               BUILD YOUR FAMILY'S FUTURE WITH PEOPLE YOU TRUST










                                     [LOGO]


                                    PROSPECTUS
                                   MAY 31, 1998




                                     [LOGO]
                                   GOLDEN OAK
                                 FAMILY OF FUNDS




                                   Advised by
                              [LOGO] CITIZENS BANK

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY...................................................................     2
EXPENSE SUMMARY...........................................................     4
FINANCIAL HIGHLIGHTS......................................................     8
THE PORTFOLIOS AND THE TRUST..............................................     9
INVESTMENT OBJECTIVES AND POLICIES........................................     9
INVESTMENT LIMITATIONS AND FUNDAMENTAL POLICIES...........................    13
THE ADVISER...............................................................    14
THE SUB-ADVISERS..........................................................    15
THE ADMINISTRATOR.........................................................    16

THE TRANSFER AGENT........................................................    16
THE DISTRIBUTOR...........................................................    16
HOW TO PURCHASE SHARES....................................................    17
HOW TO EXCHANGE SHARES....................................................    20
HOW TO REDEEM SHARES......................................................    20
PERFORMANCE...............................................................    22
TAXES.....................................................................    24
GENERAL INFORMATION.......................................................    26
DESCRIPTION OF PERMITTED INVESTMENTS......................................    28

GOLDEN OAK FAMILY OF FUNDS

                      Investment Adviser:

                      CITIZENS BANK

   - GOLDEN OAK GROWTH PORTFOLIO
   - GOLDEN OAK VALUE PORTFOLIO
   - GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
   - GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
   - GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

THE GOLDEN OAK FAMILY OF FUNDS is a group of professionally managed mutual funds that offers a convenient and economical means of investing in one or more portfolios of securities. This Prospectus offers Institutional and Class A shares of the Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio (the "Portfolios"), an assortment of equity, fixed income and money market portfolios.

Each Portfolio offers its Institutional shares to institutional investors, including CITIZENS BANK, its affiliates and correspondents for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. Each Portfolio offers its Class A shares to individuals and institutional accounts, including accounts for which Citizens Bank, its affiliates and correspondents, act in an agency or custodial capacity.

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               MUTUAL FUND SHARES

 - ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY

 - ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, INCLUDING CITIZENS BANK, ANY OF ITS AFFILIATES OR CORRESPONDENTS, OR OTHER FINANCIAL INSTITUTION

 - ARE NOT GUARANTEED OR ENDORSED BY ANY BANK, INCLUDING CITIZENS BANK, ANY OF ITS AFFILIATES OR CORRESPONDENTS, OR OTHER FINANCIAL INSTITUTION

 - INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL

This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Each Portfolio is a separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1998 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-545-6331. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 31, 1998

2

                                    SUMMARY

      THE GOLDEN OAK FAMILY OF FUNDS IS A GROUP OF OPEN-END MANAGEMENT INVESTMENT COMPANIES PROVIDING A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING SUMMARY PROVIDES BASIC INFORMATION ABOUT THE INSTITUTIONAL AND CLASS A SHARES OF THE GOLDEN OAK GROWTH PORTFOLIO, GOLDEN OAK VALUE PORTFOLIO, GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO, GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO AND GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO (EACH, A "PORTFOLIO"). THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

      WHAT ARE THE INVESTMENT OBJECTIVES? The GOLDEN OAK GROWTH PORTFOLIO (the "Growth Portfolio") seeks total return. The GOLDEN OAK VALUE PORTFOLIO (the "Value Portfolio") seeks long-term capital appreciation. The GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO (the "Intermediate-Term Income Portfolio") seeks current income consistent with limited price volatility. The GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO (the "Michigan Portfolio") seeks current income exempt from federal and Michigan income taxes consistent with preservation of capital. The GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO (the "Prime Obligation Portfolio") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. See "Investment Objectives and Policies."

      WHAT ARE THE PERMITTED INVESTMENTS? Under normal market conditions, the GROWTH PORTFOLIO will invest at least 75% of its assets in common stocks traded in United States markets. The VALUE PORTFOLIO will invest primarily in common stocks, preferred stocks and securities convertible into common stocks of domestic or foreign issuers. Under normal market conditions, the INTERMEDIATE-TERM INCOME PORTFOLIO will invest at least 80% of its assets in the following United States dollar denominated obligations: (i) corporate bonds and debentures; (ii) obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities; (iii) commercial paper; (iv) short-term bank obligations; and (v) repurchase agreements involving any of the above securities. The MICHIGAN PORTFOLIO will invest (i) primarily in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"), (ii) under normal circumstances, at least 65% of its assets in municipal bonds and (iii) except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets in Municipal Securities, the interest of which, in the opinion of counsel for the issuer, is exempt from Michigan Income Tax ("Michigan Municipal Securities"). The PRIME OBLIGATION PORTFOLIO intends to invest exclusively in short-term, U.S. dollar denominated money market instruments that satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of U.S. issuers, obligations of foreign issuers sold in the U.S. market, obligations of U.S. and London branches of foreign banks and obligations of supranational entities. See "Investment Objectives and Policies" and "Description of Permitted Investments."

      WHAT ARE THE RISKS? Because securities fluctuate in value, the shares of the Portfolios, like shares of any mutual fund, will fluctuate in value. The Growth and Value Portfolios may invest in equity securities that are affected by market and economic factors. The Portfolios may invest in fixed income securities that tend to vary inversely with interest rates and may be affected by other market and economic factors as well, which may cause these securities to fluctuate in value. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in securities of domestic issuers. The Michigan Portfolio is a non-diversified mutual fund that concentrates in Michigan Municipal Securities, which subjects the Portfolio to special investment risks. There is no assurance that the Portfolios will achieve their investment objectives, or that the Prime Obligation Portfolio will be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objectives and Policies," "Taxes--Additional Considerations for the Michigan Portfolio" and "Description of Permitted Investments."

3

      WHO ARE THE ADVISER AND SUB-ADVISERS? Citizens Bank serves as the investment adviser to the Portfolios. Wellington Management Company, LLP serves as the investment sub-adviser to the Prime Obligation Portfolio. Systematic Financial Management, L.P. serves as the investment sub-adviser to the Value Portfolio. Nicholas-Applegate Capital Management serves as the investment sub-adviser to the Growth Portfolio. See "Expense Summary," "The Adviser" and "The Sub-Advisers."

      WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the administrator and shareholder servicing agent of the Portfolios. See "Expense Summary" and "The Administrator."

      WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the Portfolios. See "Expense Summary" and "The Transfer Agent."

      WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. serves as distributor of the Portfolios' shares. See "The Distributor."

      HOW DO I PURCHASE SHARES? You may purchase INSTITUTIONAL SHARES of each Portfolio through the Transfer Agent on any day on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment in the Institutional shares is $1,000,000. Institutional shares of each Portfolio are offered at net asset value per share.

      You may purchase CLASS A SHARES of each Portfolio through the Transfer Agent on any Business Day. The minimum initial investment in the Class A shares is $1,000. Class A shares of each Portfolio are offered at net asset value per share plus a maximum sales charge of 5.75% for both the Growth and Value Portfolios or a maximum sales charge of 4.50% for both the Intermediate-Term Income and Michigan Portfolios. There is no sales charge imposed on Class A shares of the Prime Obligation Portfolio. See "How To Purchase Shares."

      HOW DO I REDEEM INSTITUTIONAL AND CLASS A SHARES? You may redeem shares through the Transfer Agent on any Business Day. Redemptions are made at the net asset value per share next determined after the order is effective. See "How To Redeem Shares."

      HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Intermediate-Term Income, Michigan and Prime Obligation Portfolios is distributed in the form of dividends declared daily and distributed monthly to shareholders of record. The net investment income (exclusive of capital gains) of the Growth and Value Portfolios is declared and distributed quarterly to shareholders of record. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information -- Dividends."

4

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION FEES                                       INSTITUTIONAL

(as a percentage of offering price)(1)

                                    GROWTH               VALUE          INTERMEDIATE-TERM       MICHIGAN       PRIME OBLIGATION
                                   PORTFOLIO           PORTFOLIO        INCOME PORTFOLIO        PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales
  Charge Imposed on
  Purchases................          None                None                 None                None               None
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1) There is a wire charge (currently $10.00) if redemption proceeds are wired except that certain financial institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                     VALUE
                                   GROWTH          PORTFOLIO     INTERMEDIATE-TERM    MICHIGAN   PRIME OBLIGATION
                                 PORTFOLIO            (3)         INCOME PORTFOLIO    PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Advisory Fees (after
  fee waiver) (2)..........          .74%              .71%              .35%            .33%           .11%
12b-1 Fees.................         None              None              None            None           None
Other Expenses (after
  fee waiver) (3)..........          .33%              .39%              .30%            .32%           .29%
-----------------------------------------------------------------------------------------------------------------
Total Operating
  Expenses (after
  fee waiver) (2)..........         1.07%             1.10%              .65%            .65%           .40%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(2) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee for an indefinite period of time in an amount that operates to limit Total Operating Expenses to not more than 1.10%, 1.10%, .65%, .65% and .40% of the average daily net assets of the Institutional shares of the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios, respectively. The advisory fee shown reflects this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, the advisory fees for the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be .74%, .74%, .50%, .50% and .30%, respectively. Absent the voluntary fee waivers described above, Total Operating Expenses for the Institutional shares of the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be 1.07%, 1.28%, .80%, .82% and .59%, respectively.

(3) The Administrator, for the Value Portfolio, has agreed to waive, on a voluntary basis, a portion of its fee. Absent such waiver, Other Expenses would be .54% for the Value Portfolio.

5

EXAMPLE

-----------------------------------------------------------------------------------
                                                  1 YR.   3 YRS.   5 YRS.   10 YRS.
-----------------------------------------------------------------------------------
An investor would pay the following expenses on
  a $1,000 investment assuming (1) 5% annual
  return and (2) redemption at the end of each
  time period:
    Growth Portfolio............................   $11     $35      $61      $134
    Value Portfolio.............................   $11     $35      $61      $134
    Intermediate-Term Income Portfolio..........   $ 7     $21      $36      $ 81
    Michigan Portfolio..........................   $ 7     $21      $36      $ 81
    Prime Obligation Portfolio..................   $ 4     $13      $22      $ 51
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that financial institution. Additional information may be found under "The Adviser," "The Sub-Advisers" and "The Administrator."

6

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION FEES                                             CLASS A

(as a percentage of offering price)(1)

                                    GROWTH               VALUE         INTERMEDIATE-TERM      MICHIGAN      PRIME OBLIGATION
                                   PORTFOLIO           PORTFOLIO       INCOME PORTFOLIO       PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales
  Charge Imposed on
  Purchases................            5.75%               5.75%               4.50%              4.50%           None
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) There is a wire charge (currently $10.00) if redemption proceeds are wired except that certain financial institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                    GROWTH               VALUE         INTERMEDIATE-TERM      MICHIGAN      PRIME OBLIGATION
                                   PORTFOLIO         PORTFOLIO(3)      INCOME PORTFOLIO       PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after
  fee waiver) (2)..........             .74%                .71%                .35%               .33%              .11%
12b-1 Fees.................             .25%                .25%                .25%               .25%              .25%
Other Expenses (after
  fee waiver) (3)..........             .33%                .39%                .30%               .32%              .29%
------------------------------------------------------------------------------------------------------------------------------
Total Operating
  Expenses (after
  fee waiver) (2)..........            1.32%               1.35%                .90%               .90%              .65%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(2) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee for an indefinite period of time in an amount that operates to limit Total Operating Expenses (exclusive of distribution expenses) to not more than 1.35%, 1.35%, .90%, .90% and .65% of the average daily net assets of the Class A shares of the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios, respectively. The advisory fee shown reflects this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the advisory fees for the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be .74%, .74%, .50%, .50% and .30%, respectively. Absent the voluntary fee waivers described above, Total Operating Expenses for the Class A shares of the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be 1.32%, 1.53%, 1.05%, 1.07% and .84%, respectively.

(3) The Administrator, for the Value Portfolio, has agreed to waive on a voluntary basis, a portion of its fee. Absent such fee waiver, Other Expenses would be .54% to the Value Portfolio.

7

EXAMPLE

-----------------------------------------------------------------------------------
                                                  1 YR.   3 YRS.   5 YRS.   10 YRS.
-----------------------------------------------------------------------------------
An investor would pay the following expenses on
  a $1,000 investment assuming (1) imposition of
  the maximum sales load, (2) 5% annual return
  and (3) redemption at the end of each time
  period:
    Growth Portfolio............................   $70     $98      $127     $211
    Value Portfolio.............................   $70     $98      $127     $211
    Intermediate-Term Income Portfolio..........   $54     $72      $ 93     $151
    Michigan Portfolio..........................   $54     $72      $ 93     $151
    Prime Obligation Portfolio..................   $ 7     $21      $ 36     $ 81
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that financial institution. Additional information may be found under "The Adviser," "The Sub-Advisers" and "The Administrator."

Long-term Class A shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD").

8

FINANCIAL HIGHLIGHTS                                  GOLDEN OAK FAMILY OF FUNDS

The following information has been derived from the financial statements of The Arbor Fund (the "Trust"), which have been audited by Price Waterhouse LLP, as indicated in their report dated March 13, 1998 on the Trust's financial statements as of January 31, 1998 incorporated by reference into the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is in the 1998 Annual Report to Shareholders and is available upon request without charge by calling 1-800-545-6331. This table should be read in conjunction with the Trust's financial statements and notes thereto.

For a Share Outstanding Throughout
the Periods Ended January 31,

                                                                         REALIZED
                                                                           AND
                                                                        UNREALIZED        DISTRIBUTIONS
                                               NET ASSET                  GAINS      -----------------------
                                                 VALUE        NET        (LOSSES)       NET          NET        NET ASSET
                                               BEGINNING   INVESTMENT       ON       INVESTMENT    REALIZED     VALUE END    TOTAL
                                               OF PERIOD     INCOME     INVESTMENTS    INCOME        GAIN       OF PERIOD    RETURN
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO
  INSTITUTIONAL
-----------------------------------------------------------------------------------------------------------------------------------
1998.........................................   $ 1.00        0.05           --        (0.05)          --         $ 1.00      5.41%
1997.........................................     1.00        0.05           --        (0.05)          --           1.00      5.21
1996.........................................     1.00        0.06           --        (0.06)          --           1.00      5.74
1995.........................................     1.00        0.04           --        (0.04)          --           1.00      4.21
1994(1)......................................     1.00        0.03           --        (0.03)          --           1.00      2.87
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS
  A+
-----------------------------------------------------------------------------------------------------------------------------------
1998.........................................   $ 1.00        0.05           --        (0.05)          --         $ 1.00      5.15%
1997.........................................     1.00        0.05           --        (0.05)          --           1.00      4.95
1996.........................................     1.00        0.05           --        (0.05)          --           1.00      5.47
1995.........................................     1.00        0.04           --        (0.04)          --           1.00      3.95
1994(2)......................................     1.00          --           --           --           --           1.00      2.90*
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO
  INSTITUTIONAL
-----------------------------------------------------------------------------------------------------------------------------------
1998.........................................   $ 9.83        0.56         0.21        (0.56)          --         $10.04      8.07%
1997.........................................    10.15        0.54        (0.32)       (0.54)          --           9.83      2.31
1996.........................................     9.52        0.56         0.63        (0.56)          --          10.15     12.83
1995.........................................    10.19        0.50        (0.67)       (0.50)          --           9.52     (1.61)
1994(1)......................................    10.00        0.46         0.23        (0.46)       (0.04)         10.19      6.99
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A+
-----------------------------------------------------------------------------------------------------------------------------------
1998.........................................   $ 9.83        0.53         0.21        (0.53)          --         $10.04      7.78%
1997.........................................    10.15        0.52        (0.32)       (0.52)          --           9.83      2.05
1996.........................................     9.52        0.54         0.63        (0.54)          --          10.15     12.54
1995.........................................    10.19        0.48        (0.67)       (0.48)          --           9.52     (1.85)
1994(3)......................................    10.12        0.31         0.11        (0.31)       (0.04)         10.19      6.72*
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO
  INSTITUTIONAL
-----------------------------------------------------------------------------------------------------------------------------------
1998(4)......................................   $10.00        0.27         0.26        (0.27)       (0.02)        $10.24      5.35%
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO CLASS A+
-----------------------------------------------------------------------------------------------------------------------------------
1998(4)......................................   $10.00        0.27         0.26        (0.27)       (0.02)        $10.24      5.31%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO INSTITUTIONAL
-----------------------------------------------------------------------------------------------------------------------------------
1998.........................................   $12.66          --         3.12           --        (3.12)        $12.66     25.85%
1997.........................................    10.26          --         2.44        (0.01)       (0.03)         12.66     23.79
1996.........................................    10.00        0.07         1.74        (0.07)       (1.48)         10.26     18.81
1995.........................................    10.82        0.08        (0.64)       (0.08)       (0.18)         10.00     (5.24)
1994(1)......................................    10.00        0.08         0.82        (0.08)          --          10.82      9.08
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO CLASS A+
-----------------------------------------------------------------------------------------------------------------------------------
1998.........................................   $12.57       (0.01)        3.07           --        $(3.12)       $12.51     25.56%
1997.........................................    10.20       (0.03)        2.43           --        (0.03)         12.57     23.56
1996.........................................     9.96        0.04         1.72        (0.04)       (1.48)         10.20     18.43
1995.........................................    10.81        0.05        (0.67)       (0.05)       (0.18)          9.96     (5.76)
1994(3)......................................     9.54        0.02         1.27        (0.02)          --          10.81     22.00*
-----------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO INSTITUTIONAL
-----------------------------------------------------------------------------------------------------------------------------------
1998(4)......................................   $10.00        0.04         0.86        (0.04)       (1.53)        $ 9.33      9.15%
-----------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO CLASS A+
-----------------------------------------------------------------------------------------------------------------------------------
1998(4)......................................   $10.00        0.02         0.86        (0.03)       (1.53)        $ 9.32      8.97%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                RATIO OF   RATIO OF
                                                                     RATIO OF   EXPENSES      NET
                                                          RATIO OF      NET        TO      INCOME TO
                                                 NET      EXPENSES    INCOME     AVERAGE    AVERAGE
                                               ASSETS        TO         TO         NET        NET
                                               END OF     AVERAGE     AVERAGE    ASSETS     ASSETS    PORTFOLIO   AVERAGE

                                               PERIOD       NET         NET     (EXCLUDING (EXCLUDING TURNOVER   COMMISSION

                                                (000)      ASSETS     ASSETS    WAIVERS)   WAIVERS)     RATE      RATE ++

--------------------------------------------- ------------------------------------------------------------------------------

PRIME OBLIGATION MONEY MARKET PORTFOLIO
  INSTITUTIONAL
--------------------------------------------- ------------------------------------------------------------------------------

1998......................................... $127,977      0.40%      5.29%      0.59%      5.10%      N/A         N/A

1997.........................................   94,508      0.40       5.08       0.68       4.80       N/A         N/A

1996.........................................  107,409      0.40       5.60       0.70       5.30       N/A         N/A

1995.........................................  109,076      0.40       4.20       0.68       3.92       N/A         N/A

1994(1)......................................  117,188      0.40       2.83       0.67       2.56       N/A         N/A

--------------------------------------------- ------------------------------------------------------------------------------

PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS
  A+
--------------------------------------------- ------------------------------------------------------------------------------

1998......................................... $  6,381      0.65%      4.99%      0.84%      4.80%      N/A         N/A

1997.........................................   71,686      0.65       4.83       0.93       4.55       N/A         N/A

1996.........................................   75,293      0.65       5.31       0.95       5.01       N/A         N/A

1995.........................................   21,018      0.65       3.95       0.93       3.67       N/A         N/A

1994(2)......................................      104      0.65*      2.68*      0.93*      2.40*      N/A         N/A

--------------------------------------------- ------------------------------------------------------------------------------

INTERMEDIATE-TERM INCOME PORTFOLIO
  INSTITUTIONAL
--------------------------------------------- ------------------------------------------------------------------------------

1998......................................... $125,936      0.65%      5.66%      0.80%      5.51%     60.78%       N/A

1997.........................................  116,689      0.65       5.48       0.80       5.33      34.67        N/A

1996.........................................  104,270      0.65       5.68       0.84       5.49     121.47        N/A

1995.........................................   80,064      0.65       5.21       0.86       5.00     141.51        N/A

1994(1)......................................   64.329      0.65       4.47       0.83       4.29      71.73        N/A

--------------------------------------------- ------------------------------------------------------------------------------

INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A+
--------------------------------------------- ------------------------------------------------------------------------------

1998......................................... $     64      0.90%      5.40%      1.05%      5.25%     60.78%       N/A

1997.........................................       84      0.90       5.20       1.05       5.05      34.67        N/A

1996.........................................      210      0.90       5.49       1.09       5.30     121.47        N/A

1995.........................................      314      0.90       4.96       1.11       4.75     141.51        N/A

1994(3)......................................      365      0.90*      4.27*      1.08*      4.09*     71.73        N/A

--------------------------------------------- ------------------------------------------------------------------------------

MICHIGAN TAX FREE BOND PORTFOLIO
  INSTITUTIONAL
--------------------------------------------- ------------------------------------------------------------------------------

1998(4)...................................... $ 85,556      0.65%*     4.41%*     0.82%*     4.24%*     9.77%       N/A

--------------------------------------------- ------------------------------------------------------------------------------

MICHIGAN TAX FREE BOND PORTFOLIO CLASS A+
--------------------------------------------- ------------------------------------------------------------------------------

1998(4)...................................... $     10      0.90%*     4.15%*     1.07%*     3.98%*     9.77%       N/A

--------------------------------------------- ------------------------------------------------------------------------------

GROWTH PORTFOLIO INSTITUTIONAL
--------------------------------------------- ------------------------------------------------------------------------------

1998......................................... $ 36,240      1.07%      0.03%      1.07%      0.03%    131.54%   $   0.0600

1997.........................................   32,973      1.10       0.04       1.11       0.03     130.69        0.0600

1996.........................................   24,775      1.10       0.62       1.17       0.55     189.48        N/A

1995.........................................   32,931      1.10       0.74       1.24       0.60      84.00        N/A

1994(1)......................................   24,955      1.10       0.77       1.21       0.66      68.91        N/A

--------------------------------------------- ------------------------------------------------------------------------------

GROWTH PORTFOLIO CLASS A+
--------------------------------------------- ------------------------------------------------------------------------------

1998......................................... $    307      1.32%     (0.21)%     1.32%     (0.21)%   131.54%   $   0.0600

1997.........................................      226      1.35      (0.20)      1.36      (0.21)    130.69        0.0600

1996.........................................      193      1.35       0.30       1.42       0.23     189.48        N/A

1995.........................................      125      1.35       0.49       1.49       0.35      84.00        N/A

1994(3)......................................      173      1.35*      0.33*      1.45*      0.23*     68.91        N/A

--------------------------------------------- ------------------------------------------------------------------------------

VALUE PORTFOLIO INSTITUTIONAL
--------------------------------------------- ------------------------------------------------------------------------------

1998(4)...................................... $ 30,922      1.10%*     0.72%*     1.28%*     0.54%*    90.97%   $   0.0421

--------------------------------------------- ------------------------------------------------------------------------------

VALUE PORTFOLIO CLASS A+
--------------------------------------------- ------------------------------------------------------------------------------

1998(4)...................................... $     51      1.35%*     0.31%*     1.53%*     0.13%*    90.97%   $   0.0421

--------------------------------------------- ------------------------------------------------------------------------------


Amounts designated as "--" are either $0 or have been rounded to $0.
*  Annualized.
+  Total return does not reflect the sales charge.
++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(1) Commenced operations February 1, 1993.
(2) Commenced operations January 20, 1994.
(3) Commenced operations June 18, 1993.
(4) Commenced operations June 23, 1997. Total return for the period indicated has not been annualized.

9

THE PORTFOLIOS AND THE TRUST

The Golden Oak Family of Funds (the "Golden Oak Family") is a group of open-end management investment companies (each a "portfolio") that are offered together in order to provide investors with a number of investment alternatives. Each of the portfolios is a separate series of shares of The Arbor Fund (the "Trust"), an open-end management investment company. Shareholders may purchase units of beneficial interest ("shares") in the portfolios through two separate classes, Institutional and Class A, which provide for variations in distribution costs, related voting rights and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers the Institutional and Class A shares of the Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio (each, a "Portfolio"; collectively, the "Portfolios"). For ease of reference, the words "Golden Oak" are omitted from the Portfolios' names throughout this Prospectus. Each of the Portfolios is a diversified mutual fund except for the Michigan Portfolio, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios is contained in separate prospectuses that may be obtained by calling 1-800-545-6331.

INVESTMENT OBJECTIVES AND POLICIES

THE GROWTH PORTFOLIO -- The investment objective of the Growth Portfolio is to provide total return. There is no assurance that the Portfolio will achieve its investment objective.

Under normal conditions, the Portfolio expects to be fully invested in common stocks (and will be at least 75% invested in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Portfolio may invest in warrants and rights to purchase common stocks, United States dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Portfolio may invest up to 10% of its net assets in American Depositary Receipts, including American Depositary Shares and New York Shares. The Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. Nicholas-Applegate Capital Management (the "Sub-Adviser") will engage in such transactions only as hedging transactions and not for speculative purposes.

The common stocks and other equity securities purchased by the Portfolio will be those of companies which, in the Sub-Adviser's opinion, have accelerating earnings growth, rising analyst estimates of earnings growth, strong fundamental quality and positive price behavior. However, there is no assurance that the Sub-Adviser will be able to accurately predict the stages of a business cycle. In addition, the Portfolio invests primarily in equity securities that fluctuate in value; therefore, the Portfolio's shares will fluctuate in value.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States Government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories

10

(collectively, "Money Market Instruments")), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so.

For the fiscal year ended January 31, 1998, the Portfolio's annual turnover rate was approximately 132%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders.

THE VALUE PORTFOLIO -- The investment objective of the Value Portfolio is to seek long-term capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable in equity securities and will focus on equity securities which are undervalued relative to a company's earnings. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in American Depositary Receipts and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in the money market instruments described below.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in Money Market Instruments and may hold a portion of its assets in cash for liquidity purposes. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

THE INTERMEDIATE-TERM INCOME PORTFOLIO -- The investment objective of the Intermediate-Term Income Portfolio is current income consistent with limited price volatility. The Portfolio will seek to limit price volatility by maintaining an average weighted maturity of three to ten years. There is no assurance that the Portfolio will achieve its investment objective.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the following United States dollar denominated obligations: (i) corporate bonds and debentures rated A or better by Standard & Poor's Corporation ("S&P") or A or better by Moody's Investors Service ("Moody's") or of comparable quality at the time of purchase as determined by the Adviser; and
(ii) Money Market Instruments. The Portfolio may only purchase those short-term bank obligations that the Adviser deems to be comparable in quality to corporate obligations in which the Portfolio may invest.

The remaining 20% of the Portfolio's assets may be invested in (i) debt securities issued or guaranteed by the government of Canada or its provincial or local governments; (ii) debt securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and debt securities of supranational entities; (iii) mortgage-backed securities and asset-backed securities rated in one of the top two categories by S&P or Moody's; (iv) receipts evidencing separately traded interest and principal component parts of United States Government obligations ("STRIPS"); (v) taxable municipal securities rated A or better by S&P or Moody's or of comparable quality at the time of purchase by the Adviser; (vi) corporate bonds and debentures rated BBB by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; and (vii) repurchase agreements involving such securities. The Portfolio will limit its purchase of corporate securities rated BBB by S&P or Moody's (or of comparable quality) to 10% of its total assets. The Portfolio may invest in futures and options for hedging purposes, and will limit the outstanding obligations to purchase securities under futures contracts to not more than 20% of the Portfolio's total assets.

11

In the event a security owned by the Portfolio is downgraded below these ratings categories, the Adviser will review the quality and credit-worthiness of such security and take action, if any, that it deems appropriate.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years, although there are no restrictions on the maturity of any single instrument.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments listed above, may hold a portion of its assets in cash for liquidity purposes and may shorten the average maturity substantially. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may engage in securities lending.

THE MICHIGAN PORTFOLIO -- The investment objective of the Michigan Portfolio is current income exempt from federal and Michigan income taxes consistent with preservation of capital. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio will invest primarily in obligations issued by or on behalf of the states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio that at least 80% of its net assets will be invested in municipal securities the interest on which is exempt from federal income tax and not subject to taxation as a preference item for purposes of the alternative minimum tax. Under normal circumstances, at least 65% of the Portfolio will be invested in municipal bonds and, except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel to the issuer, is exempt from Michigan income tax ("Michigan Municipal Securities"). The Adviser expects to be fully invested in Municipal Securities. The Portfolio will purchase Municipal Securities that meet the following criteria: (i) municipal bonds rated in one of the three highest rating categories; (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short term rating categories; or (iv) any of the foregoing that are not rated but are determined by the Adviser to be of comparable quality at the time of investment. The Portfolio may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a national securities exchange.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years. The maximum maturity for any individual security is thirty years.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Portfolio is a non-diversified investment company which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of the Portfolio's assets in any one issuer. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

For temporary defensive purposes, when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in taxable money market instruments (including repurchase agreements) and securities subject to the alternative minimum tax and it may hold a portion of its assets in cash for liquidity purposes. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not

12

for speculative purposes. In addition, the Portfolio may also engage in securities lending.

THE PRIME OBLIGATION PORTFOLIO -- The investment objective of the Prime Obligation Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only United States dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."

The Portfolio intends to invest exclusively in (i) bills, notes, receipts and bonds issued by the United States Treasury and STRIPs of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government;
(iii) commercial paper of United States or foreign issuers rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by Wellington Management Company, LLP (the "Sub-Adviser") to be of comparable quality; (iv) obligations of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks that have total assets of $1 billion or more as shown on their most recently published financial statements (the Portfolio may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (v) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial Government and Crown Agency obligations; (vi) short-term corporate obligations of United States and foreign issuers with commercial paper that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (vii) repurchase agreements involving any of the foregoing obligations; (viii) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two nationally recognized statistical ratings organizations ("NRSROs") in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (ix) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Portfolio's Sub-Adviser to be of comparable quality; and (x) to the extent permitted by applicable law, shares of other investment companies.

The Portfolio may invest up to 10% of its net assets in Illiquid Securities.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so. The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

For additional information regarding the permitted investments of the Portfolios see "Investment Objectives and Policies -- Risk Factors" and "Description of Permitted Investments" in the Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

RISK FACTORS

The market value of the Intermediate-Term Income and Michigan Portfolios' fixed income investments will change in response to interest rate changes and other factors and the impact of such changes will depend, in part, upon the ratings and maturities of a Portfolio's investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturity tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Bonds rated BBB by S&P or Moody's are to be considered as investment medium grade obligations. Such debt

13

rated BBB has an adequate capacity to pay interest and repay principal although it is more vulnerable to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Such securities are considered to have speculative characteristics. In the event any security is downgraded below the applicable rating category set forth in this Prospectus, the Adviser and/or Sub-Adviser will review the security and determine whether to retain or dispose of it.

Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value. Zero coupon securities may be more subject to price volatility than securities that pay coupon interest.

In general, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of a decline in interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Portfolio are prepaid, the Portfolio may reinvest the proceeds in securities, the yield of which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Portfolio.

Investments in securities of foreign issuers may subject a Portfolio to different risks than those attendant to investments in securities of United States issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may be less publicly available information with regard to foreign issuers, than domestic issuers.

The Michigan Portfolio currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in Municipal Securities, the interest of which is paid from venues or projects with similar characteristics. See also "Description of Permitted Investments -- Special Factors Relating to Michigan Municipal Securities" in the Statement of Additional Information.

INVESTMENT LIMITATIONS AND
FUNDAMENTAL POLICIES

The investment objective and the following investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's assets. This limitation does not apply to the Michigan Portfolio. As a money market fund, the Prime Obligation Portfolio is subject to additional diversification requirements. See "Description of Permitted Investments -- Restraints on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (a) investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities, (b) investments in tax-exempt securities issued by governments or political subdivisions of government or (c) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

14

3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

Citizens Bank (the "Adviser") serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and continuously reviews, supervises and administers each Portfolio's investment program. The Trust and the Adviser have employed Wellington Management Company, LLP as the investment sub-adviser to the Prime Obligation Portfolio, Systematic Financial Management, L.P. as the investment sub-adviser to the Value Portfolio and Nicholas-Applegate Capital Management as the investment sub-adviser to the Growth Portfolio on a day-to-day basis, in each case subject to the supervision of the Adviser and the Trustees. In conjunction with the Adviser, each investment sub-adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. See "The Sub-Advisers."

The Adviser is independent of SEI Fund Resources (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser, 328 S. Saginaw Street, Flint, Michigan 48502, was incorporated in 1871 in the state of Michigan. Citizens Bank is a wholly-owned subsidiary of Citizens Banking Corporation. Citizens Banking Corporation is an interstate bank holding company with over $4.4 billion in assets and 128 banking offices in Michigan and Illinois. As of January 31, 1998, the Adviser's total assets under management were $2.5 billion. The Adviser has managed bank common funds, pension plan assets and personal trust assets since 1927. The Adviser's sole experience as an investment adviser to investment companies is as investment adviser to the Trust.

Richard C. Cross, Vice President and Trust Officer of the Adviser, began managing the Michigan Portfolio in October, 1997. He managed fixed income portfolios from 1982 to 1994 at The Dow Chemical Co. From 1994 to 1996 he was a financial consultant at Chemical Bank.

Christopher W. Wheeler, Vice President and Trust Officer of the Adviser, has managed the Intermediate-Term Income Portfolio since February, 1996. He has managed the Adviser's fixed income portfolios and trust accounts since 1993.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Growth Portfolio, .74%; Value Portfolio, .74%; Intermediate-Term Income Portfolio, .50%; Michigan Portfolio, .50%; and Prime Obligation Portfolio, .30%. Any sub-advisory fees paid by a Portfolio to a sub-adviser reduces the amount of the appropriate advisory fee payable to the Adviser. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Institutional and Class A shares of the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios (exclusive of distribution expenses charged to Class A shares) to not more than 1.10%, 1.10%, .65%, .65% and .40%, respectively, of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended January 31, 1998, the Growth, Value, Intermediate-Term Income, Michigan Tax Free Bond and Prime Obligation Portfolios paid the Adviser an advisory fee of .74%, .71%, .35%, .33% and .11% respectively, of each Portfolio's average daily net assets.

The Glass-Steagall Act restricts the securities activities of banks such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

15

THE SUB-ADVISERS

Wellington Management Company, LLP (a "Sub-Adviser" or "WMC") serves as the investment sub-adviser for the Prime Obligation Portfolio, Systematic Financial Management, L.P. (a "Sub-Adviser" or "Systematic Financial") serves as investment sub-adviser for the Value Portfolio and Nicholas-Applegate Capital Management (a "Sub-Adviser" or "Nicholas-Applegate") serves as investment sub-adviser for the Growth Portfolio pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") with the Trust and/or the Adviser. Under each Sub-Advisory Agreement, the Sub-Adviser manages the investments of the appropriate Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1998, WMC had discretionary management authority with respect to approximately $194 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, WMC is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" (defined below) and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that WMC manages for the Trust including assets of funds other than the Prime Obligation Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets". For the fiscal year ended January 31, 1998 the Portfolio paid WMC an advisory fee, as a percentage of average daily net assets, of .075%.

Systematic Financial serves as the investment sub-adviser for the Value Portfolio. Systematic Financial was established in 1982 and has managed portfolios on a discretionary basis since inception. Systematic Financial's clients include foundations, pension funds, public retirement systems and Taft-Hartley plans as well as other institutional investors and individuals. Systematic Financial's value strategy, which was originally developed by our Chief Investment Officer, has been employed since the early 1980's. Systematic Financial is a Delaware limited partnership. The principal business address of Systematic Financial Management, L.P. is 300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Systematic Financial is entitled to receive from the Portfolio a fee, calculated daily and paid monthly, at an annual rate of .45% of the first $50 million, .35% of the next $50 million and .40% of any amount above $100 million of the average daily net assets of the Portfolio. For the fiscal year ended January 31, 1998, the Portfolio paid the Sub-Adviser an advisory fee of .45% of its average daily net assets.

Gyanendra Kumar Joshi, Senior Managing Director of Systematic Financial, manages the Value Portfolio. Mr. Joshi joined Systematic Financial in June 1996. Prior to that time, Mr. Joshi was Managing Director of Mitchell Hutchins Institutional Investors. Mr. Joshi has been involved in the investment industry for 26 years.

Nicholas-Applegate serves as the investment sub-adviser for the Growth Portfolio. Nicholas-Applegate has operated as a registered investment adviser providing investment advisory services for a wide variety of clients including employee benefit plans, university endowments, foundations, public retirement systems and unions, other institutional investors and individuals since 1984 and, since April 1987, investment companies. As of January 31, 1998, Nicholas-Applegate had discretionary management authority with respect to approximately $29.2 billion of assets. Nicholas-Applegate is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, which is controlled by a corporation which, in turn, is controlled by a corporation controlled by Arthur E. Nicholas. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101.

16

The Growth Portfolio is managed by Nicholas-Applegate's systems-driven portfolio management team headed by Catherine Somhegyi, Chief Investment Officer--Global Investments and Lawrence J. Speidell, CFA, since March, 1996. Mr. Speidell had been sole manager from August 1995 to March 1996. Ms. Somhegyi has managed similar institutional accounts for Nicholas-Applegate since 1992.

Mr. Speidell joined Nicholas-Applegate in 1994. Prior to that time, Mr. Speidell was an institutional portfolio manager with Batterymarch Financial Management where he was involved in the development of domestic and international portfolio strategies and portfolio optimization. Mr. Speidell has been involved in the investment industry for over 25 years.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Nicholas-Applegate is entitled to receive from the Portfolio a fee, calculated daily and paid monthly, at an annual rate of .40% of the average daily net assets of the Portfolio. For the fiscal year ended January 31, 1998, the Portfolio paid the Sub-Adviser an advisory fee of .40% of its average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), Oaks, Pennsylvania 19456, provides the Portfolios with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities, pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Growth, Value, Intermediate-Term Income, Michigan and Prime Obligation Portfolios. The Value Portfolio and the Michigan Portfolio are also subject to a minimum fee of $100,000.

For the fiscal year ended January 31, 1998, each Portfolio paid the Administrator an administration fee (shown as a percentage of average daily net assets) of .20%.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company and an affiliate of the administrator, serves as the Portfolios' distributor pursuant to a distribution agreement ("Distribution Agreement") with the Trust which applies to Institutional and Class A shares of the Portfolio.

The Class A shares of the Portfolio have a distribution plan (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). As provided in the Distribution Agreement and the Class A Plan, the Trust will pay an annual fee of .25% of the Class A Portfolios' average daily net assets to the Distributor as compensation for its services. From this amount the Distributor may make payments to financial institutions and intermediaries such as banks (including Citizens Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Trust intends to operate the Class A Plan in accordance with its terms and with the NASD rules concerning sales charges. The Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation. The Adviser will use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios.

The Institutional shares of each Portfolio are offered without distribution fees to institutional investors,

17

including Citizens Bank, its affiliates and correspondent banks, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. These financial institutions may also charge separate fees to their customers.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of each Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

HOW TO PURCHASE SHARES

Shares of each Portfolio are sold on a continuous basis and may be purchased directly from the Transfer Agent, by mail or by wire transfer. Shares may also be purchased through a broker-dealer which has established a dealer agreement with the Distributor or through a financial institution.

Shares of each Portfolio are offered only to residents of states in which the shares are eligible for purchase.

Purchases of shares of a Portfolio may be made on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). However, shares of the Portfolios cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. The minimum initial investment in the Institutional shares is $1,000,000 and the minimum initial investment in the Class A Shares is $1,000 ($500 minimum for an IRA); however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases of Class A shares must be at least $50.

A purchase order for Institutional or Class A shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment for the shares (by wire transfer or check) prior to the time the Portfolio calculates its net asset value (normally 4:00 p.m., Eastern time, except that for the Prime Obligation Portfolio an order and payment for the shares must be received by the Transfer Agent prior to 12:00 noon, Eastern time).

The Trust reserves the right to reject a purchase order when the Distributor or Transfer Agent determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

BY MAIL (CLASS A ONLY)

Investors may purchase Class A shares of a Portfolio by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The Arbor Fund-Golden Oak (Name of Portfolio)," to the Transfer Agent. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 business days. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Transfer Agent. An investor in Institutional shares of a Portfolio may not purchase shares by check. If a check received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred.

Account Application forms can be obtained by calling 1-800-545-6331.

BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 98-7052-398-1; Further Credit: Golden Oak (Name of Portfolio). The Shareholder's name and account number must be specified in the wire.

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-808-4920 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and

18

address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: Golden Oak Family of Funds, c/o The Arbor Fund, P.O. Box 419947, Kansas City, MO 64141-6947.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include a shareholders name and account number. The investor's bank may impose a fee for investments by wire.

SYSTEMATIC INVESTMENT PLAN
("SIP") (CLASS A ONLY)

Class A Shareholders may also arrange for periodic additional investments in any Portfolio through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing the appropriate section of the Account Application form. The SIP is subject to account minimum initial purchase amounts and minimum maintained balance requirements. The minimum pre-authorized investment amount is $50 per month. An Account Application form may be obtained by calling 1-800-545-6331.

OTHER INFORMATION REGARDING PURCHASES

Institutional and Class A Shares may also be purchased through financial institutions, including Citizens Bank or its affiliates, that provide distribution assistance or shareholder services to a Portfolio. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other shareholders who desire to transfer the registration of their shares should contact the Transfer Agent to accomplish such change.

Purchases may be made by direct deposit or ACH transactions.

Depending upon the terms of a particular Customer account, a financial institution may charge Customer account fees, that is, fees in addition to the fees described herein. Information concerning these services and any charges will be provided to the Customer by the financial institution.

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the purchase order is effective plus any applicable sales charge (the "offering price"). Net asset value per share of each Portfolio is determined as of the regularly-scheduled close of the New York Stock Exchange (normally, 4:00 p.m., Eastern time) other than the Prime Obligation Portfolio. The Prime Obligation Portfolio determines its net asset value as of the earlier of 12:00 noon, Eastern time or the regularly-scheduled close of the New York Stock Exchange. No certificates representing shares will be issued. For each Portfolio except the Prime Obligation Portfolio, the net asset value per share is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. For the Prime Obligation Portfolio the net asset value per share is determined using amortized cost method described in the Statement of Additional Information. Pursuant to guidelines adopted and monitored by the Trustees, a Portfolio may use a pricing service to provide market quotations or market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. Although the methodology and procedures are identical, the net asset value per share of classes within a Portfolio may differ because of the distribution expenses paid by Class A shares.

19

The following table shows the regular sales charge on Class A shares of the Growth and Value Portfolios to a "single purchaser" (defined below) together with the sales load reallowed to certain financial institutions (the "commission"):

                         SALES CHARGE   SALES CHARGE     DEALER AND
                             AS A           AS A          BROKERAGE
                         PERCENTAGE OF  PERCENTAGE OF  COMMISSION AS A
                           OFFERING      NET AMOUNT     PERCENTAGE OF
  AMOUNT OF PURCHASE         PRICE        INVESTED     OFFERING PRICE
-----------------------  -------------  -------------  ---------------
Less than $50,000......        5.75%          6.10%           5.15%
$50,000-$99,999........        4.50%          4.71%           4.00%
$100,000-$249,999......        3.50%          3.63%           3.10%
$250,000-$499,999......        2.60%          2.67%           2.30%
$500,000-$999,999......        2.00%          2.04%           1.80%
$1,000,000 and above...          NAV              0               0

The following table shows the regular sales charge on Class A shares of the Intermediate-Term Income and Michigan Portfolios to a "single purchaser" together with the commission:

                         SALES CHARGE   SALES CHARGE     DEALER AND
                             AS A           AS A          BROKERAGE
                         PERCENTAGE OF  PERCENTAGE OF  COMMISSION AS A
                           OFFERING      NET AMOUNT     PERCENTAGE OF
  AMOUNT OF PURCHASE         PRICE        INVESTED     OFFERING PRICE
-----------------------  -------------  -------------  ---------------
Less than $100,000.....        4.50%          4.71%           4.00%
$100,000-$249,999......        3.50%          3.63%           3.10%
$250,000-$499,999......        2.60%          2.67%           2.30%
$500,000-$999,999......        2.00%          2.04%           1.80%
$1,000,000 and above...          NAV              0               0

There is no sales charge imposed on Class A shares of the Prime Obligation Portfolio.

The commissions shown in the tables apply to sales made through financial institutions. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain financial institutions, who might then be deemed to be "underwriters" under the Securities Act of 1933.

RIGHT OF ACCUMULATION

In calculating the sales charge rates applicable to current purchases of Class A shares of the Portfolio, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A shares of (i) the Growth and Value Portfolios, and (ii) the Intermediate-Term Income and Michigan Portfolios (collectively, the "Eligible Portfolios") which were purchased subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of a Portfolio for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children. A Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT

By submitting a Letter of Intent (the "Letter") to the Transfer Agent, a single purchaser may purchase shares of a Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply retroactively to purchases made up to 90 days before the date of the Letter. It is the responsibility of the shareholder to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.

OTHER CIRCUMSTANCES

No sales charge is imposed on shares of a Portfolio: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children); (iii) purchased in aggregate amounts of $1 million or more by tax exempt organizations enumerated in Section 501(c) of the Code or employee benefit plans created under Sections 401 or 457 of the Code; (iv) sold to Trustees and officers of the Trust and employees of

20

the Adviser and its affiliates; (v) sold to agency, custody and fiduciary accounts of the Adviser and its affiliates or (vi) purchased in connection with any asset allocation plan established by the Adviser.

A description of the above and other plans and privileges by which a sales charge may be reduced is set forth in the "Purchase and Redemption of Shares" section of the Statement of Additional Information.

HOW TO EXCHANGE SHARES

Shareholders may only exchange their Institutional and Class A shares of an Eligible Portfolio (defined under "Right of Accumulation," above) for the same class of the other Eligible Portfolios.

Some or all of the shares of a Portfolio for which payment has been received (i.e., an established account) may be exchanged for shares, at their net asset value, of other Eligible Portfolios with similar or lower sales loads or for shares of the Prime Obligation Portfolio which does not have a sales load. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Transfer Agent. Exchange instructions by telephone may only be accepted if previously elected on the account application.

In the case of shares held of record by Citizens Bank or another financial institution but beneficially owned by a Customer, to exchange such shares the Customer should contact Citizens Bank or the financial institution who will contact the Transfer Agent and effect the exchange on behalf of the Customer. If an exchange request in good order is received by the Transfer Agent by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Any shareholder or Customer who wishes to make an exchange must have received a current prospectus of the Portfolio in which he or she wishes to invest before the exchange will be effected.

An exchange from the Institutional shares to the Class A shares of a Portfolio will occur automatically when an Institutional shareholder's account falls below the $1,000,000 minimum balance. The Trust will provide thirty days' notice of any such exchange. The exchange will take place at net asset value, without the imposition of a sales load, fee or other charge. After the exchange, the exchanged shares will be subject to all fees applicable to Class A shares. In the event that a shareholder declines to accept an automatic exchange, and if the shareholder does not meet the requirements for investing in Institutional shares, the Trust reserves the right to redeem the shares upon expiration of the thirty-day period. Each Portfolio reserves the right to require shareholders to complete an application or other documentation in connection with the exchange.

HOW TO REDEEM SHARES

Shareholders may redeem their shares without charge on any Business Day and shares may ordinarily be redeemed by mail, by telephone or by wire transfer. A wire redemption fee (currently $10.00) is charged for wire redemptions except that certain financial institutions may be exempt from this wire charge.

BY MAIL

A written request for redemption must be received by the Transfer Agent in good form in order to constitute a valid request for redemption. Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request. The Transfer Agent may require that the signature on the written request be guaranteed. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $50,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at the address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature on certain redemption requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the Account Application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the

21

account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or from organizations that do not provide reimbursement in the case of fraud.

For information about the proper form of redemption requests, call 1-800-808-4920. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application or by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

BY TELEPHONE

Shares may be redeemed by telephone if the shareholder elects that option on the Account Application. Telephone redemption orders may be made by the shareholder by calling the Transfer Agent at 1-800-808-4920. Wire redemption requests may be made to the Transfer Agent, who will add a wire redemption charge (presently $10.00, except that certain financial institutions may be exempt from this wire charge) to the amount of the redemption. Telephone redemption orders must be placed with the Transfer Agent prior to the time a Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time for each Portfolio except the Prime Obligation Portfolio and as of 12:00 noon, Eastern time for the Prime Obligation Portfolio) on any Business Day in order to be effective on such day. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Shareholders may not close their accounts by telephone.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and a shareholder experiences difficulties placing redemption orders by telephone, the shareholder may wish to consider placing the order by other means, such as mail or overnight delivery.

CHECK WRITING SERVICE

Class A shareholders of the Prime Obligation Portfolio may redeem shares by writing checks on his or her account for $500 or more. Once a shareholder has signed and returned a signature card, he or she will receive a supply of checks. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. These checks are free, but the shareholder's account will be charged a fee (currently $15) for stopping payment of a check upon the shareholder's request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of a Portfolio account, a shareholder may not use a check to close his or her account.

OTHER INFORMATION REGARDING REDEMPTIONS

The redemption price for the Institutional and Class A shares is the net asset value per share next determined after the request for redemption is effective. Payment to shareholders for shares redeemed will generally be made within seven days after receipt by the Transfer Agent of the redemption request in good order.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 business days. A Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, a Portfolio reserves the right to

22

redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder decreases in value below the minimum initial purchase amount for the applicable class of shares. Accordingly, an investor purchasing shares of a Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Portfolio in an amount that will increase the value of the account to at least the minimum initial purchase amount.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

SYSTEMATIC WITHDRAWAL PLAN
(SWP) (CLASS A SHARES ONLY)

The Portfolios offer a Systematic Withdrawal Plan which may be utilized by Class B shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $10,000 or more. Class A shareholders may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. An Account Application Form may be obtained by calling 1-800-545-6331.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent. It is generally not in the best interest of shareholders in the SWP to acquire additional shares if they would have to pay a sales load in connection with such purchases.

PERFORMANCE

From time to time the Prime Obligation Portfolio may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Portfolio refers to the income generated by an investment in a Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

From time to time, the Growth, Intermediate-Term Income, Michigan and Value Portfolios may also advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the income generated by a hypothetical investment, net of any sales charge in the case of Class A shares, in a Portfolio over a specified thirty day period. This income is then "annualized," i.e., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, net of any sales charge, for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The performance on Institutional shares will normally be higher than that on Class A shares because of the distribution expenses charged to the Class A shares.

A Portfolio may periodically compare its performance to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals, broad groups of comparable

23

mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to portfolio management, investment philosophy and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PERFORMANCE INFORMATION FOR PREDECESSOR COMMON TRUST FUNDS

The Michigan Portfolio is a successor to the Tax Exempt Bond Common Trust Fund (the "Michigan Fund") managed by Citizens Bank. The Value Portfolio is a successor to the Value Equity Common Trust Fund (the "Value Fund") managed by Citizens Bank until June 20, 1997 and thereafter by Systematic Financial. A substantial portion of the assets of the Michigan Fund and the Value Fund (together, the "Funds") was transferred to the Michigan Portfolio and the Value Portfolio, respectively, in connection with each Portfolio's commencement of operations. Set forth below is certain performance data for the Portfolios that includes performance data for the Funds, which is deemed relevant because each respective Fund was managed using virtually the same investment objective, policies and restrictions as those used by the Michigan Portfolio and the Value Portfolio. The performance data, however, is not necessarily indicative of the future performance of the Michigan Portfolio or the Value Portfolio. Further, the predecessor Funds were not subject to certain investment limitations and restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance results of the Fund.

The predecessor Funds did not incur expenses that correspond to the advisory, administrative, and other fees to which the Michigan Portfolio and the Value Portfolio are subject. Accordingly, the following performance information has been adjusted by applying the total expense ratio for each class of the Michigan Portfolio and the Value Portfolio, as disclosed in the Prospectus at the time the Portfolios commenced operations, which reduced the actual performance of the Funds.

The data set forth below under the heading "Return With Sales Charge" is adjusted to reflect the total operating expenses applicable to each class, and, with respect to Class A shares, to take into account a maximum 4.50% sales charge applicable to purchases of the Michigan Portfolio and a 5.75% sales charge applicable to purchases of the Value Portfolio. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charge.

24

                         COMBINED TOTAL RETURNS FOR THE
                         MICHIGAN AND VALUE PORTFOLIOS
                      (INCLUDING THEIR PREDECESSOR FUNDS)
                                      AND
        THE MERRILL LYNCH INTERMEDIATE MUNCIPAL AND RUSSELL 1000 INDICES
                     FOR THE PERIOD ENDED JANUARY 31, 1998

RETURN WITH SALES                                            SINCE
      CHARGE         1 YEAR      5 YEARS     10 YEARS    INCEPTION(1)
------------------  ---------  -----------  -----------  -------------

Michigan Portfolio
  Class A (4.50%)        2.43%       4.25%        5.65%         5.17%
Value Portfolio
  Class A (5.75%)       15.44%      15.22%       12.39%        12.97%

  RETURN WITHOUT
   SALES CHARGE
------------------

Michigan Portfolio
  Institutional          7.36%       5.50%        6.42%         5.91%
  Class A                7.22%       5.21%        6.14%         5.62%
Merrill Lynch
 Intermediate
  Municipal Index        7.07%       5.44%      N/A           N/A
Value Portfolio
  Institutional         22.84%      16.96%       13.42%        13.82%
  Class A               22.50%      16.59%       13.07%        13.49%
Russell 1000 Index      27.11%      20.39%       17.11%          N/A

------------------------------

(1) The Michigan Portfolio and the Value Portfolio commenced operations on June 23, 1997. The Michigan Fund commenced operations on July 1, 1987. The Value Fund commenced operations on July 1, 1985. The Merrill Lynch Intermediate Municipal Index commenced operations on December 31, 1988 and, therefore, its performance since inception has been calculated using that date rather than the Michigan Fund's commencement date. The performance since inception of the Russell 1000 Index has been calculated using the inception date of the Value Fund.

The Merrill Lynch Intermediate Municipal Index is an index of investment-grade, non-taxable municipal bonds that were issued in the past five years. The Russell 1000 Index is a capitalization weighted, price only index which is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The comparison of the Funds with these indices is meant to provide you with a general sense of how the Funds compared to standard benchmarks of the market. The indices are paper calculations and do not reflect any expenses that accompany a real investment such as sales charges, expenses for fund operation, management fees or portfolio transaction costs.

The past performance of the Portfolios and the Funds is no guarantee of the future performance of the Portfolios. Additional performance information regarding the Michigan Portfolio and the Value Portfolio is set forth under "Financial Highlights" above and in the Trust's Annual Report to Shareholders, which may be obtained on request and without charge by calling 1-800-545-6331.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed at least annually and will be taxed to shareholders a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Portfolio (such designation being dependent upon the holding period of the Portfolio in the underlying asset generating the net capital gain). Corporate shareholders should note that distributions of the Intermediate-Term, Michigan Tax Free and Prime Obligation Portfolios are not expected to qualify for the dividends-received

25

deduction that is generally available to corporate taxpayers. Dividends paid by the Growth and Value Portfolios to corporate shareholders are expected to qualify for this deduction to the extent these Portfolios' dividends derive from dividends the Portfolios received from domestic corporations. The full amount of these dividends, however, may be subject to the federal alternative minimum tax. Distributions of net capital gain will not qualify for this deduction. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.

Interest received on U.S. Treasury obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Treasury obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from U.S. Treasury obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Certain securities each Portfolio may purchase (such as STRIPS defined under "Description of Permitted Investments") are sold with original issue discount and generally do not make periodic cash interest payments. A Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligation during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of Portfolio shares is a taxable event to the shareholder.

Income derived by a Portfolio from obligations of foreign issuers may be subject to foreign withholding taxes. No Portfolio will be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

ADDITIONAL CONSIDERATIONS FOR THE MICHIGAN
PORTFOLIO

The Michigan Portfolio will distribute all of its net investment income (including net short-term capital gain) to its shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets consist of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Portfolio, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have alternative minimum tax and other collateral consequences. See the Statement of Additional Information.

Current Federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Michigan Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such

26

persons should consult their tax advisers before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

MICHIGAN TAX CONSIDERATIONS

Under the laws of the State of Michigan, dividends paid by the Michigan Portfolio representing interest payments on municipal obligations issued by the State of Michigan or a political subdivision thereof (or interest on obligations of United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) will be exempt from Michigan income tax (as will be the case with respect to such dividends from the Portfolio). Also, that portion of a shareholder's shares in the Portfolio representing Municipal Obligations issued by the State of Michigan or a political subdivision thereof (or obligations of the United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) and dividends paid by the Portfolio representing interest payments on such obligations will be exempt from Michigan intangibles tax. Accordingly, shareholders of the Portfolio who are residents of the State of Michigan will not be subject to Michigan income tax or intangibles tax on dividends paid by the Portfolio to the extent such dividends are derived from interest on municipal obligations which would be tax-exempt if directly received by such shareholder, whether such dividends are taken in cash or reinvested in additional shares of the Portfolio. Also, shareholders of the Portfolio who are residents of the State of Michigan will not be subject to Michigan intangibles tax on that portion of their shares in the Portfolio attributable to municipal obligations which would be tax-exempt if directly owned by such shareholder. The Intangible Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998. Under the laws of the State of Michigan, corporations, partnerships and other entities doing business in Michigan pay the Single Business Tax. All dividend and interest income, other than interest from municipal obligations issued other than by the State of Michigan or its political subdivisions, is excluded from the Single Business Tax base. Thus, dividends from the Portfolio derived from interest on municipal obligations issued by the State of Michigan or a political subdivision thereof (or obligations of the United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) will be exempt from the Michigan Single Business Tax.

Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Portfolio are exempt from federal income taxes or relate to certain U.S. obligations, such dividends also will be exempt from Michigan municipal income taxes.

OTHER STATE AND LOCAL TAXES

Income from the Michigan Portfolio is not necessarily free from state income taxes in states other than Michigan or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

Additional information concerning taxes is set forth in the Statement of Additional Information.

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of a Portfolio and all assets of such Portfolio belong to the Portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

27

Please refer to "Financial Highlights" in this Prospectus for more information regarding the Trust's expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

As of May 8, 1998, Citizens Bank owned a controlling interest in Institutional Shares of the Prime Obligation Portfolio, Michigan Portfolio, Intermediate-Term Income Portfolio, Growth Portfolio and Value Portfolio as defined by the Investment Company Act of 1940, as amended.

As of May 8, 1998, Hungry Howies Distributing Inc., owned a controlling interest in Class A Shares of the Prime Obligation Portfolio as defined by the Investment Company Act of 1940, as amended.

As of May 8, 1998, Dana A. Czmer and SEI Trust Corporation owned a controlling interest in Class A Shares of the Michigan Portfolio as defined by the Investment Company Act of 1940, as amended.

As of May 8, 1998, SEI Trust Corporation owned a controlling interest in Class A Shares of the Intermediate-Term Income Portfolio as defined by the Investment Company Act of 1940, as amended.

As of May 8, 1998, SEI Trust Corporation owned a controlling interest in Class A Shares of the Value Portfolio as defined by the Investment Company Act of 1940, as amended.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Golden Oak Family of Funds, c/o The Arbor Trust, P.O. Box 419947, Kansas City, Missouri 64141-6947 or by calling 1-800-545-6331. Purchase, redemption and exchange transactions should be made through the Transfer Agent by calling 1-800-808-4920.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Intermediate-Term Income, Michigan and Prime Obligation Portfolios is declared daily and distributed monthly to shareholders in the form of periodic dividends on the first Business Day of each month to shareholders of record for such dividend. The net investment income (exclusive of capital gains) of the Growth and Value Portfolios is declared and distributed quarterly to shareholders in the form of dividends on the first Business Day of each quarter to shareholders of record for such dividend. Currently, capital gains of a Portfolio, if any, will be distributed at least annually. Shareholders are eligible to begin earning dividends that are declared on the day after the purchase order is effective and continue to be eligible for dividends through and including the day before the redemption order is effective.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.

28

Dividends and distributions of the Growth, Intermediate-Term Income, Michigan and Value Portfolios are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution. The amount of dividends payable on Institutional shares will be more than the dividends payable on the Class A shares because of the distribution expenses charged to Class A shares.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Miller, Canfield, Paddock and Stone, P.L.C. serves as counsel to the Trust with respect to Michigan state issues. Price Waterhouse LLP serves as the independent accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for the
Portfolios:

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

29

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FIXED INCOME SECURITIES -- Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset unfavorable changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

30

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over seven days in length.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. Mortgage-backed securities in which a Portfolio may invest include government pass-through securities, private pass-through securities, collateralized mortgage obligations ("CMOs"), real estate mortgage investment contracts, parallel pay securities, Real Estate Investment Trusts and stripped mortgage backed securities.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES -- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time during the option period.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an anticipated increase in the cost of securities that a Portfolio may seek to purchase in the future.

31

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that a Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, a Portfolio will establish a segregated account with its custodian bank consisting of liquid assets in an amount equal to the amount a Portfolio would be required to pay upon exercise of the put.

A Portfolio may also purchase and write put and call options on indices and enter into related closing transactions. All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing liquid assets with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RISK FACTORS. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS -- Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS -- Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and a Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if a Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the

32

foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended, or an exemption from registration.

SECURITIES LENDING -- In order to generate additional income, a Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry

33

system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES -- Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income." In either case, a Portfolio may have to dispose of its fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

BUILD YOUR FAMILY'S FUTURE                        BUILD YOUR FAMILY'S FUTURE
WITH PEOPLE YOU TRUST                               WITH PEOPLE YOU TRUST



                                                          PROSPECTUS
                                                         MAY 31, 1998



                                                             [LOGO]


INVESTMENT ADVISER:
CITIZENS BANK
328 S. SAGINAW STREET                                        [LOGO]
FLINT, MI  48502                                           GOLDEN OAK
                                                         FAMILY OF FUNDS

DISTRIBUTOR:
SEI INVESTMENTS DISTRIBUTION COMPANY
OAKS, PA  19456                                            Advised by
                                                       [LOGO] CITIZENS BANK


FOR INFORMATION CALL:
1-800-545-6331

                           GOLDEN OAK FAMILY OF FUNDS

                                     TRUST:

                                 THE ARBOR FUND

                                  PORTFOLIOS:

                          GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                 GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                  GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

                              INVESTMENT ADVISER:

                                 CITIZENS BANK

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. It is intended to provide additional information regarding the activities and operations of the following Portfolios of the Trust: Golden Oak Growth, Golden Oak Value, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolios. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 31, 1998. A Prospectus may be obtained by calling 1-800-545-6331.

                               TABLE OF CONTENTS

THE PORTFOLIOS AND THE TRUST..........................................................        S-2
DESCRIPTION OF PERMITTED INVESTMENTS..................................................        S-2
INVESTMENT LIMITATIONS................................................................       S-12
THE ADVISER...........................................................................       S-14
THE SUB-ADVISERS......................................................................       S-14
THE ADMINISTRATOR.....................................................................       S-15
THE DISTRIBUTOR.......................................................................       S-16
TRUSTEES AND OFFICERS OF THE TRUST....................................................       S-17
COMPUTATION OF YIELD..................................................................       S-19
CALCULATION OF TOTAL RETURN...........................................................       S-21
PURCHASE AND REDEMPTION OF SHARES.....................................................       S-21
LETTER OF INTENT......................................................................       S-22
DETERMINATION OF NET ASSET VALUE......................................................       S-22
TAXES.................................................................................       S-23
PORTFOLIO TRANSACTIONS................................................................       S-26
TRADING PRACTICES AND BROKERAGE.......................................................       S-27
DESCRIPTION OF SHARES.................................................................       S-29
SHAREHOLDER LIABILITY.................................................................       S-30
LIMITATION OF TRUSTEES' LIABILITY.....................................................       S-30
5% SHAREHOLDERS.......................................................................       S-30
COUNSEL...............................................................................       S-31
EXPERTS...............................................................................       S-31
FINANCIAL STATEMENTS..................................................................       S-31
DESCRIPTION OF RATINGS................................................................        A-1

May 31, 1998
GOK-F-013-01

THE PORTFOLIOS AND THE TRUST

The "Golden Oak Family of Funds" is a name under which a number of mutual fund investment portfolios with differing objectives and policies are offered to investors. Five of these portfolios were established by The Arbor Fund (the "Trust"), an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares") and different classes of shares of each portfolio. Shareholders may purchase shares through two separate classes (Institutional and Class A) which provide for variations in distribution costs, voting rights and dividends. Except for differences between Institutional and Class A shares pertaining to distribution fees, each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to the Institutional and Class A shares of the Golden Oak Growth (formerly, the Golden Oak Diversified Growth Portfolio), Golden Oak Value, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolios (collectively, the "Portfolios") of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

CONVERTIBLE SECURITIES

While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

FOREIGN SECURITIES

The Golden Oak Growth, Golden Oak Value, Golden Oak Intermediate-Term Income and Golden Oak Prime Obligation Money Market Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and other short-term corporate obligations, foreign securities and Europaper. In addition, the Golden Oak Growth, Golden Oak Intermediate-Term Income and Golden Oak Value Portfolios may invest in American Depositary Receipts. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. In addition to the risks described in the Prospectus, foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Each Portfolio will conduct its foreign currency exchange transactions, if any, either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

FUTURES CONTRACTS AND OPTIONS

The Golden Oak Intermediate-Term Income and Golden Oak Michigan Tax-Free Bond Portfolios may invest in futures contracts and options. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts and related options only for bona fide hedging purposes.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities. A Portfolio's obligations under any futures contract or related option will be "covered" by high quality, liquid securities or cash held in a segregated account or by holding, or having the right to acquire without additional cost, the underlying asset.

RISK FACTORS IN FUTURES TRANSACTIONS

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser or Sub-Adviser does not believe that the Portfolios would be subject to the risks of loss frequently associated with futures transactions. The Portfolios presumably would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and experience a decline in value of its securities. There is also the risk of loss by the Portfolio of margin deposits in the event of the bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

INVESTMENT COMPANIES

The Portfolios may invest in securities of other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. As discussed in the Prospectus, the Golden Oak Michigan Tax Free Bond Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies traded on national securities exchanges. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of such investment company securities results in a layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MORTGAGE-BACKED SECURITIES

The Golden Oak Prime Obligation Money Market and Golden Oak Intermediate-Term Income Portfolios may invest in securities issued by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. Other governmental issuers of mortgage-backed securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. Mortgage-backed certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, mortgage-backed certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-backed certificates may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-backed certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Golden Oak Intermediate-Term Income Portfolio may invest in mortgage-backed securities and asset-backed securities. The principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), and interest only and principal only stripped securities ("IOs" and "POs") which are rated in one of the two top categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the United States Government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass through" instruments, through which, except for IOs and POs, the holder receives a share of all interest and principal payments from the mortgages underlying the certificate; in the case of IOs, the holder receives a share only of interest payments, and for POs, a share only of principal payments. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflect interest rates prevailing at the time. Moreover, prepayments that underlie securities purchased at a premium could result in capital losses. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Such acceleration can be expected to reduce the final yield realized by holders of IO securities, perhaps to a negative value. Deceleration of prepayments will reduce somewhat the final yield realized by holders of PO securities.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Golden Oak Intermediate-Term Income Portfolio may invest in securities secured by asset backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MUNICIPAL SECURITIES

Municipal notes in which the Golden Oak Michigan Tax Free Bond Portfolio may invest, include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper in which the Golden Oak Michigan Tax Free Bond Portfolio may invest will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments which are permissible investments for the Golden Oak Michigan Tax Free Bond Portfolio include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Golden Oak Michigan Tax Free Bond Portfolio to meet redemptions and remain as fully invested as possible in municipal securities. The Portfolio reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolio would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Portfolio will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Portfolio including such securities the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO MICHIGAN MUNICIPAL SECURITIES--Because the Michigan Portfolio invests primarily in Michigan Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of Michigan Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in Michigan Municipal Securities.

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods.

The State's economy could be affected adversely by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

The principal revenues sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%). In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. Any excess of less than 1% may be transferred to the Budget Stabilization Fund.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Michigan Municipal Securities in the Portfolio or the ability of the respective obligors to pay interest on or principal of the Michigan Municipal Securities in the Portfolio, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds.

The Michigan Portfolio may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Challenges to the ability of local units to levy such taxes could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENTAL ISSUERS

The Golden Oak Prime Obligation Money Market Portfolio may, when deemed appropriate by its Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

OPTIONS

The Golden Oak Growth, Golden Oak Michigan Tax Free Bond and Golden Oak Intermediate-Term Income Portfolios may write call options on a covered basis only. The Golden Oak Michigan Tax Free Bond and the Golden Oak Intermediate-Term Income Portfolios may also enter into bond futures contracts and options on such contracts. Neither Portfolio will engage in option writing strategies for speculative purposes. The Golden Oak Value Portfolio may write and sell both call options and put options, provided that the aggregate value of such options does not exceed 15% of the Portfolio's net assets as of the time such options are entered into by the Portfolio.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (I.E., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

COVERED CALL WRITING--The Golden Oak Growth Portfolio may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. The advantage to the Portfolio of writing covered calls is that the Portfolio receives a premium which is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation.

In covered call options written by a Portfolio, the Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolio would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

REPURCHASE AGREEMENTS

The Portfolios may invest in repurchase agreements which are agreements by which a person (E.G., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolios, the portfolio must take actual or constructive possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolios are treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES

The Golden Oak Prime Obligation Money Market Portfolio and the Golden Oak Value Portfolio may invest in restricted securities that are securities in which the Trust may otherwise invest as provided in the Prospectus and this Statement of Additional Information. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Golden Oak Prime Obligation Money Market Portfolio and the Golden Oak Value Portfolio may invest up to 10% and 15%, respectively, of their net assets in illiquid securities, including restricted securities. Each Portfolio may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that

Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

The Golden Oak Prime Obligation Money Market, Golden Oak Growth, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Value Portfolios may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the United States Government or its agencies, or any combination of cash and such securities, as collateral equal to 102% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of a Portfolio's total assets taken at fair market value (including any collateral received in connection with such loans). A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Sub-Adviser to be of good standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser or Sub-Adviser as a broker in these transactions.

BANK OBLIGATIONS

The Trust is not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of the Adviser or Sub-Adviser.

STRIPS

The Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Value Portfolios may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate a Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 adopted under the 1940 Act, the or Sub-Adviser Adviser will only purchase STRIPS for the Golden Oak Prime Obligation Money Market Portfolio that have a remaining maturity of 397 days or less; therefore, the Portfolio currently may only purchase interest component parts of U.S. Treasury Securities. The Adviser or Sub-Adviser of a Portfolio will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Golden Oak Prime Obligation Money Market Portfolio.

U.S. GOVERNMENT AGENCY SECURITIES

Certain of the investments of all of the Portfolios may include U.S. Government Agency Securities. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small

Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury. Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality.

Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES

The Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Michigan Tax Free Bond Portfolios may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The Adviser or Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratio of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

WHEN-ISSUED SECURITIES

The Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Michigan Tax Free Bond Portfolios may invest in when-issued securities.

These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolios will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to purchase when-issued securities. If the value of these assets declines, the Portfolios will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to those identified in the Prospectus, the following policies are fundamental and may not be changed without the consent of a majority of a Portfolio's outstanding shares, except for the limitations provided in paragraphs 6 and 8 below, which are non-fundamental policies only for the Golden Oak Value Portfolio. The term "a majority of a Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

A Portfolio may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

5. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to their permitted investments, any Portfolio may invest in companies which invest in real estate commodities or commodities contracts and may invest in financial futures contracts and related options.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a portfolio security.

8. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. The Golden Oak Prime Obligation Money Market Portfolio will invest in the shares of another money market fund only if (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of such Portfolio; and (iii) the Trust's Board of Trustees monitors the activities of such other money market fund. The Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, any such Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolios assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolios.

9. Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a portfolio's net assets (10% for the Golden Oak Prime Obligation Money Market Portfolio).

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Trust and Citizens Bank (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser will not be required to bear expenses of any Portfolio of the Trust to an extent which would result in a Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Portfolios paid the following advisory fees:

                                                                    FEES PAID (000)               FEES WAIVED (000)
                                                              ---------------------------   ------------------------------
PORTFOLIO                                                      1996      1997      1998       1996       1997       1998
------------------------------------------------------------  -------   -------   -------   --------   --------   --------
Golden Oak Growth Portfolio.................................    $ 241     $ 207     $ 121      $  26      $   3      $   1
Golden Oak Value Portfolio..................................     *         *        $  45      *          *          $   5
Golden Oak Intermediate-Term Income Portfolio...............    $ 295     $ 372     $ 425      $ 177      $ 167      $ 189
Golden Oak Michigan Tax Free Bond Portfolio.................     *         *        $ 168      *          *          $  84
Golden Oak Prime Obligation Money Market Portfolio..........    $  18     $  40     $  34      $ 477      $ 468      $ 277

------------------------

*   Not in operation during such period.

THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Golden Oak Prime Obligation Money Market Portfolio. The Trust, the Adviser and Wellington Management have entered into a sub-advisory agreement. Pursuant to the sub-advisory agreement, Wellington Management is entitled to receive a fee at the annual rate of .075% of the first $500 million of "managed assets" and .02% of "managed assets" over $500 million. "Managed assets" are all of the money market fund assets that WMC manages for the Trust including assets of funds other than the Prime Obligation Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets." For the fiscal year ended January 31, 1998 the Portfolio paid WMC an advisory fee, as a percentage of average daily net assets, of .075%.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, Wellington Management received the following sub-advisory fees from the
Portfolio:

                                              FEES PAID (000)   FEES WAIVED (000)
                                              ----------------  ------------------
PORTFOLIO                                     1996  1997  1998  1996   1997   1998
--------------------------------------------  ----  ----  ----  ----   ----   ----
Golden Oak Prime Obligation Money Market
  Portfolio.................................  $124  $127  $104   $0     $0     $0

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Nicholas-Applegate Capital Management ("Nicholas-Applegate") serves as sub-adviser to the Golden Oak Growth Portfolio. The Adviser and
Nicholas-Applegate have entered into a sub-advisory agreement. Pursuant to the sub-advisory agreement, Nicholas-Applegate is entitled to receive a fee at the annual rate of .40% of the Portfolio's average daily net assets.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, Nicholas-Applegate received the following sub-advisory fees from the Portfolio*:

                                                FEES PAID (000)               FEES WAIVED (000)
                                          ---------------------------   ------------------------------
PORTFOLIO                                  1996      1997      1998       1996       1997       1998
----------------------------------------  -------   -------   -------   --------   --------   --------
Golden Oak Growth Portfolio.............    $54       $132      $144       $0         $0         $0

------------------------

* Prior to August 1997, the Advisor paid sub-advisory fees to Nicholas-Applegate.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Systematic Financial Management, L.P. ("Systematic Financial") serves as sub-adviser to the Golden Oak Value Portfolio. The Adviser and Systematic Financial have entered into a sub-advisory agreement. Pursuant to the sub-advisory agreement, Systematic Financial is entitled to receive a fee at the rate of .45% of the Portfolio's first $50 million of average daily net assets,
 .35% of the next $50 million of average daily net assets, and .40% of the Portfolio's average daily net assets over $100 million.

For the fiscal year ended January 31, 1998, Systematic Financial received the following sub-advisory fees from the Portfolio:

PORTFOLIO                                                                      FEES PAID (000)     FEES WAIVED (000)
----------------------------------------------------------------------------  -----------------  ---------------------
Golden Oak Value Portfolio..................................................      $      78            $       0

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain in effect with respect to the Golden Oak Family of Funds until January 31, 1998, and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisor's Inner Circle Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Administrator received the following fees:

                                                                            FEES PAID (000)                 FEES WAIVED (000)
                                                                    -------------------------------  -------------------------------
PORTFOLIO                                                             1996       1997       1998       1996       1997       1998
------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
Golden Oak Growth Portfolio.......................................  $      72  $      57  $      72  $       0  $       0  $       0
Golden Oak Value Portfolio........................................      *          *      $      35      *          *      $      26
Golden Oak Intermediate-Term Income Portfolio.....................  $     189  $     215  $     246  $       0  $       0  $       0
Golden Oak Michigan Tax Free Bond Portfolio.......................      *          *      $     101      *          *      $       0
Golden Oak Prime Obligation Money Market Portfolio................  $     325  $     339  $     270  $       6  $       0  $       7

------------------------

*   Not in operation during such period.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), which applies to both Institutional and Class A shares of the Portfolios. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor. The Distributor will receive no compensation for distribution of Institutional shares. Class A has a distribution plan (the "Class A Distribution Plan").

CLASS A DISTRIBUTION PLAN

The Distribution Agreement and the Class A Distribution Plan adopted by the Class A shareholders provides that the Class A shares of each Portfolio will pay the Distributor a fee of .25% of the average daily net assets which the Distributor can use to compensate/broker dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A shareholders or their customers who beneficially own Class A shares.

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees (defined below), or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

The Trust has adopted the Class A Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class A Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of such Class A Distribution Plan or any agreements related to it ("Qualified Trustees"). The Class A Distribution Plan requires that quarterly written reports of amounts spent under the Class A Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class A Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Portfolios paid the following distribution fees:

                                                                                     DISTRIBUTION FEES PAID
                                                                               ----------------------------------
PORTFOLIO                                                                         1996        1997        1998
-----------------------------------------------------------------------------  ----------  ----------  ----------
Golden Oak Growth Portfolio..................................................  $      382  $      512  $      669
Golden Oak Value Portfolio...................................................      *           *       $       38
Golden Oak Intermediate-Term Income Portfolio................................  $      596  $      310  $      183
Golden Oak Michigan Tax Free Bond Portfolio..................................      *           *       $       57
Golden Oak Prime Obligation Money Market Portfolio...........................  $  137,930  $  168,512  $  101,244

------------------------

*   Not in operation during such period.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis
Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)--Trustee**--Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis
Funds-Registered Trademark- and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)--Trustee**--Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark- and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29)--Trustee**--Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis
Funds-Registered Trademark- and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator and Distributor since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant
Secretary--General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

MARK E. NAGLE (DOB 10/20/59)--President, Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Administrator since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

JOSEPH M. O'DONNELL (DOB 11/13/54)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

------------------------

 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended January 31, 1998, the trust paid the unaffiliated Trustees aggregate fees of $61,147.

COMPENSATION TABLE

                                                                                                       TOTAL COMPENSATION
                                                                  PENSION OR                           FROM REGISTRANT AND
                                                                  RETIREMENT                          FUND COMPLEX PAID TO
                                              AGGREGATE        BENEFITS ACCRUED    ESTIMATED ANNUAL     TRUSTEES FOR THE
                                          COMPENSATION FROM    AS PART OF FUND      BENEFITS UPON       FISCAL YEAR ENDED
NAME OF PERSON, POSITION                     REGISTRANT            EXPENSES           RETIREMENT      JANUARY 31, 1998 (1)
----------------------------------------  -----------------   ------------------   ----------------   ---------------------
John T. Cooney, Trustee.................     $   12,229          N/A                  N/A                  $   12,229

Frank E. Morris, Trustee................     $   12,229          N/A                  N/A                  $   12,229

Gene Peters, Trustee....................     $   12,229          N/A                  N/A                  $   12,229

Robert A. Patterson, Trustee............     $   12,229          N/A                  N/A                  $   12,229

James A. Storey, Trustee................     $   12,229          N/A                  N/A                  $   12,229

William M. Doran, Trustee *.............     $        0          N/A                  N/A                  $        0

Robert A. Nesher, Trustee *.............     $        0          N/A                  N/A                  $        0

------------------------

(1) Total Compensation for service on one board.

 * A Trustee who is an "interested person" as defined in the 1940 Act.

COMPUTATION OF YIELD

From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The "yield" of the Portfolios refers to the income generated by an investment in a Portfolio over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Golden Oak Prime Obligation Money Market Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

For the 7-day period ended January 31, 1998, the Golden Oak Prime Obligation Money Market Portfolio's yield was 5.38% for Institutional and 5.13% for Class A and the effective yield was 5.53% for Institutional and 5.53% for Class A.

The yield of a non-Money Market Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/cd) + 1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The Golden Oak Michigan Tax Free Bond Portfolio may also advertise a "tax-equivalent yield," which is a calculated by determining the rate of return that would have to be achieved on a fully taxable instrument to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is non-tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 1998, the Portfolios' yields and tax-equivalent yields were as follows:

                                                                             YIELDS            TAX-EQUIVALENT YIELDS
                                                                     -----------------------  -----------------------
PORTFOLIO                                                            INSTITUTIONAL  CLASS A   INSTITUTIONAL  CLASS A
-------------------------------------------------------------------  -----------  ----------  -----------  ----------
Golden Oak Growth Portfolio........................................         .63%        .33%          N/A         N/A
Golden Oak Value Portfolio.........................................        1.11%        .74%          N/A         N/A
Golden Oak Intermediate Term Income Portfolio......................        5.26%       4.76%          N/A         N/A
Golden Oak Michigan Tax Free Bond Portfolio........................        3.73%       3.31%        6.66%       5.91%

The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN

From time to time, each Portfolio, other than the Prime Obligations Money Market Portfolio, may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 1998 and for the one, five and ten year periods ended January 31, 1998 were as follows:

                                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                                         --------------------------------
                                                                                          ONE     FIVE    TEN     SINCE
PORTFOLIO                                           CLASS                                 YEAR    YEAR   YEAR   INCEPTION**
--------------------------------------------------  -----------------------------------  ------   -----  -----  ---------
Golden Oak Growth Portfolio                         Institutional .....................  25.85%    N/A    N/A     13.86%
                                                    Class A (without load).............  25.56%    N/A    N/A     15.75%
                                                    Class A (with load) ...............  18.31%    N/A    N/A     14.28%
Golden Oak Value Portfolio                          Institutional .....................   ***       *      *      15.27%
                                                    Class A (without load).............   ***       *      *      14.95%
                                                    Class A (with load) ...............   ***       *      *       4.43%
Golden Oak Intermediate-Term Income Portfolio       Institutional .....................   8.07%    N/A    N/A      5.60%
                                                    Class A (without load).............   7.78%    N/A    N/A      5.22%
                                                    Class A (with load) ...............   2.96%    N/A    N/A      4.17%
Golden Oak Michigan Tax Free Bond Portfolio         Institutional .....................   ***       *      *       8.82%
                                                    Class A (without load).............   ***       *      *       8.76%
                                                    Class A (with load) ...............   ***       *      *        .95%

------------------------

*   Not in operation during such period.

** Intermediate-Term Income, and Growth Portfolios Institutional commenced operations February 1, 1993. Golden Oak Prime Obligation Money Market Portfolio Class A commenced operations January 20, 1994. Golden Oak Intermediate-Term Income and Growth Portfolios Class B commenced operations June 18, 1993.

*** Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Value Portfolio commenced operations June 23, 1997.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolios are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay for the redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the applicable Sub-Adviser, the Administrator and/or the Custodian are not open for business.

LETTER OF INTENT

Reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Trust's transfer agent, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Golden Oak Prime Obligation Money Market Portfolio is calculated separately for each class of the Portfolio by adding the value of securities and other assets, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by Rule 2a-7 promulgated under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures that are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

The securities of the Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond, Golden Oak Growth and Golden Oak Value Portfolios are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' Prospectus is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAXES

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

ALL PORTFOLIOS

In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

Any net realized capital gains of the Portfolios from the sale of assets held for more than one year will be distributed at least annually. The Portfolios will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as a 20% rate gain distribution (taxed at a rate of 20%) or a

28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Portfolio (such designation being dependent upon the holding period of the Portfolio in the underlying asset generating the net capital gain). Such distributions will be designated as a capital gains dividend in a written notice mailed to shareholders after the close of the Portfolio's taxable year.

Any gain or loss recognized on a sale or redemption of shares in a Portfolio by a shareholder who is not a dealer in securities generally will be treated as a capital gain or loss if the shares have been held for more than eighteen months, mid-term capital gain or loss if the shares have been held for more than twelve months, but not more than eighteen months and otherwise generally will be treated as a short-term gain or loss. If a shareholder disposes of shares in a Portfolio at a loss before having held those shares for more than six months, however, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gain distribution on the shares.

A dividends received deduction generally is available to corporations that receive dividends from domestic corporations. Dividends paid by the equity Portfolios will likely be eligible for the dividends received deduction for corporate shareholders to the extent they are derived by the Portfolio from dividends from domestic corporations. Equity Portfolios shareholders will be advised each year of the portion of ordinary income dividends eligible for the dividends received deduction.

Dividends received from other portfolios, e.g., money market or fixed income portfolios, will not be eligible for the dividends received deduction. Individual shareholders are not entitled to the dividends received deduction regardless of which portfolio paid the dividend.

Notwithstanding the distribution requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Although the Portfolios expect to qualify as regulated investment companies and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Portfolio and its shareholders under such laws may differ from its treatment under federal income tax laws.

If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Moreover, upon distribution to shareholders, the Portfolio's income, including, in the case of the Michigan Tax Free Bond Portfolio, Municipal Securities interest income, will be taxable to shareholders to the extent of the Portfolio's current and/or accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the dividends received deduction.

A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Portfolio either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

STATE TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolios to shareholders and the ownership of shares may be subject to state and local taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE MICHIGAN TAX FREE BOND PORTFOLIO

As indicated in the Prospectus, the Michigan Tax Free Bond Portfolio is designed to provide shareholders with current tax-exempt interest income and is not intended to constitute a balanced investment program. Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the Michigan Tax Free Bond Portfolio in determining the taxability of their benefits. In addition, the Michigan Tax Free Bond Portfolio may not be an appropriate investment for shareholders that are "substantial users" or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. All shareholders should consult their tax advisors to determine the potential effect of investing in the Michigan Tax Free Bond Portfolio, if any, on their liability for federal, state, and local taxes.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's total assets consists of securities the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. The policy of the Michigan Tax Free Bond Portfolio is to pay each year as dividends substantially all of its interest income, net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Michigan Tax Free Bond Portfolio, and designated by the Portfolio as an exempt-interest dividend in a written notice mailed to shareholders within 60 days after the close of such Portfolio's taxable year. However, aggregate exempt-interest dividends for the taxable year may not exceed the net interest from Municipal Securities and other securities exempt from the regular federal income tax received by the Portfolio during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Michigan Tax Free Bond Portfolio during such year, regardless of the period for which the shares were held.

Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends.

Issuers of bonds purchased by the Michigan Tax Free Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Although the Michigan Tax Free Bond Portfolio does not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, "investment company taxable income" comprises taxable net investment income and net short-term capital gain. The Michigan Tax Free Bond Portfolio would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Portfolio.

As indicated in the Prospectus, the Michigan Tax Free Bond Portfolio may acquire puts with respect to Municipal Securities held in its portfolio. See "Additional Description Of Permitted Investments--Puts on Municipal Securities" in this Statement of Additional Information. The policy of the Portfolio is to limit acquisitions of puts to those under which an acquiring Portfolio will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Portfolio. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that this Portfolio could acquire under the 1940 Act. Therefore, although the Michigan Tax Free Bond Portfolio will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion. If the Michigan Tax Free Bond Portfolio were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and/or Sub-Adviser(s) is responsible for placing the orders to execute transactions for the Portfolios. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and/or Sub-Adviser(s) generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available if the difference is reasonably justified by other aspects of the portfolio execution securities offered.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and/or Sub-Adviser(s) will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

                                                                                   DOLLAR AMOUNT OF LOAD RETAINED
                                                     DOLLAR AMOUNT OF LOAD               BY THE DISTRIBUTOR
                                                 ------------------------------    ------------------------------
PORTFOLIO/CLASS                                   1996        1997        1998      1996        1997        1998
---------------------------------------------    ------      ------      ------    ------      ------      ------
Golden Oak Growth Portfolio--Class A.........     $   0       $ 116       $ 363     $   0       $   0       $   0
Golden Oak Value Portfolio--Class A..........      *           *          4,885      *           *              0
Golden Oak Intermediate-Term Income
  Portfolio-- Class A........................         0         191       6,800     $   0       $   0           0
Golden Oak Michigan Tax Free Bond
  Portfolio--Class A.........................      *           *         16,945      *           *              0
Golden Oak Prime Obligation Money Market
  Portfolio-- Class A........................     N/A         N/A         N/A       N/A         N/A         N/A

------------------------

*   Not in operation during such period.

TRADING PRACTICES AND BROKERAGE

The Adviser and/or Sub-Adviser(s) select brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's and/or a Sub-Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Adviser and/or a Sub-Adviser pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Adviser and/or a Sub-Adviser either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Adviser and/or Sub-Adviser(s) may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser and/or Sub-Adviser(s), brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser and/or Sub-Adviser(s) in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Adviser and/or Sub-Adivser(s) believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Adviser and/or Sub-Adviser(s). Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal years ended January 31, 1997 and January 31, 1998, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:

                                                                                                             % OF TOTAL
                                                               TOTAL $               % OF TOTAL               BROKERAGE
                                  TOTAL $ AMOUNT OF           AMOUNT OF               BROKERAGE             TRANSACTIONS
                                                              BROKERAGE              COMMISSIONS              EFFECTED
                                      BROKERAGE              COMMISSIONS               PAID TO                 THROUGH
                                  COMMISSIONS PAID             PAID TO               AFFILIATED              AFFILIATED
                                                             AFFILIATES                BROKERS                 BROKERS
                                ---------------------   ---------------------   ---------------------   ---------------------
PORTFOLIO                         1997        1998        1997        1998        1997        1998        1997        1998
------------------------------  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Growth Portfolio..............  $  81,924   $  98,901           0           0          0%          0%          0%          0%
Intermediate-Term Income
  Portfolio...................          0         N/A           0           0          0%          0%          0%          0%
Michigan Tax Free Bond
  Portfolio...................      *             N/A       *               0       *              0%       *              0%
Prime Obligation Money Market
  Portfolio...................          0         N/A           0           0          0%          0%          0%          0%
Value Portfolio...............      *       $  39,007       *               0       *              0%       *              0%


                                   TOTAL BROKERAGE

                                 COMMISSIONS PAID TO      TOTAL $ AMOUNT OF
                                 SIDC IN CONNECTION
                                                              BROKERAGE
                                   WITH REPURCHASE        COMMISSIONS PAID
                                      AGREEMENT
                                    TRANSACTIONS            FOR RESEARCH
                                ---------------------   ---------------------
PORTFOLIO                         1997        1998        1997        1998
------------------------------  ---------   ---------   ---------   ---------
Growth Portfolio..............  $     858   $     985   $  79,788   $  17,844
Intermediate-Term Income
  Portfolio...................      2,726   $   2,854           0           0
Michigan Tax Free Bond
  Portfolio...................      *             N/A       *               0
Prime Obligation Money Market
  Portfolio...................         0%         N/A           0           0
Value Portfolio...............      *             N/A       *       $  36,715

--------------------------

*   Had not commenced operations as of the end of the fiscal year.

For the fiscal year ended January 31, 1996, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:

                                                                      TOTAL $ AMOUNT OF     TOTAL $ AMOUNT OF BROKERAGE
                                                                    BROKERAGE COMMISSIONS       COMMISSIONS PAID TO
                                                                             PAID                   AFFILIATES
PORTFOLIO                                                                    1996                      1996
------------------------------------------------------------------  ----------------------  ---------------------------
Growth Portfolio..................................................       $    131,064                $       0
Intermediate-Term Income Portfolio................................                  0                        0
Michigan Tax Free Bond Portfolio..................................            *                          *
Prime Obligation Money Market Portfolio...........................                  0                        0
Value Portfolio...................................................            *                          *

------------------------

*   Had not commenced operations as of the end of the fiscal year.

The Adviser and/or Sub-Adviser(s) may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and/ or Sub-Adviser(s) and the Trust's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser and/or Sub-Adviser(s) may give consideration to sales of shares of the Adviser and/or Sub-Adviser(s) as a factor in the selection of brokers and dealers to execute portfolio transactions for such Portfolio.

It is expected that the Adviser and/or Sub-Adviser(s) may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated thereunder by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser and/or Sub-Adviser(s) may direct commission business to one or more designated broker/dealers in connection with such broker/ dealer's provision of services to a Portfolio or payment of certain Portfolio expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 1998, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:

                                                                                                   DOLLAR AMOUNT
PORTFOLIO                                 NAME OF BROKER/DEALER           TYPE OF SECURITY HELD        AT FYE
-------------------------------  ---------------------------------------  ----------------------  ----------------
Golden Oak Growth..............       State Street Bank & Trust Co.            Common Stock          $  599,000
Golden Oak Michigan Tax Free                       N/A                             N/A                      N/A
  Bond.........................
Golden Oak Value...............           Chase Manhattan Bank                 Common Stock             201,000
                                            Mellon Bank N.A.                   Common Stock             683,000
                                    CitiCorp Securities Markets, Inc.          Common Stock             464,000
                                             Morgan Stanley
                                            Dean Witter & Co.                  Common Stock             876,000
Golden Oak Intermediate-Term          American Express Credit Corp.        Corporate Obligation         518,000
  Income.......................
                                      Associated Corporation of NC         Corporate Obligation       2,350,000
                                     Dresdner Government Securities        Repurchase Agreement       2,163,000
                                              Lehman Bros.                 Corporate Obligation       1,000,000
Golden Oak Prime Obligation                   Nations Bank                   Commercial Paper         2,978,000
  Money Market.................
                                       Bear Stearns Security Corp.           Commercial Paper         4,494,000
                                     General Electric Capital Corp.          Commercial Paper         4,966,000
                                  Merrill Lynch, Pierce, Fenner & Smith      Commercial Paper         2,275,000
                                           Prudential Funding                Commercial Paper         2,980,000
                                             Chase Manhattan              Certificate of Deposit      3,000,000
                                               Swiss Bank                 Certificate of Deposit      3,998,000
                                             Bank of America                  Corporate Bond          4,999,000
                                             Bank of Boston                     Bank Note             4,500,000
                                             Morgan Guaranty                    Bank Note             2,500,000

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Portfolios each of which represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolios. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of March 16, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

Golden Oak Prime Obligation Money Market Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 100.00%.

Golden Oak Prime Obligation Money Market Portfolio--Class A: Hungry Howies Distributing Inc., Madison Heights, MI 48071-0310, 36.52%; Robert B. Mackey, Tr., Robert B. Mackey Revoc. Trust, 6166 Eastknoll Dr., Grand Blanc, MI 48439-5001, 11.29%; Bruce B. Mackey Tr., Bruce B. Mackey Trust, 3365 Associates Dr., Burton, MI 48529-1301, 5.52%.

Golden Oak Michigan Tax Free Bond Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.72%.

Golden Oak Michigan Tax Free Bond Portfolio--Class A: Dana A. Czmer, FBO the Dana A. Czmer Trust, 532 Ashwood, Flushing, MI 48433-1329, 36.01%; Matthew C. Czmer & Julie A. Czmer, 6585 Cardinal Ridge Court, Orchard Lake, MI 48324-3414, 6.40%; SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 50.01%; John W. Ennest, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48439, 7.44%.

Golden Oak Intermediate-Term Income Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.93%.

Golden Oak Intermediate-Term Income Portfolio--Class A: Reggie L. Hockin & Lucy
D. Hockin, 1151 Westwood Dr., Flint, MI 48532-2676, 12.44%; SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 37.92%; John W. Ennest, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48439, 22.85%; Kathleen Kool & Neil K. Kool, 2550 Balveat Dr., Lima, OH 45808-4019, 5.29%; Bruce H. & Elizabeth A. Schwartz, FBO Bruce & Elizabeth Schwartz, 16053 Pretty Lake Dr., Mecosta, MI 49332-9617, 18.42%.

Golden Oak Growth Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.97%.

Golden Oak Growth Portfolio--Class A: Everen Clearing Corp. Cust. FBO Barbara L. Isetts/IRA, 4705 North Mackinaw, Pinconning, MI 48650-8431, 8.33%; Nicholas J. Cilfone & Elizabeth A. Cilfone, 4810 Arboretum, Saginaw, MI 48603, 8.39%; James
N. Johnson Cons, Lindsay S. Johnson, 5410 Stoney Hill Ct., Grand Blanc, MI 48439-1912, 8.12%; SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 9.69%; SEI Trust Company Cust. IRA a/c David H. Buick, 3008 Gehring Dr., Flint, MI 48506-2262, 8.28%, John W. Ennest, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48439, 16.38%.

Golden Oak Value Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.65%.

Golden Oak Value Portfolio--Class-A: Susan K. Crowder & Lawrence J. Crowder Jt. Ten, 702 Locust Drive, Davison, MI 48423-1955, 5.39%; Amy Dorr Cust. Nicole Edgerston Unif. Gift Min. Act,--MI, 1109 Turrill Rd., Lapeer, MI 48446-3720, 8.54%; John W. Ennest, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48439, 5.34%; Timothy J. Mohr, 369A Sound beach Ave., Old Greenwich, CT 06870-2222, 8.65%; Donaldson Lufkin Jenrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 6.99%; Donaldson Lufkin Jenrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 13.88%; Donaldson Lufkin Jenrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 8.26%; Donaldson Lufkin Jenrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 10.73%; SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 32.01%.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the fiscal year ended January 31, 1998, and the Report of Independent Accountants of Price Waterhouse LLP dated March 13, 1998, relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -  Leading market positions in well-established industries.

            -  High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated Duff-1 are judged by Duff to be of the highest credit qualify with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

THE OVB FAMILY OF FUNDS

                      Investment Adviser:

                      ONE VALLEY BANK, NATIONAL ASSOCIATION

         - OVB EQUITY INCOME PORTFOLIO
         - OVB CAPITAL APPRECIATION PORTFOLIO
         - OVB EMERGING GROWTH PORTFOLIO
         - OVB GOVERNMENT SECURITIES PORTFOLIO
         - OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
         - OVB PRIME OBLIGATIONS PORTFOLIO

THE OVB FAMILY OF FUNDS IS A GROUP OF PROFESSIONALLY MANAGED MUTUAL FUNDS THAT OFFERS A CONVENIENT AND ECONOMICAL MEANS OF INVESTING IN ONE OR MORE PORTFOLIOS OF SECURITIES. THIS PROSPECTUS OFFERS CLASS A AND CLASS B SHARES OF THE OVB EQUITY INCOME PORTFOLIO, OVB CAPITAL APPRECIATION PORTFOLIO, OVB EMERGING GROWTH PORTFOLIO, OVB GOVERNMENT SECURITIES PORTFOLIO, OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO AND OVB PRIME OBLIGATIONS PORTFOLIO (THE "PORTFOLIOS"), AN ASSORTMENT OF EQUITY, FIXED INCOME AND MONEY MARKET PORTFOLIOS.

Each Portfolio offers its Class A shares to institutional investors, including One Valley Bank, National Association ("One Valley"), its affiliates and correspondents, for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. Each Portfolio offers its Class B shares to individuals and institutional accounts, including accounts for which One Valley, its affiliates and correspondents, act in an agency or custodial capacity.

AN INVESTMENT IN THE OVB PRIME OBLIGATIONS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE SHARES OFFERED HEREBY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING ONE VALLEY OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Each Portfolio is a separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1998 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-545-6331. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAY 31, 1998

OVB-F-009-04

2

                                    SUMMARY

      THE OVB FAMILY OF FUNDS IS A GROUP OF OPEN-END MANAGEMENT INVESTMENT COMPANIES PROVIDING A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING SUMMARY PROVIDES BASIC INFORMATION ABOUT THE CLASS A AND CLASS B SHARES OF THE OVB EQUITY INCOME PORTFOLIO, OVB CAPITAL APPRECIATION PORTFOLIO, OVB EMERGING GROWTH PORTFOLIO, OVB GOVERNMENT SECURITIES PORTFOLIO, OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO AND OVB PRIME OBLIGATIONS PORTFOLIO (EACH, A "PORTFOLIO"). THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

      WHAT ARE THE INVESTMENT OBJECTIVES? The OVB EQUITY INCOME PORTFOLIO (the "Equity Income Portfolio") seeks current income, with a secondary goal of moderate capital appreciation. The OVB CAPITAL APPRECIATION PORTFOLIO (the "Capital Appreciation Portfolio") and the OVB EMERGING GROWTH PORTFOLIO (the "Emerging Growth Portfolio") seek long-term growth of capital. The OVB GOVERNMENT SECURITIES PORTFOLIO (the "Government Portfolio") seeks current income consistent with the preservation of capital. The OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO (the "West Virginia Portfolio") seeks current income exempt from both federal income taxes and West Virginia personal income taxes consistent with the preservation of capital. The OVB PRIME OBLIGATIONS PORTFOLIO (the "Prime Obligations Portfolio") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that any Portfolio will achieve its investment objective. See "Investment Objectives."

      WHAT ARE THE PERMITTED INVESTMENTS? The Equity Income Portfolio invests primarily in dividend-paying common stocks, preferred stocks and preferred stocks and debt securities convertible into common stocks of large- and medium-sized U.S. and foreign companies that provide a level of income which is greater than the average income provided by the Standard & Poor's 500 Composite Index. The Capital Appreciation Portfolio invests primarily in equity securities of large- and medium-sized companies that have exhibited an established record of growth and that, in the Adviser's opinion, continue to present significant growth potential. The Emerging Growth Portfolio invests primarily in equity securities of smaller, emerging growth companies that, in the Adviser's opinion, have the potential, over time, to produce above-average long-term rates of return proportionate to their above-average risk. The Government Portfolio invests primarily in U.S. Government securities. The West Virginia Portfolio invests primarily in fixed income securities the interest on which is exempt from federal income taxes and exempt from West Virginia personal income taxes, and is not included as a preference item for purposes of the federal alternative minimum tax. The Prime Obligations Portfolio will invest exclusively in short-term, U.S. dollar denominated money market instruments that satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of U.S. issuers, obligations of foreign issuers sold in the U.S. market, obligations of U.S. and London branches of foreign banks and obligations of supranational entities. See "Investment Objectives," "Investment Policies and Information," "General Investment Policies and Risk Factors" and "Description of Permitted Investments."

      WHO IS THE ADVISER? One Valley Bank, National Association, serves as the investment adviser for each Portfolio. Wellington Management Company, LLP serves as the investment sub-adviser for the Prime Obligations Portfolio. See "Expense Summary," "The Adviser" and "The Sub-Adviser."

      WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the administrator and shareholder servicing agent for each Portfolio. See "Expense Summary" and "The Administrator."

      WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for each Portfolio. See "The Transfer Agent."

      WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. serves as distributor of each Portfolio's shares. See "The Distributor."

      IS THERE A SALES CHARGE? No. Shares of each Portfolio are offered on a no-load basis.

3

      HOW DO I PURCHASE AND REDEEM SHARES? Each Portfolio offers two classes of shares, Class A and Class B. The minimum initial investment in Class A shares is $100,000. The minimum initial investment in Class B shares is $1,000, and subsequent investments must be at least $50; minimum investment requirements are lower for accounts established under tax-deferred programs (such as IRAs). Purchases and redemptions of either class may be made through representatives of One Valley or directly through the Transfer Agent on any day when the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). Class B shares may be purchased through a systematic investment plan. The purchase price and redemption price for Class A and Class B shares is their net asset value next determined after the purchase or redemption order is effective. See "How to Purchase Shares" and "How to Redeem Shares."

      HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gain) for each of the Equity Income, Capital Appreciation and Emerging Growth Portfolios is distributed in the form of periodic dividends and for the Prime Obligations, Government and West Virginia Portfolios is distributed in the form of dividends declared daily and distributed monthly to shareholders of record. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information--Dividends."

4

                                EXPENSE SUMMARY

                                                                                                     ALL PORTFOLIOS
SHAREHOLDER TRANSACTION FEES                                                                      CLASS A      CLASS B
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                                                             None         None
Sales Charge Imposed on Reinvested Dividends                                                          None         None
Deferred Sales Charge                                                                                 None         None
Redemption Fees                                                                                       None         None(1)
Exchange Fee                                                                                          None         None
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) There is a wire charge (currently $10.00) for wiring Class B redemption proceeds.

ANNUAL OPERATING EXPENSES: CLASS A SHARES
(as a percentage of average net      EQUITY     CAPITAL      EMERGING                  WEST        PRIME
assets)                              INCOME   APPRECIATION    GROWTH    GOVERNMENT   VIRGINIA   OBLIGATIONS
-----------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver)(2)   .70%        .69%         .82%        .53%        .40%        .09%
12b-1 Fees                            none        none         none        none        none        none
Other Expenses                        .41%        .33%         .33%        .30%        .35%        .40%
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee
  waiver)(3)                         1.11%       1.02%        1.15%        .83%        .75%        .49%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

(2) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee, and the Advisory Fees shown reflect this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the Equity Income Portfolio, the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio, the West Virginia Portfolio and the Prime Obligations Portfolio would be .74%, .95%, .95%, .75%, .45% and .25%, respectively. Advisory Fees for the Equity Income, Emerging Growth, Government, West Virginia and Prime Obligations Portfolios have been restated to reflect current fee levels.

(3) Absent the Adviser's voluntary fee waiver, Total Operating Expenses for Class A shares of the Equity Income Portfolio, the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio and Prime Obligations Portfolio would be 1.15%, 1.28%, 1.28%, 1.05% and .65%, respectively. Absent the Adviser's and the Administrator's voluntary fee waivers, Total Operating Expenses for Class A shares of the West Virginia Portfolio would be .80%.

5

ANNUAL OPERATING EXPENSES: CLASS B SHARES
(as a percentage of average net      EQUITY     CAPITAL      EMERGING                  WEST        PRIME
assets)                              INCOME   APPRECIATION    GROWTH    GOVERNMENT   VIRGINIA   OBLIGATIONS
-----------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver and
  reimbursement)(5)                   .70%        .69%         .82%        .53%        .40%        .09%
12b-1 Fees                            .25%        .25%         .25%        .25%        .25%        .25%
Other Expenses                        .41%        .33%         .33%        .30%        .35%        .40%
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee
  waiver)(6)                         1.36%       1.27%        1.40%       1.08%       1.00%        .74%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

(5) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee, and the Advisory Fees shown reflect this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the Equity Income Portfolio, the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio, the West Virginia Portfolio and Prime Obligations Portfolio would be .74%, .95%, .95%, .75%, .45% and .25%, respectively. Advisory Fees for the Equity Income Portfolio, Emerging Growth Portfolio, Government Portfolio, West Virginia Portfolio and Prime Obligations Portfolio have been restated to reflect current fee levels.

(6) Absent the Adviser's voluntary fee waiver, Total Operating Expenses for Class B shares of the Equity Income Portfolio, the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio and Prime Obligations Portfolio would be 1.40%, 1.53%, 1.53%, 1.30% and .90%, respectively. Absent the Adviser's and the Administrator's voluntary fee waivers, Total Operating Expenses for Class B shares of the West Virginia Portfolio would be 1.05%.

------------------------------------------------------------------------------------------------------------------
EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and
(2) redemption at the end of each time period:                     1 YR.       3 YRS.       5 YRS.       10 YRS.
------------------------------------------------------------------------------------------------------------------
  Equity Income Portfolio                              Class A   $      11    $      35    $      61    $     135
                                                       Class B   $      14    $      43    $      74    $     164
  Capital Appreciation Portfolio                       Class A   $      10    $      32    $      56    $     125
                                                       Class B   $      13    $      40    $      70    $     153
  Emerging Growth Portfolio                            Class A   $      12    $      37    $      63    $     140
                                                       Class B   $      14    $      44    $      77    $     168
  Government Portfolio                                 Class A   $       8    $      26    $      46    $     103
                                                       Class B   $      11    $      34    $      60    $     132
  West Virginia Portfolio                              Class A   $       8    $      24    $      42    $      93
                                                       Class B   $      10    $      32    $      55    $     122
  Prime Obligations Portfolio                          Class A   $       5    $      16    $      27    $      62
                                                       Class B   $       8    $      24    $      41    $      92
------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist investors in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolios. A person who purchases shares through a financial institution may be charged separate fees by that institution.

Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

6

FINANCIAL HIGHLIGHTS                                     THE OVB FAMILY OF FUNDS

The following information has been derived from the financial statements of The Arbor Fund (the "Trust"), which have been audited by Price Waterhouse LLP, as indicated in their report dated March 13, 1998 on the Trust's financial statements as of January 31, 1998 incorporated by reference into the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1998 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-545-6331. This table should be read in conjunction with the Trust's financial statements and notes thereto.

For a Share Outstanding Throughout the Periods ended January 31,

                                            NET ASSET               NET REALIZED   DISTRIBUTIONS
                                             VALUE,       NET      AND UNREALIZED    FROM NET     DISTRIBUTIONS  NET ASSET
                                            BEGINNING  INVESTMENT  GAINS (LOSSES)   INVESTMENT    FROM CAPITAL   VALUE END  TOTAL
                                            OF PERIOD    INCOME    ON INVESTMENTS     INCOME          GAINS      OF PERIOD  RETURN
----------------------------------------------------------------------------------------------------------------------------------
Prime Obligations Portfolio
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998......................................   $ 1.00      $0.05         $ 0.00         $(0.05)        $ 0.00       $ 1.00     5.33%
1997......................................     1.00       0.05           0.00          (0.05)          0.00         1.00     5.11
1996......................................     1.00       0.06           0.00          (0.06)          0.00         1.00     5.65
1995......................................     1.00       0.04           0.00          (0.04)          0.00         1.00     4.15
1994(1)...................................     1.00       0.00           0.00           0.00           0.00         1.00     2.95

CLASS B
1998......................................   $ 1.00      $0.05         $ 0.00         $(0.05)        $ 0.00       $ 1.00     5.07%
1997......................................     1.00       0.05           0.00          (0.05)          0.00         1.00     4.85
1996......................................     1.00       0.05           0.00          (0.05)          0.00         1.00     5.39
1995(2)...................................     1.00       0.04           0.00          (0.04)          0.00         1.00     3.95
----------------------------------------------------------------------------------------------------------------------------------
West Virginia Tax-Exempt Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998......................................   $ 9.95      $0.50         $ 0.42         $(0.50)        $(0.05)      $10.32     9.55%
1997......................................    10.12       0.49          (0.17)         (0.49)          0.00         9.95     3.35
1996......................................     9.36       0.49           0.76          (0.49)          0.00        10.12    13.66
1995......................................    10.17       0.46          (0.81)         (0.46)          0.00         9.36    (3.38)
1994(1)...................................    10.00       0.07           0.17          (0.07)          0.00        10.17     2.43

CLASS B
1998......................................   $ 9.95      $0.48         $ 0.42         $(0.48)        $(0.05)      $10.32     9.28%
1997......................................    10.11       0.47          (0.16)         (0.47)          0.00         9.95     3.19
1996......................................     9.36       0.47           0.75          (0.47)          0.00        10.11    13.26
1995......................................    10.17       0.43          (0.81)         (0.43)          0.00         9.36    (3.62)
1994(3)...................................    10.07       0.05           0.10          (0.05)          0.00        10.17     1.48
----------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1998......................................   $ 9.76      $0.57         $ 0.42         $(0.57)        $(0.01)      $10.17    10.44%
1997......................................    10.15       0.56          (0.39)         (0.56)          0.00         9.76     1.83
1996......................................     9.09       0.55           1.06          (0.55)          0.00        10.15    18.14
1995......................................    10.06       0.51          (0.97)         (0.51)          0.00         9.09    (4.48)
1994(1)...................................    10.00       0.08           0.06          (0.08)          0.00        10.06     1.39

CLASS B
1998......................................   $ 9.77      $0.54         $ 0.42         $(0.54)        $(0.01)      $10.18    10.16%
1997......................................    10.15       0.53          (0.38)         (0.53)          0.00         9.77     1.69
1996......................................     9.10       0.53           1.05          (0.53)          0.00        10.15    17.72
1995......................................    10.06       0.49          (0.96)         (0.49)          0.00         9.10    (4.62)
1994(4)...................................    10.01       0.04           0.05          (0.04)          0.00        10.06     0.89
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                    RATIO OF
                                                                                                      NET
                                                                         RATIO OF     RATIO OF     INVESTMENT
                                                                           NET       EXPENSES TO   INCOME TO
                                                            RATIO OF    INVESTMENT   AVERAGE NET    AVERAGE
                                            NET ASSETS,     EXPENSES    INCOME TO      ASSETS      NET ASSETS   PORTFOLIO
                                               END OF      TO AVERAGE    AVERAGE     (EXCLUDING    (EXCLUDING   TURNOVER
                                            PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)      WAIVERS)      RATE
------------------------------------------  ----------------------------------------------------------------------------
Prime Obligations Portfolio
------------------------------------------  ----------------------------------------------------------------------------
CLASS A
1998......................................    $52,177         0.49%        5.21%        0.65%         5.05%       N/A
1997......................................     90,301         0.49         5.00         0.66          4.83        N/A
1996......................................     84,660         0.49         5.50         0.64          5.35        N/A
1995......................................     77,295         0.49         4.08         0.69          3.88        N/A
1994(1)...................................     82,477         0.49         2.89         0.80          2.58        N/A
CLASS B
1998......................................    $ 6,550         0.74%        4.96%        0.90%         4.80%       N/A
1997......................................      7,501         0.74         4.75         0.91          4.58        N/A
1996......................................      6,154         0.74         5.15         0.89          5.00        N/A
1995(2)...................................        669         0.74         4.33         0.93          4.14        N/A
------------------------------------------  ----------------------------------------------------------------------------
West Virginia Tax-Exempt Income Portfolio
------------------------------------------  ----------------------------------------------------------------------------
CLASS A
1998......................................    $85,043         0.75%        5.00%        0.80%         4.96%        17%
1997......................................     92,619         0.75         5.01         0.85          4.91         26
1996......................................     36,611         0.75         5.02         0.89          4.88         43
1995......................................     26,096         0.75         4.88         1.09          4.54         28
1994(1)...................................     20,477         0.75         4.18         1.62          3.31         17
CLASS B
1998......................................    $ 7,658         1.00%        4.74%        1.05%         4.70%        17%
1997......................................      6,191         1.00         4.76         1.10          4.66         26
1996......................................      4,312         1.00         4.78         1.14          4.64         43
1995......................................      2,263         1.00         4.68         1.34          4.34         28
1994(3)...................................        935         1.00         3.87         2.14          2.73         17
------------------------------------------  ----------------------------------------------------------------------------
Government Securities Portfolio
------------------------------------------  ----------------------------------------------------------------------------
CLASS A
1998......................................    $50,100         0.83%        5.77%        1.05%         5.55%        21%
1997......................................     59,014         0.83         5.75         1.16          5.42         46
1996......................................     60,228         0.83         5.68         1.11          5.40         28
1995......................................     61,067         0.83         5.61         1.17          5.27         13
1994(1)...................................     34,654         0.83         4.64         1.49          3.98          5
CLASS B
1998......................................    $ 1,519         1.08%        5.52%        1.30%         5.30%        21%
1997......................................      1,830         1.08         5.50         1.41          5.17         46
1996......................................      1,167         1.08         5.39         1.36          5.11         28
1995......................................        457         1.08         5.34         1.42          5.00         13
1994(4)...................................        141         1.08         4.47         2.00          3.35          5
------------------------------------------  ----------------------------------------------------------------------------
------------------------------------------  ----------------------------------------------------------------------------

(1) Commenced operations on December 1, 1993. All ratios for the period have been annualized.

(2) Commenced operations on February 7, 1994. All ratios for the period have been annualized.

(3) Commenced operations on December 17, 1993. All ratios for the period have been annualized.

(4) Commenced operations on December 31, 1993. All ratios for the period have been annualized.

7

FINANCIAL HIGHLIGHTS (CONTINUED)                         THE OVB FAMILY OF FUNDS

For a Share Outstanding Throughout the Period

                                    NET ASSET     NET       NET REALIZED   DISTRIBUTIONS
                                     VALUE,    INVESTMENT  AND UNREALIZED    FROM NET     DISTRIBUTIONS  NET ASSET
                                    BEGINNING    INCOME    GAINS (LOSSES)   INVESTMENT    FROM CAPITAL   VALUE END  TOTAL
                                    OF PERIOD    (LOSS)    ON INVESTMENTS     INCOME          GAINS      OF PERIOD  RETURN
--------------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
CLASS A
1998...............................  $12.34      $ 0.14        $(0.29)        $ 0.00         $(1.71)      $10.48     (0.30)%
1997...............................   11.43       (0.10)         1.16           0.00          (0.15)       12.34      9.30
1996...............................    7.86       (0.10)         3.67           0.00           0.00        11.43     45.42
1995...............................   10.48       (0.06)        (2.56)          0.00           0.00         7.86    (25.00)
1994(1)............................   10.00        0.00          0.48           0.00           0.00        10.48     (4.80)

CLASS B
1998...............................  $12.24      $ 0.05        $(0.23)        $ 0.00         $(1.71)      $10.35     (0.56)%
1997...............................   11.36       (0.12)         1.15           0.00          (0.15)       12.24      9.09
1996...............................    7.83       (0.12)         3.65           0.00           0.00        11.36     45.08
1995...............................   10.48       (0.06)        (2.59)          0.00           0.00         7.83    (25.29)
1994(2)............................    9.77        0.00          0.71           0.00           0.00        10.48      7.27
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio
--------------------------------------------------------------------------------------------------------------------------
CLASS A
1998...............................  $15.38      $ 0.03        $ 2.52         $(0.01)        $(3.87)      $14.05     17.12%
1997...............................   13.31        0.00          2.86          (0.01)         (0.78)       15.38     22.06
1996...............................    9.57        0.01          3.93          (0.01)         (0.19)       13.31     41.31
1995...............................   10.53        0.03         (0.96)         (0.03)          0.00         9.57     (8.84)
1994(1)............................   10.00        0.00          0.53           0.00           0.00        10.53      5.30

CLASS B
1998...............................  $15.28      $ 0.02        $ 2.46         $ 0.00         $(3.87)      $13.89     16.76%
1997...............................   13.25       (0.03)         2.84           0.00          (0.78)       15.28     21.81
1996...............................    9.55       (0.01)         3.90           0.00          (0.19)       13.25     40.88
1995...............................   10.52        0.01         (0.97)         (0.01)          0.00         9.55     (9.11)
1994(3)............................   10.33        0.00          0.19           0.00           0.00        10.52      1.84
--------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
--------------------------------------------------------------------------------------------------------------------------
Class A
1998...............................  $11.23      $ 0.27        $ 1.78         $(0.27)        $(0.39)      $12.62     18.44%
1997(4)............................   10.00        0.16          1.23          (0.16)          0.00        11.23     13.98

Class B
1998...............................  $11.24      $ 0.23        $ 1.79         $(0.25)        $(0.39)      $12.62     18.07%
1997(4)............................   10.00        0.15          1.24          (0.15)          0.00        11.24     13.98
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                                                                         RATIO OF
                                                                                           NET
                                                                RATIO OF                INVESTMENT
                                                                  NET       RATIO OF      INCOME
                                                               INVESTMENT  EXPENSES TO  (LOSS) TO
                                                    RATIO OF     INCOME    AVERAGE NET   AVERAGE
                                     NET ASSETS,    EXPENSES   (LOSS) TO     ASSETS     NET ASSETS  PORTFOLIO  AVERAGE
                                        END OF     TO AVERAGE   AVERAGE    (EXCLUDING   (EXCLUDING  TURNOVER  COMMISSION
                                     PERIOD (000)  NET ASSETS  NET ASSETS   WAIVERS)     WAIVERS)     RATE      RATE+
-----------------------------------  -----------------------------------------------------------------------------------
Emerging Growth Portfolio
-----------------------------------  -----------------------------------------------------------------------------------
CLASS A
1998...............................    $ 27,923       1.15%      (0.81)%      1.28%       (0.94)%     133%     $0.0572
1997...............................      55,924       1.15       (0.91)       1.33        (1.09)      119       0.0574
1996...............................      48,090       1.15       (0.92)       1.32        (1.09)      117       N/A
1995...............................      34,772       1.15       (0.75)       1.42        (1.02)      126       N/A
1994(1)............................      36,670       1.15       (0.83)       1.70        (1.38)        7       N/A
CLASS B
1998...............................    $  3,064       1.40%      (1.06)%      1.53%       (1.19)%     133%     $0.0572
1997...............................       3,759       1.40       (1.15)       1.58        (1.33)      119       0.0574
1996...............................       2,320       1.40       (1.19)       1.57        (1.36)      117       N/A
1995...............................         730       1.40       (0.98)       1.67        (1.25)      126       N/A
1994(2)............................         330       1.40       (1.08)       2.15        (1.83)        7       N/A
-----------------------------------  -----------------------------------------------------------------------------------
Capital Appreciation Portfolio
-----------------------------------  -----------------------------------------------------------------------------------
CLASS A
1998...............................    $113,048       1.02%       0.09%       1.28%       (0.17)%     118%     $0.0782
1997...............................     118,873       1.02       (0.01)       1.28        (0.27)       90       0.0739
1996...............................      99,612       1.02        0.08        1.27        (0.17)      119       N/A
1995...............................      70,502       1.02        0.28        1.33        (0.03)      107       N/A
1994(1)............................      54,022       1.02        0.12        1.51        (0.37)        7       N/A
CLASS B
1998...............................    $  6,021       1.27%      (0.16)%      1.53%       (0.42)%     118%     $0.0782
1997...............................       4,482       1.27       (0.27)       1.53        (0.53)       90       0.0739
1996...............................       2,233       1.27       (0.16)       1.52        (0.41)      119       N/A
1995...............................         505       1.27        0.02        1.58        (0.29)      107       N/A
1994(3)............................         171       1.27        0.19        2.01        (0.55)        7       N/A
-----------------------------------  -----------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------------------  -----------------------------------------------------------------------------------
Class A
1998...............................    $ 48,076       1.11%       2.26%       1.15%        2.22%       68%     $0.0692
1997(4)............................      41,580       1.20        3.27        1.25         3.22        10       0.0787
Class B
1998...............................    $  3,678       1.36%       2.01%       1.40%        1.97%       68%     $0.0692
1997(4)............................       1,504       1.45        3.02        1.50         2.97        10       0.0787
-----------------------------------  -----------------------------------------------------------------------------------
-----------------------------------  -----------------------------------------------------------------------------------

(1) Commenced operations on December 1, 1993. All ratios for the period have been annualized.

(2) Commenced operations on December 29, 1993. All ratios for the period have been annualized.

(3) Commenced operations on December 31, 1993. All ratios for the period have been annualized.

(4) Commenced operations on August 2, 1996. All ratios for the period have been annualized.

+ Presentation of average commission rate is required only for the fiscal years beginning after September 1, 1995.

8

THE PORTFOLIOS AND THE TRUST

The OVB Family of Funds (the "OVB Family") is a group of open-end management investment companies that are offered together to provide investors with a number of investment alternatives. Each of the portfolios is a separate series ("portfolio") of shares of The Arbor Fund (the "Trust"), an open-end management investment company. Shareholders may purchase units of beneficial interest ("shares") in a portfolio through two separate classes, Class A and Class B, which provide for variations in distribution costs, related voting rights and dividends. Except for these differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus offers only the Class A and Class B shares of the OVB Equity Income Portfolio, OVB Capital Appreciation Portfolio, OVB Emerging Growth Portfolio, OVB Government Securities Portfolio, OVB West Virginia Tax-Exempt Income Portfolio and OVB Prime Obligations Portfolio. For ease of reference, the letters "OVB" are omitted from the Portfolios' names throughout this Prospectus. The Equity Income, Capital Appreciation and the Emerging Growth Portfolios may be referred to as the "Equity Portfolios," the Government and the West Virginia Portfolios may be referred to as the "Fixed Income Portfolios," the Prime Obligations Portfolio may be referred to as the "Money Market Portfolio," and any one of the six may be referred to as a "Portfolio." Each of the Portfolios is a diversified portfolio, except the West Virginia Portfolio, which is non-diversified.

INVESTMENT OBJECTIVES

The EQUITY INCOME PORTFOLIO--The investment objective of the Equity Income Portfolio is current income, with the secondary goal of moderate capital appreciation.

The CAPITAL APPRECIATION PORTFOLIO and the EMERGING GROWTH PORTFOLIO--The investment objective of each of the Capital Appreciation Portfolio and the Emerging Growth Portfolio is long-term growth of capital.

The GOVERNMENT PORTFOLIO--The investment objective of the Government Portfolio is current income consistent with the preservation of capital.

The WEST VIRGINIA PORTFOLIO--The investment objective of the West Virginia Portfolio is current income, exempt from both federal income taxes and West Virginia personal income taxes, consistent with the preservation of capital.

The PRIME OBLIGATIONS PORTFOLIO--The investment objective of the Prime Obligations Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio also expects to maintain a constant net asset value of $1.00 per share on a continuous basis.

There can be no assurance that any Portfolio will be able to achieve its investment objective.

INVESTMENT POLICIES AND INFORMATION

OVB EQUITY INCOME PORTFOLIO

The EQUITY INCOME PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in dividend-paying common stocks, preferred stocks, and preferred stocks and debt securities convertible into common stock of U.S. and foreign issuers. These equity securities may include American Depositary Receipts ("ADRs") and interests of investment trusts, such as "Diamonds" and "SPDRs."

Any remaining assets may be invested in the following securities, but only if, at the time of purchase, the security either has the requisite rating from a nationally recognized statistical rating organization (an "NRSRO") or is of comparable quality as determined by the Adviser: (i) U.S. Government securities
(ii) mortgage-backed securities rated in one of the four highest rating categories, (iii) asset-backed securities rated in one of the four highest rating categories, (iv) corporate bonds and notes and bank obligations rated in one of the four highest rating categories, (v) Money Market Instruments (as defined under "General Investment Policies and Risk Factors"), (vi) warrants and rights to purchase common stocks and (vii) shares of other investment companies.

The Portfolio may purchase securities that do not pay current dividends but which offer prospects for growth of capital and future income. The Portfolio is not subject to any maturity restrictions on its investment in non-money market instruments.

The Adviser will generally select for the Portfolio, securities of companies with market capitalizations in excess of $1 billion that provide a level of income which is greater than the average income provided

9

by the Standard & Poor's 500 Composite Index (the "S&P 500 Index"). The Adviser also intends to maintain for the Portfolio an aggregate beta (a measure of a stock's volatility in relation to the S&P 500 Index) and price/earnings ratio less than the S&P 500 Index average.

All of the equity securities in which the Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or actively in the over-the-counter market.

OVB CAPITAL APPRECIATION PORTFOLIO

The CAPITAL APPRECIATION PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in common stocks, warrants to purchase common stocks, debt securities convertible to common stocks, preferred stocks convertible to common stocks and interests in investment trusts, such as Diamonds and SPDRs (together, "Equity Securities") of U.S. and foreign issuers. Equity Securities of foreign issuers may include ADRs. Any assets not invested in Equity Securities may be invested in Money Market Instruments.

The Adviser will generally select for the Capital Appreciation Portfolio securities of large- and medium-sized companies that have exhibited an established record of growth and that, in the Adviser's opinion, will continue to present significant growth potential. Such companies generally have market capitalizations in excess of $1 billion, and annual revenues in excess of $500 million. The Adviser may also seek to increase potential returns by identifying "niche" companies in diverse industries and by identifying demographic, economic, and political trends that will provide future investment opportunities. The Adviser may consider factors such as an issuer's development (or potential for development) of new products, any new management, or any business restructuring, and may also consider the potential for increased institutional ownership. The Adviser may, but will not necessarily, consider dividend income when selecting Equity Securities for the Portfolio.

All of the Equity Securities in which the Capital Appreciation Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or actively in the over-the-counter market.

For the fiscal year ended January 31, 1998, the Portfolio's annual turnover rate was 118%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

OVB EMERGING GROWTH PORTFOLIO

The EMERGING GROWTH PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in the securities of smaller, emerging growth companies that in the Adviser's opinion have the potential, over time, to produce above-average long-term rates of return proportionate to their above-average risk. Any assets not invested in Equity Securities may be invested in Money Market Instruments. The Adviser generally considers "smaller, emerging growth companies" to be those with market capitalizations under $1 billion, and annual revenues under $250 million. The Adviser may seek to increase potential returns by identifying "niche" companies in diverse industries, particularly those having a technological or lead-time advantage over their peers. The Adviser will also seek to identify demographic, economic and political trends that will provide future investment opportunities. The Adviser may consider factors such as an issuer's development (or potential for development) of new products, any new management, and may also consider the potential for increased institutional ownership. The Adviser may, but does not expect to, consider dividend income when selecting equity securities for the Portfolio.

All of the Equity Securities in which the Emerging Growth Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or in the over-the-counter market.

For the fiscal year ended January 31, 1998, the Portfolio's annual turnover rate was 133%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

OVB GOVERNMENT SECURITIES PORTFOLIO

The GOVERNMENT PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government securities"), including U.S. Treasury obligations, U.S. Government agency obligations

10

and repurchase agreements involving such securities. For a more detailed description, see "Description of Permitted Investments." The remainder of the Portfolio's assets may be invested in the following securities but only if, at the time of purchase, the security either has the requisite rating from an NRSRO or is of comparable quality as determined by the Adviser: (i) corporate fixed income obligations rated in one of the four highest rating categories by an NRSRO; (ii) privately issued mortgage-backed securities rated in one of the two highest rating categories by an NRSRO; (iii) asset-backed securities rated in one of the two highest rating categories by an NRSRO; (iv) receipts evidencing separately traded interest and principal component parts of U.S. Government securities, including STRIPs ("Receipts"); (v) repurchase agreements involving any of the foregoing securities; (vi) investment quality guaranteed investment contracts; (vii) common stocks of utility companies; (viii) preferred stocks;
(ix) taxable municipal securities rated in one of the two highest rating categories by an NRSRO; and (x) Money Market Instruments.

The Government Portfolio will not invest more than 20% of its total assets in common and preferred stocks of utility companies. In addition the Government Portfolio may invest up to 5% of its total assets in preferred stocks of issuers in other industries.

Normally, the Portfolio will maintain a dollar-weighted average portfolio maturity of three to ten years, and the Adviser generally expects this maturity to range from five to ten years; however, under certain circumstances this weighted average maturity may fall below three years or rise above ten years. In determining the maturity of mortgage-backed securities, the Adviser will use the estimated average life of such securities. There are no restrictions on the maturity of any single instrument.

OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO

The WEST VIRGINIA PORTFOLIO will, under normal market conditions, invest at least 80% of its net assets in fixed income securities the interest on which, in the opinion of bond counsel for the issuer, is exempt from federal income tax and is not a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). Under normal conditions, the Portfolio will invest at least 65% of its total assets in Municipal Securities the interest on which is also exempt from West Virginia personal income tax ("West Virginia Municipal Securities"). The Portfolio reserves the right to invest up to 20% of its net assets in (i) Municipal Securities the interest on which is a preference item for federal alternative minimum tax purposes and (ii) taxable investments consisting of the types of securities in which the Government Portfolio may invest. For temporary defensive purposes when, in the opinion of the Adviser, West Virginia Municipal Securities are not readily available or of sufficient quality, the Portfolio may invest up to 100% of its assets in securities the interest on which is exempt only from federal income taxes; other permissible temporary defensive investments, which are taxable, are discussed in "Description of Permitted Investments -- Special Factors Relating to West Virginia Municipal Securities" in the Statement of Additional Information.

The West Virginia Portfolio may purchase the following types of Municipal Securities (including West Virginia Municipal Securities) only if such securities, at the time of purchase, either have the requisite rating from an NRSRO or are of comparable quality as determined by the Adviser: (i) municipal bonds in one of the four highest rating categories; (ii) municipal notes and certificates of participation in one of the two highest rating categories; and
(iii) tax-exempt commercial paper in one of the two highest rating categories. The Portfolio may also purchase other types of tax-exempt instruments provided that, at the time of their purchase, the Adviser determines that they are of quality comparable to the ratings stated above.

The Portfolio reserves the right to engage in transactions involving "puts" or standby commitments. There will be no limit to the percentage of portfolio securities that the West Virginia Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally held in the Portfolio will not exceed 0.5% of the value of the total assets of the Portfolio calculated immediately after such put is acquired. When entering into standby commitments, the Portfolio will set aside sufficient assets to pay for all standby commitments on their scheduled delivery dates.

NON-DIVERSIFICATION--Investment in the West Virginia Portfolio, a non-diversified investment company, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the

11

total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities that the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers.

The Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

OVB PRIME OBLIGATIONS PORTFOLIO

The PRIME OBLIGATIONS PORTFOLIO intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Portfolio. Under these regulations, the Portfolio will invest in only United States dollar denominated securities, will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only "eligible securities" having a maturity of 397 days or less. As a money market fund, the Portfolio is subject to additional diversification requirements. See "Description of Permitted Investments-- Restraints on Investments by Money Market Funds."

The Prime Obligations Portfolio intends to invest exclusively in (i) bills, notes, and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) receipts evidencing separately traded interest and principal component parts of the U.S. Government obligations; (iv) commercial paper of United States or foreign issuers rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by the sub-adviser to be of comparable quality; (v) obligations (certificates of deposit, bank notes, time deposits, bankers' acceptances, European certificates of deposit, European time deposits, Canadian time deposits, Eurodollar obligations and Yankee Bank obligations) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks that have total assets of $1 billion or more as shown on their most recently published financial statements (the Portfolio may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (vi) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial Government and Crown Agency obligations; (vii) short-term corporate obligations of United States and foreign issuers with commercial paper of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (viii) repurchase agreements involving any of the foregoing obligations; (ix) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (x) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (xi) shares of other investment companies. Under applicable law, the Portfolio may not invest more than 10% of its total assets in shares of other investment companies, and investment in such shares may result in layering of expenses.

The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities. Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

12

For additional information regarding risks and permitted investments of the Portfolios, see "General Investment Policies and Risk Factors" and "Description of Permitted Investments."

GENERAL INVESTMENT POLICIES AND RISK FACTORS

The Equity Income Portfolio and the Fixed Income Portfolios may purchase mortgage-backed securities ("MBSs"). These Portfolios may purchase MBSs that are U.S. Government securities, and the Government Portfolio may also invest in privately issued collateralized mortgage obligations ("CMOs"), a type of MBS, and real estate mortgage investment conduits ("REMICs"), a type of CMO, that are rated by an NRSRO in one of its two highest rating categories. The Equity Income Portfolio may also invest in privately issued CMOs and REMICs that are rated by an NRSRO in one of the four highest rating categories. The principal governmental issuers or guarantors of MBSs are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA or FHLMC are supported by the respective issuer only. The Portfolios may purchase MBSs that are backed or collateralized by fixed, adjustable or floating rate mortgages. For a further description of mortgage-backed securities and the risks associated with investing in them, see "Description of Permitted Investments" and the Statement of Additional Information.

The Fixed Income Portfolios may, in acquiring fixed income securities, seek opportunities for capital gain as well as income in light of such Portfolios' investment objectives. Investors in the West Virginia Portfolio should note that capital gains are taxable income. Appreciation in the value of these securities could arise from a number of market and economic factors, such as changes in interest rates generally or in the yield curve, improvement in an issuer's financial situation or perceptions in the market about the impact of economic developments on particular issuers or industries. There is no assurance that any Portfolio will, in fact, realize capital gains.

The Equity Income, Fixed Income and Money Market Portfolios may invest in variable and floating rate obligations and may purchase securities on a when-issued basis. The Equity Income Portfolio may also engage in forward commitments. The Equity Portfolios and the Government Portfolio may engage in options transactions, and the Equity Income and Government Portfolios may also engage in futures transactions (including options on futures), in either case for hedging purposes. The aggregate value of option positions may not exceed 10% of a Portfolio's net assets as of the time the Portfolio enters into such options. Each Portfolio except the Money Market Portfolio may use short sales "against the box" for hedging purposes.

Each Portfolio reserves the right to engage in securities lending, although no Portfolio has the present intent of doing so.

Each Portfolio other than the Money Market Portfolio may invest a portion of its assets in the following money market instruments ("Money Market Instruments"): short-term U.S. Government securities; Receipts; time deposits, certificates of deposit and bankers' acceptances issued by U.S. commercial banks or savings and loan institutions having assets of at least $500 million as shown on their most recently available audited financial statements; commercial paper that, at the time of purchase, is either rated in one of the two highest rating categories by an NRSRO or of comparable quality as determined by the Adviser; and repurchase agreements involving the foregoing securities. In addition, each Portfolio may invest in shares of other investment companies. Under applicable law, no Portfolio may invest more than 10% of its total assets in shares of other investment companies, and investments in such shares may result in layering of expenses. Further discussion of a Portfolio's ability to invest in such shares is set out in the Statement of Additional Information. In addition, for temporary defensive purposes when the Adviser determines that market conditions warrant, each Portfolio except the Money Market Portfolio may invest up to 100% of its assets in Money Market Instruments and cash. To the extent a Portfolio is investing for temporary defensive purposes, the Portfolio will not be pursuing its investment objective.

For a further description of these types of obligations or transactions, see "Description of Permitted Investments" and the Statement of Additional Information.

13

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

In the event that a security owned by a Portfolio is downgraded below the rating categories discussed above, the Adviser will review the circumstances and take action it deems appropriate with respect to such security.

RISK FACTORS

EQUITY SECURITIES--Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Equity Portfolios invest will cause the net asset value of these Portfolios to fluctuate. An investment in any of these Portfolios may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Capital Appreciation Portfolio will invest primarily in securities of large- and medium-sized companies, and the Emerging Growth Portfolio will invest primarily in securities of smaller companies. While the Adviser intends to invest each Portfolio's assets in companies that the Adviser's research indicates should, over the long term, provide significant growth potential, any investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller or medium-sized companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller or medium-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies. As a result, the value of the shares of either of these Portfolios can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

FIXED INCOME SECURITIES--The market value of the fixed income investments in which the Fixed Income and Money Market Portfolios invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value. Each of the Fixed Income Portfolios may invest in securities rated in the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. See the Appendix.

SECURITIES OF FOREIGN ISSUERS--Investments in the securities of foreign issuers may subject an Equity Portfolio or the Money Market Portfolio to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and

14

different accounting treatment than are those in the United States. ADRs, typically issued by a U.S. financial institution, evidence ownership of underlying securities of a foreign issuer.

MORTGAGE-BACKED SECURITIES--The MBSs in which the Equity Income Portfolio and the Fixed Income Portfolios may invest are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying MBSs can be expected to accelerate. When the MBSs held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid MBSs.

GOVERNMENT SECURITIES--Any guarantee by the U.S. Government or its agencies or instrumentalities of the securities in which any Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Portfolio.

INVESTMENT LIMITATIONS AND FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Portfolio. In addition, each Portfolio's investment objective is a fundamental policy of that Portfolio, and it is a fundamental policy of the West Virginia Portfolio to invest at least 80% of its net assets in Municipal Securities the interest on which is not an alternative minimum tax preference item. Fundamental policies of a Portfolio cannot be changed with respect to that Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the assets of the Equity Income, Capital Appreciation, Emerging Growth, Government and Prime Obligations Portfolios, and does not apply to the West Virginia Portfolio. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. For purposes of this limitation, all debt securities of an issuer are each considered as one class.

2. Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, repurchase agreements involving such securities, and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) supranational entities will be considered to be a separate industry; and (d) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Make loans, except that each Portfolio may (a) purchase or hold debt instruments to the extent in accordance with its investment objective and policies; (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

15

THE ADVISER

One Valley Bank, National Association ("One Valley," or the "Adviser"), serves as investment adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and the Adviser continuously reviews, supervises and administers each Portfolio's investment program. The Adviser is independent of SEI Fund Resources (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. In addition, the Trust has employed Wellington Management Company, LLP as an investment sub-adviser to manage the Prime Obligations Portfolio on a day-to-day basis, subject to the supervision of the Adviser and the Trustees. See "The Sub-Adviser."

One Valley, a national banking association, is the successor to Kanawha Valley Bank, N.A., organized in 1867. One Valley has its principal offices at One Valley Square, Charleston, West Virginia 25301. One Valley is a wholly-owned subsidiary of One Valley Bancorp, Inc., a multi-bank holding company. One Valley is the largest holding company headquartered in West Virginia, and provides a wide variety of financial services in multiple locations throughout West Virginia and Virginia. The Adviser has provided investment advisory services to investment companies since 1993.

One Valley, together with its predecessor institutions, has provided trust and asset management services since the early 1920s and has managed common and collective investment funds since 1968. One Valley's portfolio managers serve investment management accounts, employee benefit funds and personal trust accounts, managing assets in money market, equity, and fixed income portfolios. As of December 31, 1997, One Valley's Investment Asset Management Group had assets under management of approximately $1.89 billion, and currently manages $458.2 million of assets in mutual funds with diverse investment objectives ranging from stability of capital to aggressive growth.

J. Randy Valentine, Senior Vice President of the Adviser, has oversight responsibilities of the portfolio managers of the Equity Income, Capital Appreciation, Emerging Growth, Government and West Virginia Portfolios. Mr. Valentine has managed various common trust and collective investment funds since 1976 prior to assuming his supervisory duties. He has extensive investment management experience.

David P. Nolan, Vice President of the Adviser, has been the portfolio manager for the Capital Appreciation Portfolio since December 1, 1993 and the Emerging Growth Portfolio since December 1, 1993. Since 1984, Mr. Nolan has managed various equity portfolios and growth-oriented common and collective funds. Prior to joining the Adviser, Mr. Nolan was an account executive with Alex. Brown & Sons Incorporated.

James R. Thomas, III, CPA and Vice President of the Adviser, has been the portfolio manager for the Government Portfolio since December 1, 1993 and the West Virginia Portfolio since December 1, 1993. Mr. Thomas was the portfolio manager for the Equity Income Portfolio from August 1, 1996 through May 31, 1997. Since 1988, Mr. Thomas has managed various taxable income portfolios, a current income common trust fund and a tax free common trust fund. Prior to joining the Adviser, Mr. Thomas served as a financial analyst for RepublicBank, Dallas, Texas.

Buel S. Sears, CFA and Vice President of the Adviser, has been the portfolio manager of the Equity Income Portfolio since June 1, 1997. Mr. Sears joined the Adviser in September, 1996. Previously he was a Vice President and Trust Investment Officer for Huntington Banks where he managed the Huntington's West Virginia Trust Investment Group for the past twelve years.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Equity Income Portfolio-- .74%, Capital Appreciation Portfolio--.95%, Emerging Growth Portfolio--.95%, Government Portfolio--.75%, West Virginia Portfolio--.45% and Prime Obligations Portfolio--.25%. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Class A and Class B shares of each Portfolio (exclusive of distribution expenses charged to Class B shares) to not more than the following (as a percentage of average daily net assets on an annualized basis): Equity Income Portfolio--1.20%,

16

Capital Appreciation Portfolio--1.02%, Emerging Growth Portfolio--1.15%, Government Portfolio-- 0.83%, West Virginia Portfolio--0.75% and Prime Obligations Portfolio--.49%. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and reimbursement at any time. For the fiscal year ended January 31, 1998, the Portfolio paid the Adviser an advisory fee as a percentage of average daily net assets of each Portfolio as follows: Equity Income Portfolio--.70%, Capital Appreciation Portfolio--.69%, Emerging Growth Portfolio--.82%, Government Portfolio-- .53%, West Virginia Portfolio--.40% and Prime Obligations Portfolio--.09%.

The Glass-Steagall Act restricts the securities activities of banks such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management" or the "Sub-Adviser") serves as the investment sub-adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1998, Wellington Management had discretionary management authority with respect to approximately $194 billion of assets. Wellington Management's predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners:
Robert W. Doran, Duncan M. McFarland and John R. Ryan.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" (defined below) and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that Wellington Management manages for the Trust, including assets of funds other than the Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets." For the fiscal year ended January 31, 1998, the Portfolio paid the Sub-Adviser an advisory fee, as a percentage of average daily net assets, of
 .075%.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), Oaks, Pennsylvania 19456, provides each Portfolio with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Portfolios. There is a minimum annual fee of $100,000 payable to the Administrator by each Portfolio. At its discretion, the Administrator may voluntarily choose not to invoke the $100,000 minimum annual fee. For the fiscal year ended January 31, 1997, the Portfolios paid the Administrator the following administration fees (shown as a percentage of average daily net assets): Equity Income Portfolio--.24%; Capital Appreciation Portfolio, .20%; Emerging Growth Portfolio, .20%; Government Portfolio, .20%; West Virginia Portfolio, .20%; and Prime Obligations Portfolio, .20%.

17

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator, serves as the distributor of each Portfolio's shares pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), which applies to Class A and Class B shares of the Portfolios.

The Class B shares of each Portfolio have a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of .25% of each Class B Portfolio's average daily net assets to the Distributor as compensation for its services. From this amount the Distributor may make payments to financial institutions and intermediaries such as banks (including One Valley), savings and loan associations, insurance companies, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

The Class A shares of each Portfolio are offered without distribution fees to institutional investors, including One Valley, its affiliates and correspondent banks, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. These financial institutions may also charge separate fees to their customers.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of a Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

HOW TO PURCHASE SHARES

You may purchase shares of any Portfolio through representatives of One Valley and other financial institutions and through broker-dealers that have established a dealer agreement with the Distributor. You may also purchase shares of any Portfolio directly, by contacting the Transfer Agent. Class A shares may be purchased only by wire transfer. Class B shares may be purchased by mail, by wire transfer or through an automatic investment plan. Shares of the Portfolios are sold on a continuous basis.

BY MAIL (CLASS B SHARES ONLY)

You may purchase Class B shares of any Portfolio by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The Arbor Fund--OVB (Name of Portfolio)," to the Transfer Agent. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 15 business days. You may purchase additional shares at any time by mailing a check (or other negotiable bank draft or money order) to the Transfer Agent. Orders placed by mail will be

18

executed on receipt of your check or other negotiable bank draft or money order.

You may obtain Account Application forms by calling 1-800-545-6331.

BY WIRE TRANSFER (CLASS A AND CLASS B SHARES)

If your Account Application has been previously received by the Transfer Agent, you may purchase shares by wire transfer. To buy shares by wire transfer, call the Transfer Agent toll-free at 1-800-808-4920.

The liability of the Trust or the Transfer Agent for fraudulent or unauthorized telephone or wire instructions may be limited, as described below under "How to Redeem Shares--By Telephone."

AUTOMATIC INVESTMENT PLAN ("AIP") (CLASS B SHARES ONLY)

You may arrange for periodic additional investments in Class B shares of a Portfolio through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $100 per month. An AIP Application Form may be obtained by contacting the Transfer Agent at 1-800-808-4920. The AIP is available only for additional investments for an existing account.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares of any Portfolio on any day the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). However, shares of the Portfolios cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. The minimum initial investment in Class A shares of any Portfolio is $100,000 and the minimum initial investment in Class B shares is $1,000 ($500 minimum for tax-deferred retirement programs and employees of One Valley or its affiliates). Subsequent purchases of shares must be at least $50 except for purchases through the AIP, which must be at least $100. The Trust may waive these minimum investment requirements at its discretion.

A purchase order for Class A or Class B shares will be effective as of the Business Day received if the Transfer Agent receives the order and payment in federal funds before the Portfolios calculate their net asset values (normally, 4:00 p.m., Eastern time, 12:00 noon Eastern time, for the Prime Obligations Portfolio). An order to purchase shares by federal funds wire will be deemed to have been received on the Business Day of the wire, provided that the shareholder notifies the Transfer Agent prior to the time the Portfolios calculate their net asset values. If the Transfer Agent does not receive notice by the time the Portfolios calculate their net asset values on the Business Day of the wire, the order will be executed on the next Business Day. The purchase price of shares of any Portfolio is the net asset value per share next computed after the order is effective.

The net asset value per share of each Portfolio is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) other than the Prime Obligations Portfolio. The net asset value of the Prime Obligations Portfolio is determined as of the earlier of 12:00 noon, Eastern time or the regularly-scheduled close of normal trading on the New York Stock Exchange, using amortized cost valuations. The Prime Obligations Portfolio expects to maintain its net asset value at $1.00 per share, although there can be no assurance that it will be able to do so. Pursuant to guidelines adopted and maintained by the Trustees of the Trust, each Portfolio may use pricing services to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities that considers factors such as securities prices, yield features, ratings and developments related to a specific security. No certificates representing shares will be issued. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. Although the methodology and procedures for determining net asset value are identical for both classes of a Portfolio, the net asset value per share of Class A shares may differ from that of Class B shares because of the distribution expenses paid by Class B shares.

The Trust reserves the right to reject a purchase order for shares of any Portfolio when the Distributor or Transfer Agent determines that it is not in the best interest of the Trust or its shareholders to accept such order. Shares of each Portfolio are offered only to residents of states in which the shares are eligible for purchase.

19

If a check received for a purchase of Class B shares does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred.

Purchases may be made by direct deposit or ACH transactions.

Shareholders of record who desire to transfer registration of their shares should contact the Transfer Agent at 1-800-808-4920.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

Shares of any Portfolio may also be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services to the Portfolios. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. The financial institution will provide Customers with information concerning these services and any charges.

TAX-DEFERRED RETIREMENT PROGRAMS

The Equity Income, Capital Appreciation, Emerging Growth, Government and Prime Obligations Portfolios are eligible for investment by tax-deferred retirement programs such as IRAs, KEOGHs and 401(k) plans. For accounts established under such programs the minimum initial investment in Class B shares of these Portfolios is $500. One Valley offers a variety of tax-deferred programs through which investors may purchase shares of these Portfolios. Accounts established under tax-deferred retirement programs must have all dividends reinvested in the Portfolios.

HOW TO EXCHANGE SHARES

Once your account has been established, you may exchange your Class A or Class B shares for the same class of shares of the other Portfolios. Exchanges are made at net asset value. You must have received a current prospectus of the Portfolio into which you wish to move your investment (the "new" fund) before the exchange will be effected. Exchanges will be made only after the Transfer Agent receives exchange instructions in writing or by telephone (an "Exchange Request"). Exchange instructions by telephone may only be accepted if previously elected on the account application. If the Transfer Agent receives an Exchange Request in good order by 4:00 p.m., Eastern time or by 12:00 noon, Eastern time, for the Prime Obligations Portfolio, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the new fund may legally be sold.

If your shares are held of record by a financial institution, you should contact that institution if you wish to exchange shares. The institution will contact the Transfer Agent and effect the exchange on your behalf.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon 60 days' notice.

An exchange is considered a sale of shares and will result in a capital gain or loss for federal income tax purposes.

HOW TO REDEEM SHARES

You may redeem your shares without charge on any Business Day. There is, however, a charge (currently $10) for wiring redemption proceeds of Class B shares; this amount will be deducted from your redemption proceeds. Class A shares may be redeemed by calling the Transfer Agent at 1-800-808-4920. Class B shares may ordinarily be redeemed by mail, by telephone or through a systematic withdrawal plan. If your shares are held of record by a financial institution, you should contact that financial institution for information on how to redeem shares.

20

BY MAIL (CLASS B SHARES ONLY)

A written request for redemption must be received by the Transfer Agent in good form in order to constitute a valid redemption request. Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request.

The Transfer Agent may require that the signatures on the written redemption request be guaranteed. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $50,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice. For information about the proper form of redemption requests, call 1-800-808-4920.

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature on certain redemption requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the Account Application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or from organizations that do not provide reimbursement in the case of fraud.

You may have redemption proceeds mailed to a commercial bank account previously designated on your Account Application or by written instruction to the Transfer Agent. There is no charge for having redemption proceeds mailed to a designated bank account.

BY TELEPHONE (CLASS A SHARES AND PRIME
OBLIGATIONS PORTFOLIO CLASS B SHARES)

You may redeem your shares by telephone if you have elected that option on your Account Application. You must place your telephone redemption order with the Transfer Agent at 1-800-808-4920 prior to the time the Portfolios calculate their net asset values (normally, 4:00 p.m., Eastern time, 12:00 noon, Eastern time, for the Prime Obligations Portfolio), on any Business Day for your order to be effective that day. You may not close your account by telephone.

You may have the proceeds mailed to your address of record or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you or to a designated bank account.

You may request a wire redemption for redemptions in excess of $500 by calling the Transfer Agent at 1-800-808-4920, who will deduct a wire charge (currently $10) from the amount of any wire redemption of Class B shares. There is no charge for wire redemptions of Class A shares. Shares cannot be redeemed by Federal Reserve wire on federal holidays restricting wire transfers.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or severe weather or other emergencies exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

SYSTEMATIC WITHDRAWAL PLAN ("SWP") (CLASS B SHARES ONLY)

You may use this option to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $10,000 or more. You may

21

elect to receive automatic payments (via check or ACH) of $50 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain a SWP Application form by contacting the Transfer Agent at 1-800-808-4920.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. If the amount in your account with a Portfolio falls below the minimum initial purchase amount, the Portfolio has the right to redeem your shares. See "How to Redeem Shares--Other Information Regarding Redemptions."

You may change or cancel the SWP at any time on written notice to the Transfer Agent.

CHECKWRITING SERVICE (PRIME OBLIGATIONS
PORTFOLIO--CLASS B SHARES ONLY)

You may redeem your Class B shares of the Prime Obligations Portfolio by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. Checks may be made payable to any person. When you write a check, your account will continue to earn dividends until the check clears. These checks are free, but your account will be charged a fee (currently $15) on stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of a Portfolio account, you may not use a check to close your account.

You may obtain signature cards by calling the Transfer Agent at 1-800-808-4920.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after a valid request for redemption is effective, as described above. A description of when the net asset value per share is determined is located under "General Information Regarding Purchases" above. Because shares of each Portfolio except for the Prime Obligations Portfolio fluctuate in value, when you redeem your shares, they may be worth more or less than the amount of your original investment. The Prime Obligations Portfolio expects to maintain its net asset value at $1.00 per share.

Payment to shareholders for shares redeemed will be made within seven days after the Transfer Agent receives the valid redemption request. Under most circumstances, proceeds of telephone redemptions will be transmitted on the next Business Day following receipt of a valid request for redemption. At various times, however, a Portfolio may be requested to redeem Class B shares for which it has not yet received good payment. In such circumstances, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 15 business days.

Each Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, each Portfolio reserves the right to redeem your shares at their net asset value if, because of redemptions, your account in that Portfolio has a value of less than the applicable minimum initial purchase amount. Accordingly, if you purchase shares of a Portfolio in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before a Portfolio exercises its right to redeem your shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in that Portfolio in an amount that will increase the value of your account to at least the minimum amount.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE

From time to time the Prime Obligations Portfolio advertises its "current yield" and "effective yield." Both yield figures are based on historical earnings

22

and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Prime Obligations Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

From time to time, the Equity and Fixed Income Portfolios may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. The West Virginia Portfolio may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of this Portfolio's yield, assuming certain tax brackets for the shareholder.

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The performance of Class A shares of each Portfolio will normally be higher than that of Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares.

Each Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Certain Portfolios may advertise performance that includes results from periods in which a Portfolio's assets were managed in a non-registered predecessor vehicle.

PERFORMANCE INFORMATION FOR PREDECESSOR COMMON TRUST FUNDS

The Capital Appreciation, Emerging Growth, Government Securities and West Virginia Portfolios are successors to Common Trust Funds K,S,D and I, respectively, (the "Common Trust Funds") managed by One Valley. A substantial portion of the assets of the appropriate Common Trust Fund was transferred to the respective Portfolio in connection with its commencement of operations. Set forth below is certain performance data for the Portfolios that includes periods during which they were operated as common trust funds. The performance for periods during which the Portfolios existed as Common Trust Funds is deemed relevant because each respective Common Trust Fund was managed in all material respects equivalent to, and using virtually the same investment objective, policies and restrictions as those used by the corresponding Portfolio. The performance data, however, is not necessarily indicative of the future performance of the Portfolios. Further, the predecessor Common Trust Funds were not subject to certain investment limitations and restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance results of the Common Trust Funds.

The predecessor Common Trust Funds did not incur expenses that correspond to the advisory, administrative, and other fees to which the Portfolios are subject. Accordingly, the following performance information has been adjusted by applying the total expense ratio and sales charges for each class of the Portfolios, as disclosed under "Expense Summary" above, which reduced the actual performance of the Portfolios.

23

                         AVERAGE ANNUAL RETURNS FOR THE
                                 PORTFOLIOS AND
                           STANDARD BENCHMARK INDICES
                     FOR THE PERIOD ENDED JANUARY 31, 1998

       PORTFOLIOS/BENCHMARKS           1 YEAR     5 YEARS      10 YEARS
-----------------------------------  ----------  ----------  ------------
Capital Appreciation Portfolio           17.12%      14.70%       15.17%
BENCHMARK--STANDARD & POOR'S 500
 COMPOSITE INDEX                         26.91%      20.31%       17.67%
Emerging Growth Portfolio                 (.30)%      6.66%       16.50%
BENCHMARK--FRANK RUSSELL 2000
 GROWTH INDEX                             8.73%      12.16%       13.12%
Government Securities Portfolio          10.44%       6.47%        8.33%
BENCHMARKS--LEHMAN BROTHERS
 GOVERNMENT/CORPORATE INDEX              11.17%       7.45%        8.93%
LIPPER INTERMEDIATE INVESTMENT--
 GRADE DEBT FUNDS AVERAGE                 9.58%       6.63%        8.43%
West Virginia Portfolio                   9.55%       6.44%        7.42%
BENCHMARKS--LIPPER INTERMEDIATE
 TERM MUNICIPAL DEBT FUNDS AVERAGE        7.83%       6.07%        6.88%
LIPPER GENERAL MUNICIPAL DEBT FUNDS
 AVERAGE                                 10.12%       6.77%        7.94%

------------------------------

(1) The Capital Appreciation Portfolio was converted from Common Trust Fund K on December 30, 1993. The Emerging Growth Portfolio was converted from Common Trust Fund S on December 29, 1993. The Government Portfolio was converted from Common Trust Fund D on December 30, 1993. The West Virginia Portfolio was converted from Common Trust Fund I on December 17, 1993.

The Standard & Poor's 500 Composite Stock Index is a market capitalization weighted Index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The Frank Russell 2000 Growth Index measures the performance of those Russell 2000 (an unmanaged index comprised of 2000 domestically traded common stocks of small capitalization companies) companies with higher than market average price-to-book ratios and higher than market average forecasted growth values. The Lehman Government/Corporate Index is an aggregate of the Lehman Government and Corporate Indices, including U.S. government treasury and agency securities, corporate and yankee bonds. The Lipper Intermediate Investment-Grade Debt Funds Average is an index comprised of mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four ratings categories) with dollar-weighted average maturities of five to ten years. The Lipper Intermediate-Term Municipal Debt Funds Average is an index comprised of mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Lipper General Municipal Debt Funds Average is an index comprised of mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings categories. The comparison of the Portfolios with these indices is meant to provide you with a general sense of how the Portfolios compared to standard benchmarks of the market. The indices are paper calculations and do not reflect any expenses that generally accompany an investment in common trust funds or mutual funds such as sales charges, expenses for fund operation, management fees and portfolio transaction costs.

The past performance of the Portfolios is no guarantee of their future performance.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income, property and other tax treatment of any Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income, property and other taxes.

TAX STATUS OF THE PORTFOLIO

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other series. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income (including, for this purpose, net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

24

TAX STATUS OF DISTRIBUTIONS

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed at least annually and will be taxed to a shareholder as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Portfolio (such designation being dependent upon the holding period of the Portfolio in the underlying asset generating the net capital gain). Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.

Corporate shareholders should note that distributions of the Government, West Virginia and Prime Obligations Portfolios are not expected to qualify for the dividends-received deduction that is generally available to corporate taxpayers. Dividends paid by the Equity Income, Capital Appreciation and Emerging Growth Portfolios to corporate shareholders are expected to qualify for this deduction to the extent these Portfolios' dividends derive from dividends the Portfolios received from domestic corporations. The full amount of these dividends, however, may be subject to the federal alternative minimum tax. Distributions of net capital gain will not qualify for this deduction.

Ordinarily, shareholders will include in income all dividends declared by a Portfolio in the year those dividends are paid. However, dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio any time during the following January.

Interest received on U.S. Treasury obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Treasury obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from U.S. Treasury obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Certain securities each Portfolio may purchase (such as STRIPS, TRs, TIGRs and CATS, defined under "Description of Permitted Investments") are sold with original issue discount and do not generally make periodic cash interest payments. A Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Income that a Portfolio derives from obligations of foreign issuers may be subject to foreign withholding taxes. No Portfolio will be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

A sale, exchange or redemption of any Portfolio's shares is a taxable event to the shareholder.

ADDITIONAL CONSIDERATIONS FOR THE WEST VIRGINIA PORTFOLIO

The West Virginia Portfolio will distribute all of its net investment income (including net short-term capital gain) to its shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets consist of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Portfolio, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have alternative minimum tax and other collateral

25

consequences. See the Statement of Additional Information.

Current Federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the West Virginia Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

WEST VIRGINIA INCOME TAXES

The determination of liability for West Virginia Personal Income Tax (the "West Virginia income tax") begins with a taxpayer's federal adjusted gross income. Unlike the federal income tax, the West Virginia income tax does not allow reduction of a taxpayer's adjusted gross income for itemized deductions. Calculation of a taxpayer's West Virginia taxable income, however, is subject to various modifications which either increase or reduce federal adjusted gross income.

In 1993, the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 93-002 (the "Advisory"). The Advisory addresses the modifications which affect the determination of West Virginia income tax liability for interest or dividend income received by a shareholder from a "regulated investment company," such as the Portfolio intends to be. The Department has declared that the Advisory is of precedential value to taxpayers.

As long as the Portfolio qualifies as a "regulated investment company" under the Code, a modification reducing adjusted gross income is allowed for that portion of the interest or dividends received by shareholders which represents interest or dividends of the Portfolio on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia income tax by federal or West Virginia law. No such reduction is allowed for any portion of interest income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any exemption provided under federal law, such as that accorded "exempt-interest dividends"; and such portion must be added back as a modification increasing adjusted gross income.

The Advisory also addresses the taxability of interest on federal obligations under the West Virginia income tax. Again, as long as the Portfolio qualifies as a "regulated investment company," a modification reducing adjusted gross income is allowed for interest or dividends received by shareholders from the Portfolio which it derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities thereof. The Advisory contains a nonexclusive list showing the taxability for West Virginia income tax purposes of income derived from various obligations or securities of the United States and its authorities, commissions or instrumentalities.

The Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the Portfolio to purchase or hold shares of the Portfolio must be added back to adjusted gross income as an increasing modification to the extent such interest was deductible in determining the taxpayer's federal adjusted gross income.

In the event the Portfolio fails to qualify as a "regulated investment company" under federal income tax law, the modifications reducing West Virginia income tax liability set forth in the Advisory may be unavailable or substantially limited, even though a shareholder would be entitled to such modifications if the shareholder directly owned the obligations and securities held by the Portfolio.

The sale, exchange or redemption of Portfolio shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's federal adjusted gross income.

26

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

Each Portfolio pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Please refer to "Financial Highlights" in this Prospectus for more information regarding the Portfolios' expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

As of May 8, 1998, Kaw & Company owned a controlling interest in Class A Shares of the Capital Appreciation Portfolio, Emerging Growth Portfolio, West Virginia Portfolio, Equity Income Portfolio, Prime Obligations Portfolio and Government Portfolio as defined by the Investment Company Act of 1940, as amended.

As of May 8, 1998, One Valley Bank owned a controlling interest in Class B Shares of the Prime Obligations Portfolio as defined by the Investment Company Act of 1940, as amended.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The OVB Family of Funds, c/o The Arbor Trust,
P.O. Box 419947, Kansas City, MO 64141-6947.

DIVIDENDS

The net investment income (not including capital gain) of each Fixed Income Portfolio is declared daily and paid monthly. The net investment income (not including capital gain) of each Equity Portfolio is declared quarterly and paid quarterly. The net investment income (not including capital gain) of the Money Market Portfolio is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Shareholders of record on the date each dividend is declared will be entitled to receive the dividend. Currently, capital gains of each Portfolio, if any, will be distributed at least annually. Shares of the Equity and Fixed Income Portfolios are eligible to begin earning dividends that are declared on the Business Day after the purchase order is effective and continue to be eligible for dividends through and including the day the redemption order is effective.

Dividends and distributions of the Portfolios are paid on a per share basis. The value of each share will

27

be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or distribution of capital gain, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

You will automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless you have elected to take such payment in cash. You may change your election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.

The amount of dividends payable on Class A shares will be more than those payable on Class B shares because of the distribution fees paid by Class B shares.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP serve as counsel to the Trust. Price Waterhouse LLP serve as the independent accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the "Custodian"), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of permitted investments for one or more of the
Portfolios:

AMERICAN DEPOSITARY RECEIPTS ("ADRs")-- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as passthrough certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

28

CERTIFICATE OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES--Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussions of these various instruments, and see "Investment Policies and Information" and "General Investment Policies and Risk Factors" for more information about any investment policies and limitations applicable to their use.

FUTURES AND OPTIONS ON FUTURES--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.

GUARANTEED INVESTMENT CONTRACTS ("GICs")--GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund

29

of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES--Illiquid securities are securities that a Portfolio cannot dispose of within 7 days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with maturities over seven days in length.

INVESTMENT COMPANIES, INCLUDING DIAMONDS AND SPDRS--Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which a portfolio can invest in the securities markets of those countries. A Portfolio does not intend to invest in other investment companies unless, in the judgment of its advisers, the potential benefits of such investments exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities.

Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities, and are subject to limitations under the 1940 Act. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. A Portfolio may also incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

A Portfolio may purchase Dow Jones Industrial Average Model New Depositary Shares ("Diamonds") and Standard & Poor's Depositary Receipts ("SPDRs"). Diamonds and SPDRs are securities that represent ownership in long-term unit investment trusts ("UITs") that hold a portfolio of common stocks designed to track the performance of the Dow Jones Industrial Average and Standard & Poor's 500 Composite Stock Price Index, respectively. The Portfolios' investments in Diamonds and SPDRs are subject to limitations on investment in other investment companies.

The prices of Diamonds and SPDRs are derived and based upon the securities held by the particular UIT. Accordingly, the level of risk involved in the purchase or sale of an SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Diamonds and SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying Diamonds and SPDRs purchased or sold by a Portfolio could result in losses. Trading in Diamonds and SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These securities that are issued or guaranteed by a U.S. Government agency represent an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA,

30

Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"): CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

31

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consists of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction"--the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

32

Options purchased by a Portfolio will be listed on a national securities exchange. In order to close out an option position, the Portfolio may enter into a "closing purchase transaction," which involves the purchase of an option on the same security at the same exercise price and expiration date. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of liquid assets in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing liquid assets with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RISK FACTORS--Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at 34 their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as

33

collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended, or an exemption from registration.

SECURITIES LENDING--In order to generate additional income, a Portfolio may lend the securities in which it owns, pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

SHORT SALES--Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the

34

securities and must pay any dividends or interest payable on securities until they are replaced.

A Portfolio may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

A Portfolio may also maintain short positions in forward currency exchange transactions, which involve the Portfolio's agreement to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS--Time deposits are non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly or by some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not actually reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS--Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will

35

maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES--STRIPS and Receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes."

36

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary...................................................................     2
Expense Summary...........................................................     4
Financial Highlights......................................................     6
The Portfolios and the Trust..............................................     8
Investment Objectives.....................................................     8
Investment Policies and Information.......................................     8
General Investment Policies and Risk Factors..............................    12
Investment Limitations and Fundamental Policies...........................    14
The Adviser...............................................................    15
The Sub-Adviser...........................................................    16
The Administrator.........................................................    16
The Transfer Agent........................................................    17
The Distributor...........................................................    17
How to Purchase Shares....................................................    17
How to Exchange Shares....................................................    19
How to Redeem Shares......................................................    19
Performance...............................................................    21
Taxes.....................................................................    23
General Information.......................................................    26
Description of Permitted Investments......................................    27

                              OVB FAMILY OF FUNDS

Trust:                                                                       THE ARBOR FUND

Portfolios:                                                     OVB EQUITY INCOME PORTFOLIO
                                                         OVB CAPITAL APPRECIATION PORTFOLIO
                                                              OVB EMERGING GROWTH PORTFOLIO
                                                        OVB GOVERNMENT SECURITIES PORTFOLIO
                                                        OVB WEST VIRGINIA TAX-EXEMPT INCOME
                                                                                  PORTFOLIO
                                                            OVB PRIME OBLIGATIONS PORTFOLIO

Investment Adviser:                                   ONE VALLEY BANK, NATIONAL ASSOCIATION

                      STATEMENT OF ADDITIONAL INFORMATION

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus; it provides information about the activities and operations of the OVB Family of Funds (the "Funds"), a group of mutual funds consisting of separate series of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Funds' Prospectus dated May 31, 1998. A Prospectus may be obtained by calling 1-800-545-6331.

                               TABLE OF CONTENTS

THE FUNDS AND THE TRUST...................................................   S-2
DESCRIPTION OF PERMITTED INVESTMENTS......................................   S-2
INVESTMENT LIMITATIONS....................................................  S-13
THE ADVISER...............................................................  S-15
THE SUB-ADVISER...........................................................  S-15
THE ADMINISTRATOR.........................................................  S-16
THE DISTRIBUTOR...........................................................  S-16
TRUSTEES AND OFFICERS OF THE TRUST........................................  S-17
COMPUTATION OF YIELD......................................................  S-19
CALCULATION OF TOTAL RETURN...............................................  S-21
PURCHASE AND REDEMPTION OF SHARES.........................................  S-22
DETERMINATION OF NET ASSET VALUE..........................................  S-22
TAXES.....................................................................  S-23
PORTFOLIO TRANSACTIONS....................................................  S-27
TRADING PRACTICES AND BROKERAGE...........................................  S-27
DESCRIPTION OF SHARES.....................................................  S-30
SHAREHOLDER LIABILITY.....................................................  S-30
LIMITATION OF TRUSTEES' LIABILITY.........................................  S-30
5% SHAREHOLDERS...........................................................  S-30
COUNSEL...................................................................  S-31
EXPERTS...................................................................  S-31
FINANCIAL STATEMENTS......................................................  S-31
DESCRIPTION OF RATINGS...................................................... A-1

May 31, 1998

OVB-F-003-06

THE FUNDS AND THE TRUST

This Statement of Additional Information relates to the OVB Family of Funds (the "Funds"), a group of mutual funds. The Funds consist of: the OVB Equity Income Portfolio, the OVB Capital Appreciation Portfolio, the OVB Emerging Growth Portfolio, the OVB Government Securities Portfolio, the OVB West Virginia Tax-Exempt Income Portfolio and the OVB Prime Obligations Portfolio (each, a "Portfolio"). For ease of reference, the letters "OVB" have been omitted from the Portfolios' names throughout this Statement of Additional Information. Each Portfolio is a separate series of The Arbor Fund (the "Trust"). The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. Each series is a separate mutual fund. Except for differences between the Class A and Class B shares of the Portfolios pertaining to dividends, voting rights and distribution plans, each share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Portfolio should be made without first reading the Prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES

The Equity Income and Fixed Income Portfolios may invest in non-mortgage asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These securities, like mortgage-backed securities, represent ownership of a pool of obligations. The payment of principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, these issues typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, due to the manner in which the issuing organizations may perfect their interests in their respective obligations, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect a security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, the possibility exists that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset but is generally less than the prepayment risk associated with mortgage-backed securities.

The development of non-mortgage asset-backed securities is at an earlier stage than that of mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for non-mortgage asset-backed securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Adviser intends to limit purchases of non-mortgage asset-backed securities to securities that are readily marketable at the time of purchase.

BANK OBLIGATIONS

The Portfolios are not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Portfolios by such banks or by their customers will not be a consideration in determining which bank obligations the Portfolios will purchase. The Portfolios will not purchase obligations of the Adviser.

FOREIGN SECURITIES

The Equity Income, Capital Appreciation, Emerging Growth and Money Market Portfolios may invest in certain U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments for the Money Market Portfolio may consist of obligations of foreign branches of U.S. banks and U.S. and London branches of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in foreign commercial paper and other short-term corporate obligations, foreign securities and Europaper.

Foreign securities may subject a Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. In addition to the risks described in the prospectus, such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES

All Portfolios may invest in securities issued by GNMA, a wholly-owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

INVESTMENT COMPANY SHARES

Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in a layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, a Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations."

DIAMONDS AND SPDRS

Diamonds and SPDRs are interests in unit investment trust ("UITs") that may be obtained from the UITs or purchased in the secondary market. Diamonds and SPDRs are listed on the American Stock Exchange.

The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Dow Jones Industrial Average (the "DJIA") or Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), as appropriate, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
(c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the DJIA or S&P Index, as appropriate, and the net asset value of a Portfolio Deposit.

Diamonds and SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of Diamonds and SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Diamonds and SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying Diamonds and SPDRs purchased or sold by the Fund could result in losses. Trading in Diamonds and SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

MORTGAGE-BACKED SECURITIES

The Equity Income and Government Portfolios may, in addition to investing in GNMA securities, invest in other mortgage-backed securities, principally collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single-family detached properties).

Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves generally are not guaranteed.

REMICs, which were authorized under the Internal Revenue Code of 1986, as amended (the "Code"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are a form of CMO, and issue multiple classes of securities.

MUNICIPAL SECURITIES

MUNICIPAL SECURITIES--The two principal classifications of Municipal Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. The West Virginia Portfolio may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Under certain circumstances, the West Virginia Portfolio may invest in Municipal Securities, such as certain private activity or industrial revenue bonds, the interest on which is not tax-exempt for federal income tax purposes but which otherwise meet the Portfolio's investment criteria.

SPECIAL FACTORS RELATING TO WEST VIRGINIA MUNICIPAL SECURITIES--Because the West Virginia Portfolio invests primarily in West Virginia Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of West Virginia Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in West Virginia Municipal Securities including the risks of the West Virginia economy.

Coal mining and related industries remain important parts of the West Virginia economy, but increasing governmental regulation affecting production and usage of coal and reduction in demand for certain types of coals have had an adverse impact on the industry. State and local governments have made and continue to make efforts to encourage diversification of the state's industries and to attract new industries to locate in the state. While these efforts have had some success, such as the tourism industry and the location of a new Toyota plant in the state, not all parts of the state have shared in these results. West Virginia continues to have unemployment problems.

As a result of increased taxes since 1989, the State's current financial position is relatively stable, and there have been State budget surpluses in recent years. However, with little or no population growth, high unemployment, declining school enrollments and an aging population, among other factors, the State, local governments and school boards continue to struggle to find sufficient revenues to fund operations and support public education.

MUNICIPAL LEASES--The West Virginia Portfolio may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

PUT TRANSACTIONS (STANDBY COMMITMENTS)--The West Virginia Portfolio reserves the right to engage in put transactions. The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Portfolio can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put" or "standby commitment." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity so as to permit the Portfolio to meet redemptions and remain as fully invested as possible in Municipal Securities. The Portfolio's ability to put the securities depends on the writer's ability to pay for the securities at the time the Portfolio exercises the put. The Portfolio will engage in put transactions only with institutions that the Adviser believes present minimal credit risks, and the Adviser will use its best efforts to determine initially and continue to monitor the financial strength of the sellers of the options in accordance with credit guidelines adopted by the Trust's Board of Trustees. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 0.5% of the Portfolio's total assets calculated immediately after any such put is acquired.

The Portfolio will consider the maturity of a security subject to a put to be the first date on which the Portfolio has the right to demand payment from the writer, even though the final maturity of the security will ordinarily be later than such date.

OPTIONS AND FUTURES

OPTIONS ON SECURITIES AND INDICES--The Equity and Government Portfolios may trade put and call options on permitted investments and related indices to a limited extent. Among the strategies the Adviser may use for these Portfolios are: buying protective puts on securities owned by the Portfolio, buying fiduciary calls on securities the Portfolio is attempting to buy, and writing covered calls on securities the Portfolio owns. These Portfolios may also buy puts and calls, and write covered calls, on securities indices.

These Portfolios may buy protective put options. A Portfolio may benefit from buying the protective put if the price of the security already held by the Portfolio falls during the option period, because the Portfolio may exercise the put and receive the higher exercise price for its security. However, if the security rises in value, the Portfolio will have paid a premium for the put which will expire unexercised.

Each of these Portfolios may buy fiduciary call options on securities that the Portfolio is trying to buy. The Portfolio may benefit from buying the fiduciary call if the price of the underlying security rises during the option period, because the Portfolio may exercise the call and buy the security for the lower exercise price. If, however, the security falls in value, the Portfolio will have paid a premium for the call which will expire worthless, but will be able to buy the security at a lower price.

These Portfolios may write covered call options. The advantage to a Portfolio of writing covered call options is that the Portfolio receives additional income in the form of the premium. However, if the optioned security rises in value, the Portfolio may not fully participate in that market appreciation. To "cover" a call option it writes on a securities index (or indices), the Portfolio must hold securities whose price changes are expected by the Adviser to replicate the price changes of that index or indices.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/ dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing transaction. A closing transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

RISKS OF TRANSACTIONS IN OPTIONS ON SECURITIES AND INDICES--The successful use of a Portfolio's options strategies depends on, among other things, the Adviser's ability to forecast interest rate and market movements correctly.

When it purchases an option, a Portfolio runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security or index does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Portfolio will lose part or all of its investment in the option. This risk differs from the risk involved with an investment by the Portfolio in the underlying securities, since the Portfolio may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, the Portfolio incurs the risk in writing covered calls on indices that changes in the prices of the securities being used to "cover" will not duplicate precisely the movements of the indices.

The effective use of options also depends on a Portfolio's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Portfolio will take an option position only if the Adviser believes a liquid secondary market exists for the option, there is no assurance that such a market does or will continue to exist. If a secondary trading market in options were to become unavailable, a Portfolio could no longer engage in closing transactions; even when a liquid secondary market does generally exist, there can be no assurance that the Portfolio will be able to effect a closing transaction on a given option at any particular time or at an acceptable price. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Portfolio's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options (or underlying indices on which options are based) purchased or sold by a Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its position until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Portfolio has expired, the Portfolio could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

SECURITIES FUTURES CONTRACTS--The Government Portfolio may enter into futures contracts on securities. Futures contracts are traded in the United States only on commodities exchanges or boards of trade, known as "contract markets," approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Portfolio. Closing out a futures contract sale (purchase) is effected by purchasing (selling) a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain; if the offsetting purchase price exceeds the initial sale price, the seller realizes a loss. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain; if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

When the Portfolio purchases or sells a futures contract, it does not pay or receive the purchase price; instead, the Portfolio is required to deposit an "initial margin" in the form of cash and/or U.S. Government securities with its custodian in a segregated account in the name of the futures broker. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Portfolio to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs, and closing transactions involve additional commission costs.

Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Final determinations of variation margin are made when the Portfolio enters into a closing transaction.

OPTIONS ON SECURITIES FUTURES CONTRACTS--The Government Portfolio may enter into written options on securities futures contracts. The Portfolio may purchase and write call and put options on the futures contracts it may buy or sell, and may enter into closing transactions with respect to such options to terminate existing positions. The Portfolio may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See the section titled "Options on Securities and Indices" above.

The Portfolio holding or writing an option on futures may terminate its position by selling or purchasing an offsetting option. There can be no guarantee that such closing transactions will be available.

The Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND FUTURES OPTIONS--Successful use of securities futures contracts by the Government Portfolio is subject to the Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

The purchase of options on futures contracts involves less risk to the Portfolio than does the purchase or sale of futures contracts, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the purchase or sale of the futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks, described above under "Options on Securities," involved in the writing of options on securities.

There can be no assurance that higher-than-anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing the liquidation of unfavorable positions.

If the Portfolio was unable to liquidate a futures contract or option thereon due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

To reduce or eliminate a hedge position it holds, the Portfolio may seek to close out that position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. There can be no assurance that such a market does or will continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

COVER FOR OPTIONS AND FUTURES CONTRACT POSITIONS--Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Government Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. To "cover" a call option it writes on a securities index (or indices), the Capital Appreciation, Emerging Growth or Government Portfolio must hold securities whose price changes are expected by the Adviser to replicate the price changes of that index or indices. These Portfolios will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside liquid assets in a segregated account with the Custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. The repurchase agreement will have an agreed-upon price (including principal and interest) and an agreed-upon repurchase date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement; the Adviser or the Sub-Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by a Portfolio, the Portfolio must take actual or constructive possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES

The Money Market Portfolio may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities other than
Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

A Portfolio will normally pay lending fees to broker/dealers in connection with securities loans, and related expenses from the interest earned on invested collateral. Investments made with this collateral are considered to be assets of the Portfolio and must comply with the Portfolio's investment limitations. Any securities loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser as a broker in these transactions.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS")

Each Portfolio may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser or the Sub-Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser or the Sub-Adviser will purchase for the Money Market Portfolio only those STRIPS that have a remaining maturity of 397 days or less; therefore, the Money Market Portfolio currently may purchase only interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Portfolio's assets that may be comprised of STRIPS, the Adviser or the Sub-Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Portfolio.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENTAL ISSUERS

In addition, the Money Market Portfolio may, when deemed appropriate by the Adviser or the Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

VARIABLE AND FLOATING RATE OBLIGATIONS

All Portfolios investing in debt obligations may invest in variable rate obligations and floating rate obligations (together, "adjustable interest rate obligations"). Adjustable interest rate obligations issued by or on behalf of states (including the District of Columbia), territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions constitute a form of Municipal Security. A VARIABLE RATE OBLIGATION is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value; the degree to which a variable rate obligation's market value approximates its par value will depend on the frequency of the readjustment of the obligation's interest rate and the length of time that must elapse before the next readjustment. A FLOATING RATE OBLIGATION is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Portfolio, the Portfolio may seek to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations, and the Portfolio could, as a result or for other reasons, suffer a loss to the extent of the default. In addition, a variable or floating rate demand obligation with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. Variable or floating rate obligations may be secured by bank letters of credit.

For the Money Market Portfolio only, variable and floating rate obligations will be deemed to have maturities as follows:

1. A variable rate obligation, the principal amount must unconditionally be paid in 397 days or less, will be deemed by the Portfolio to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate on the period remaining until the principal can be recovered through demand.

2. A variable rate obligation that is subject to a demand feature will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

3. A floating rate obligation whose principal amount must unconditionally be paid in 397 days or less, will be deemed by the Portfolio to have a maturity equal to one day.

4. A floating rate obligation that is subject to a demand feature will be deemed by the Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, an obligation is "subject to a demand feature" where the Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than thirty days' notice or at specified intervals not exceeding thirteen months and upon no more than thirty days' notice.

The Government Portfolio, West Virginia Portfolio and Money Market Portfolio may invest in variable amount master demand notes, which may or may not be backed by bank letters of credit. These variable rate obligations permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

INVESTMENT LIMITATIONS

Each Portfolio is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Portfolio. A "majority of the outstanding shares" of the Trust or a particular Portfolio means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or such Portfolio present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Trust or such Portfolio are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Portfolio. The following investment limitations are in addition to those set forth in the Funds' Prospectus.

Pursuant to these investment restrictions, no Portfolio will:

1.  Invest in companies for the purpose of exercising control.

2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (2) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

4. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except that the Fixed Income Portfolios may invest in futures contracts and options on futures contracts as disclosed in their Prospectus and this Statement of Additional Information). However, subject to its permitted investments, any Portfolio may invest in companies that invest in real estate, commodities or commodities contracts.

5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box."

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Portfolio security.

7. Purchase securities of other investment companies except as permitted by the 1940 Act, and the rules and regulations thereunder.

8. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

None of the Equity Income, Capital Appreciation, Emerging Growth, Government, or West Virginia Portfolios may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Portfolio's net assets, and the Money Market Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets.

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Portfolio may invest its assets in securities of any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Trust and One Valley Bank, National Association ("One Valley," or the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Portfolio (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any jurisdiction in which shares of the Portfolios are qualified for offer and sale, the Adviser will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Portfolios paid the following advisory fees:

                                                                            FEES PAID (000)                 FEE WAIVERS (000)
                                                                    -------------------------------  -------------------------------
PORTFOLIO                                                             1996       1997       1998       1996       1997       1998
------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
Equity Income Portfolio...........................................      *      $     112  $     346      *      $       8  $      18
Capital Appreciation Portfolio....................................  $     632  $     723  $     806  $     231  $     270  $     295
Emerging Growth Portfolio.........................................  $     367  $     439  $     370  $      79  $      96  $      59
Government Portfolio..............................................  $     277  $     243  $     283  $     165  $     183  $     119
West Virginia Portfolio...........................................  $     139  $     200  $     378  $      27  $      47  $      43
Money Market Portfolio............................................  $      92  $      82  $      80  $     138  $     158  $     142

------------------------

*   Not in operation during such period.

THE SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management") serves as investment sub-adviser to the OVB Prime Obligations Portfolio pursuant to a sub-advisory agreement by and among Wellington Management, One Valley and the Trust (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, Wellington Management is entitled to receive .075% of the first $500 million of "managed assets" and .02% of "managed assets" over $500 million. "Managed assets" are all of the money market fund assets that WMC manages for the Trust including assets of funds other than the Prime Obligations Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets". For the fiscal year ended January 31, 1998 the Portfolio paid WMC an advisory fee, as a percentage of average daily net assets, of .075%.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Portfolio paid the Sub-Adviser the following sub-advisory fees:

                                                                            FEES PAID (000)                 FEE WAIVERS (000)
                                                                    -------------------------------  -------------------------------
PORTFOLIO                                                             1996       1997       1998       1996       1997       1998
------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
Money Market Portfolio............................................  $      69  $      72  $      66  $       0  $       0  $       0

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as administrator to the Trust pursuant to an Administration Agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain in effect for five years and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Portfolios paid the following administrative fees:

                                                                            FEES PAID (000)                 FEE WAIVERS (000)
                                                                    -------------------------------  -------------------------------
PORTFOLIO                                                             1996       1997       1998       1996       1997       1998
------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
Equity Income Portfolio...........................................      *      $      33  $     119      *      $       0  $       0
Capital Appreciation Portfolio....................................  $     181  $     209  $     232  $       0  $       0  $       0
Emerging Growth Portfolio.........................................  $     100  $     113  $      90  $       0  $       0  $       0
Government Portfolio..............................................  $     118  $     114  $     107  $       0  $       0  $       0
West Virginia Portfolio...........................................  $      74  $     110  $     187  $      26  $       0  $       0
Money Market Portfolio............................................  $     184  $     192  $     177  $       0  $       0  $       0

------------------------

*   Not in operation during such period.

THE DISTRIBUTOR

SEI Investments Distribution Co. serves as distributor to the Trust pursuant to a distribution agreement (the "Distribution Agreement") which applies to both Class A and Class B shares of the Portfolios. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor.

The Trust has adopted a distribution plan for the Class B shares of each Portfolio (the "Class B Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or SEI Financial Services, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Class B Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Class B Plan may be terminated with respect to any Portfolio by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Portfolio. The Class B Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Portfolio requires the approval of that Portfolio's shareholders.

The Class B Distribution Plan provides that the Class B shares of each Portfolio will pay the Distributor a fee of .25% of its average daily net assets which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B Shareholders or their customers who beneficially own Class B Shares.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Class B Portfolios paid the Distributor the following distribution fees:

                                                                                        DISTRIBUTION FEES PAID
                                                                                    -------------------------------
PORTFOLIO                                                                             1996       1997       1998
----------------------------------------------------------------------------------  ---------  ---------  ---------
Equity Income Portfolio...........................................................      *      $   1,020  $   6,995
Capital Appreciation Portfolio....................................................  $   2,530  $   8,170  $  12,894
Emerging Growth Portfolio.........................................................  $   3,638  $   8,232  $   7,966
Government Portfolio..............................................................  $   1,181  $   4,017  $   3,838
West Virginia Portfolio...........................................................  $   7,842  $  12,693  $  17,212
Money Market Portfolio............................................................  $   5,967  $  17,317  $  16,933

------------------------

*   Not in operation during such period.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of

SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)--Trustee**--Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis
Funds-Registered Trademark- and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)--Trustee**--Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark- and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29)--Trustee**--Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis
Funds-Registered Trademark- and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator and Distributor since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant
Secretary--General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

MARK E. NAGLE (DOB 10/20/59)--President, Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Administrator since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

JOSEPH M. O'DONNELL (DOB 11/13/54)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

------------------------

 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended January 31, 1998, the Trust paid the unaffiliated Trustees aggregate fees of approximately $61,147.

                                                                                               TOTAL COMPENSATION
                                                                     PENSION OR                 FROM REGISTRANT
                                                                     RETIREMENT    ESTIMATED    AND FUND COMPLEX
                                                      AGGREGATE       BENEFITS       ANNUAL     PAID TO TRUSTEES
                                                    COMPENSATION      ACCRUED       BENEFITS     FOR THE FISCAL
                                                        FROM         AS PART OF       UPON     YEAR ENDED JANUARY
NAME OF PERSON, POSITION                             REGISTRANT    FUND EXPENSES   RETIREMENT     31, 1998(1)
--------------------------------------------------  -------------  --------------  ----------  ------------------
John T. Cooney, Trustee...........................       $12,229        N/A           N/A          $   12,229
Frank E. Morris, Trustee..........................       $12,229        N/A           N/A      $        12,229
Robert A. Patterson, Trustee......................       $12,229        N/A           N/A      $        12,229
Gene Peters, Trustee..............................       $12,229        N/A           N/A      $        12,229
James M. Storey, Trustee..........................       $12,229        N/A           N/A      $        12,229
William M. Doran, Trustee*........................  $          0        N/A           N/A      $             0
Robert A. Nesher, Trustee*........................  $          0        N/A           N/A      $             0

------------------------

(1) Total Compensation for service on one board.

 * A Trustee who is an "interested person" as defined in the 1940 Act.

COMPUTATION OF YIELD

PRIME OBLIGATIONS PORTFOLIO--From time to time the Prime Obligations Portfolio may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested.

The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Prime Obligations Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the some period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

                                                         (365/7)
               Effective Yield = [(Base Period Return + 1) ] - 1.

The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Prime Obligations Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

Yields are one basis upon which investors may compare the Prime Obligations Portfolio with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the seven-day period ended January 31, 1998, the Prime Obligations Portfolio had a current yield of 5.34% and an effective yield of 5.48% for Class A and a current yield of 5.09% and an effective yield of 5.22% for Class B.

EQUITY INCOME, CAPITAL APPRECIATION, EMERGING GROWTH, GOVERNMENT AND WEST VIRGINIA PORTFOLIOS--These Portfolios may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                                                 (6)
                        Yield = 2([(a-b)/(cd) + 1] - 1)

where   a    =   dividends and interest earned during the
                 period
        b    =   expenses accrued for the period (net of
                 reimbursement)
        c    =   the current daily number of shares
                 outstanding during the period that were
                 entitled to receive dividends
        d    =   the maximum offering price per share on
                 the last day of the period.

For the 30-day period ended January 31, 1998, the Class A Portfolios' yields were 2.08% for the Equity Income Portfolio, 0.20% for the Capital Appreciation Portfolio, 5.29% for the Government Portfolio and 4.47% for the West Virginia Portfolio.

For the same 30-day period, the Class B Portfolios' yields were 1.84% for the Equity Income Portfolio, 0.05% for the Capital Appreciation Portfolio, 5.04% for the Government Portfolio and 4.21% for the West Virginia Portfolio.

The West Virginia Portfolio may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is not tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 1998, the West Virginia Portfolio's tax-equivalent yield was 8.29% for Class A and 7.81% for Class B assuming a combined West Virginia and federal income tax rate of 36.9%.

CALCULATION OF TOTAL RETURN

From time to time, the Equity Income, Capital Appreciation, Emerging Growth, Government and West Virginia Portfolios may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                                         (n)
                                P (1 + T) = ERV

where   P    =   a hypothetical initial payment of $1,000
        T    =   average annual total return
        n    =   number of years
       ERV   =   ending redeemable value of a
                 hypothetical $1,000 payment made at the
                 beginning of the designated time period
                 as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 1998 and for the one, five and ten year periods ended January 31, 1998 were as follows:

                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                   -----------------------------------      SINCE
PORTFOLIO                                          CLASS            ONE YEAR    FIVE YEAR   TEN YEAR      INCEPTION
----------------------------------------  -----------------------  -----------  ---------  -----------  --------------
Equity Income Portfolio.................  Class A                       18.44%     N/A         N/A             22.13%
                                          Class B (with 12b-1)          18.07      N/A         N/A             21.87
Capital Appreciation Portfolio..........  Class A                       17.12      N/A         N/A             17.23
                                          Class B (with 12b-1)          16.76      N/A         N/A             16.37
Emerging Growth Portfolio...............  Class A                        (.30)     N/A         N/A              5.41
                                          Class B (with 12b-1)           (.56)     N/A         N/A              5.50
Government Portfolio....................  Class A                       10.44      N/A         N/A              6.24
                                          Class B (with 12b-1)          10.16      N/A         N/A              6.03
West Virginia Portfolio.................  Class A                        9.55      N/A         N/A              5.97
                                          Class B (with 12b-1)           9.28      N/A         N/A              5.54

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Funds are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

MONEY MARKET PORTFOLIO--The net asset value per share of the Money Market Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 0.5%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

EQUITY INCOME, CAPITAL APPRECIATION, EMERGING GROWTH, GOVERNMENT AND WEST VIRGINIA PORTFOLIOS--The securities of these Portfolios are valued by the Administrator pursuant to valuations provided by independent pricing services. The pricing services rely primarily on prices of actual market transactions as well as trader quotations. However, a service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The information set forth in the Prospectus and the following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. No attempt has been made to present a detailed explanation of the income tax treatment of any Portfolio or its shareholders. Shareholders and potential purchasers of shares are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ALL PORTFOLIOS

The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Shareholders will be advised annually as to certain federal income tax consequences of distributions made during the year.

It is the policy of each of the Trust's Portfolios to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Trust's Portfolios expects to eliminate or reduce to a nominal amount the federal income taxes to which such Portfolio may be subject.

In order to qualify as a regulated investment company each Portfolio must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies; or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Portfolio's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Portfolios may engage in short-term trading and in certain hedging transactions and may limit the range of the Portfolio's investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to shareholders, provided the Portfolio distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus net short-term capital gain) and (b) 90% of its net interest exempt income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporated tax rates without any deduction for distributions to its shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividend received deduction for corporate shareholders.

A Portfolio will be subject to a nondeductible 4% federal excise tax to the extent that it fails to distribute in a calendar year at least the sum of 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital losses) for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year).

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the prior year for tax purposes.

In certain cases, a Portfolio will be required to withhold and remit to the U.S. Treasury, 31% of any taxable dividends, capital gain distributions and redemption proceeds (other than from redemption of shares of the Money Market Portfolio) paid to an individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Portfolio that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

A Portfolio's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Portfolio's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Portfolio.

Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term capital gain or loss if the Share has been held for more than eighteen months, mid-term capital gain or loss if the Share has been held for more than twelve, but not more than eighteen months, and otherwise will be short-term capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio which have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

ADDITIONAL INFORMATION FOR ALL PORTFOLIOS CONCERNING STATE TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a regulated investment company for federal income tax purposes. Distributions by the Portfolios to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Portfolios, which may differ from the federal income tax consequences. For example, under certain specified circumstances, state income tax laws MAY exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING WHETHER, AND UNDER WHAT CONDITIONS SUCH EXEMPTION IS AVAILABLE.

ADDITIONAL TAX INFORMATION CONCERNING THE WEST VIRGINIA PORTFOLIO

As indicated in the Prospectus, the West Virginia Portfolio is designed to provide shareholders with interest income exempt from federal income tax and is not intended to constitute a balanced investment program. Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the West Virginia Portfolio in determining the taxability of their benefits. In addition, the West Virginia Portfolio may not be an appropriate investment for shareholders that are "substantial users" or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. All shareholders should consult their tax advisors to determine the potential effect of investing in the West Virginia Portfolio, if any, on their liability for federal, state, and local taxes.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's total assets consists of securities the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. The policy of the West Virginia Portfolio is to pay each year as dividends substantially all of its interest income, net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the West Virginia Portfolio, and designated by the Portfolio as an exempt-interest dividend in a written notice mailed to shareholders within 60 days after the close of such Portfolio's taxable year. However, aggregate exempt-interest dividends for the taxable year may not exceed the net interest from Municipal Securities and other securities exempt from the regular federal income tax received by the Portfolio during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the West Virginia Portfolio during such year, regardless of the period for which the shares were held.

Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends.

Issuers of bonds purchased by the West Virginia Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Any net realized capital gains of the Portfolio from the sale of assets held for more than one year will be distributed at least annually. The Portfolio will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Portfolio (such designation being dependent upon the holding period of the Portfolio in the underlying asset generating the net capital gain). Such distributions will be designated as a capital gains dividend in a written notice mailed to shareholders after the close of the Portfolio's taxable year. If a shareholder disposes of shares in the Portfolio at a loss before having held those shares for more than six months, such loss will be treated as a capital loss from the sale of assets held for more than one year to the extent the shareholder has received a long-term capital gain distribution on the shares.

Although the West Virginia Portfolio does not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, "investment company taxable income" comprises taxable net investment income and net short-term capital gains. The West Virginia Portfolio would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Portfolio.

As indicated in the Prospectus, the West Virginia Portfolio may acquire puts with respect to Municipal Securities held in its portfolio. See "Additional Description Of Permitted Investments -- Puts on Municipal Securities" in this Statement of Additional Information. The policy of the Portfolio is to limit acquisitions of puts to those under which an acquiring Portfolio will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Portfolio. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that this Portfolio could acquire under the 1940 Act. Therefore, although the West Virginia Portfolio will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion. If the West Virginia Portfolio were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

Although the West Virginia Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the West Virginia Portfolio and its shareholders under such laws may differ from its treatment under federal income tax laws.

If for any taxable year the West Virginia Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Moreover, upon distribution to shareholders, the Portfolio's income, including Municipal Securities interest income, will be taxable to shareholders to the extent of the Portfolio's current and/or accumulated earnings and profits. For information regarding the risks of investing in West Virginia Securities, see the Prospectus.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser or Sub-Adviser is responsible for placing the orders to execute transactions for a Portfolio. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser or Sub-Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Adviser or Sub-Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.

The Trust may allocate, out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include: advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Portfolio may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or a registered broker/dealer affiliate of the Adviser for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or affiliate of the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended January 31, 1997 and January 31, 1998, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:

                                                                                                                    % OF
                                                                                                                    TOTAL
                                                                         TOTAL $               % OF TOTAL         BROKERAGE
                                                 TOTAL $                AMOUNT OF               BROKERAGE         TRANSACTIONS
                                                AMOUNT OF               BROKERAGE              COMMISSION         EFFECTED
                                                BROKERAGE              COMMISSIONS               PAID TO           THROUGH
                                               COMMISSIONS               PAID TO               AFFILIATED         AFFILIATED
                                                  PAID                 AFFILIATES                BROKERS           BROKERS
                                          ---------------------   ---------------------   ---------------------   ---------
PORTFOLIO                                   1997        1998        1997        1998        1997        1998        1997
----------------------------------------  ---------   ---------   ---------   ---------   ---------   ---------   ---------
Equity Income Portfolio.................     67,698      95,883      19,910         N/A         29%          0%          8%
Capital Appreciation Portfolio..........    218,593     395,913      51,252      33,061         23%       8.35%         10%
Emerging Growth Portfolio...............     61,021     140,382         N/A         N/A         N/A          0%         N/A
Government Securities Portfolio.........        N/A       1,936         N/A         N/A         N/A          0%         N/A
West Virginia Tax-Exempt Income
  Portfolio.............................        N/A         N/A         N/A         N/A         N/A         N/A         N/A
Prime Obligations Portfolio.............        N/A         N/A         N/A         N/A         N/A         N/A         N/A


                                                        TOTAL
                                                      BROKERAGE
                                                      COMMISSIONS
                                                       PAID TO
                                                       SIDC IN
                                                      CONNECTION
                                                        WITH
                                                      REPURCHASE
                                                      AGREEMENT
                                                      TRANSACTIONS
                                                      ---------
PORTFOLIO                                   1998        1997
----------------------------------------  ---------   ---------
Equity Income Portfolio.................         0%      922.75
Capital Appreciation Portfolio..........     10.47%     1630.67
Emerging Growth Portfolio...............         0%     1131.42
Government Securities Portfolio.........         0%      694.85
West Virginia Tax-Exempt Income
  Portfolio.............................        N/A         N/A
Prime Obligations Portfolio.............        N/A         N/A


                                                             TOTAL $
                                                            AMOUNT OF
                                                            BROKERAGE
                                                           COMMISSIONS
                                                            PAID FOR
                                                            RESEARCH
                                                      ---------------------
PORTFOLIO                                   1998        1997        1998
----------------------------------------  ---------   ---------   ---------
Equity Income Portfolio.................        645      67,698    68,795
Capital Appreciation Portfolio..........      1,958     218,593    198,300
Emerging Growth Portfolio...............        877      61,021    140,382
Government Securities Portfolio.........        766         N/A     1,936
West Virginia Tax-Exempt Income
  Portfolio.............................        N/A         N/A      N/A
Prime Obligations Portfolio.............        N/A         N/A      N/A

------------------------
*    Not in operation during such period.

For the fiscal year ended January 31, 1996, the Portfolios paid the following brokerage commissions with respect to portfolio transactions.

                                                                                                        TOTAL $ AMOUNT OF
                                                                                                      BROKERAGE COMMISSIONS
                                                                                                              PAID
PORTFOLIO                                                                                                     1996
---------------------------------------------------------------------------------------------------  -----------------------
Equity Income Portfolio............................................................................             *
Capital Appreciation Portfolio.....................................................................            279,453
Emerging Growth Portfolio..........................................................................             59,915
Government Securities Portfolio....................................................................              2,000
West Virginia Tax-Exempt Portfolio.................................................................                  0
Prime Obligations Portfolio........................................................................                  0

                                                                                                        TOTAL $ AMOUNT OF

                                                                                                      BROKERAGE COMMISSIONS

                                                                                                       PAID TO AFFILIATES

PORTFOLIO                                                                                                     1996

---------------------------------------------------------------------------------------------------  -----------------------

Equity Income Portfolio............................................................................             *

Capital Appreciation Portfolio.....................................................................             89,877

Emerging Growth Portfolio..........................................................................                  0

Government Securities Portfolio....................................................................                  0

West Virginia Tax-Exempt Portfolio.................................................................                  0

Prime Obligations Portfolio........................................................................                  0


------------------------
*    Not in operation during such period.

"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amount of the Trust's shares. As of January 31, 1998, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:

                                                                                   NAME OF                   TYPE OF SECURITY
PORTFOLIO                                                                       BROKER/DEALER                      HELD
----------------------------------------------------------------------  -----------------------------  ----------------------------
OVB Emerging Growth...................................................               N/A                           N/A
OVB Government Securities.............................................         Lehman Brothers                      --
OVB West-Virginia Tax-Exempt Income...................................               N/A                           N/A
OVB Equity Income.....................................................           J.P. Morgan                   Common Stock
                                                                             A.G. Edwards & Sons               Common Stock
                                                                              American Express                 Common Stock
                                                                               Lehman Brothers             Repurchase Agreement
OVB Capital Appreciation..............................................           Nationsbanc                   Common Stock
                                                                        Merrill Lynch, Pierce, Fenner
                                                                                   & Smith                     Common Stock
                                                                              American Express                 Common Stock
OVB Prime Obligations.................................................          Goldman Sachs                Mortgage Backed
                                                                            Chase Manhattan N.A.          Certificate of Deposit
                                                                                 Swiss Bank               Certificate of Deposit
                                                                               Morgan Guaranty                  Bank Note
                                                                                 J.P. Morgan               Repurchase Agreement

                                                                         DOLLAR AMOUNT
PORTFOLIO                                                                   AT FYE
----------------------------------------------------------------------  ---------------
OVB Emerging Growth...................................................        N/A
OVB Government Securities.............................................        --
OVB West-Virginia Tax-Exempt Income...................................        N/A
OVB Equity Income.....................................................      809,000
                                                                            758,000
                                                                            544,000
                                                                            562,000
OVB Capital Appreciation..............................................     1,896,000

                                                                           1,338,000
                                                                           2,519,000
OVB Prime Obligations.................................................     3,000,000
                                                                           2,500,000
                                                                           1,999,000
                                                                           2,499,000
                                                                            970,000

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Portfolios, and to divide or redivide any unissued shares of the Trust into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the following section. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. In the event of a liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets available for distribution belonging to that Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution. Certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of May 8, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believe that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

OVB CAPITAL APPRECIATION PORTFOLIO--Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 100.00%.

OVB EMERGING GROWTH PORTFOLIO--Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 96.74%.

OVB EMERGING GROWTH PORTFOLIO--Class B: Ed Maier, c/o Susan Singletary, One Valley Bank, P.O. Box 1793, Charleston, WV 25326-1793; James L. Laurita & Beverly A. Laurita, 221 Dug Hill Rd., Morgantown, WV 26505-6361, 5.17%.

OVB GOVERNMENT SECURITIES PORTFOLIO--Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 100.00%.

OVB GOVERNMENT SECURITIES PORTFOLIO--Class B: Donald P. Krisher Jr. & C. Ann Krisher, c/o Susan Singletary, One Valley Bank, P.O. Box 1793, Charleston, WV 25326-1793, 5.45%; Claudia L. & Jack L. Workman, FBO Workman Developments Inc. MPP, c/o Susan Singletary, One Valley Bank, P.O. Box 1793, Charleston, WV 25326-1793, 6.97%; One Valley Bank NA TR, Daily Valuation Retirement Accounts, P.O. Box 1793, Charleston, WV 25326-1793, 5.80%. SEI Trust Company Cust. IRA a/c Valerie D. Fabry, RR 3 Box 59F, Morgantown, WV 26505-9508, 5.21%.

OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO--Class A: Kaw & Co., Attn:
Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 100.00%.

OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO--Class B: Willam A. Rice Jr. & Ellen Crites Rice, c/o One Valley Bank, attn: Teresa Lightner, P.O. Box 1793, Charleston, WV 25326-1793, 6.91%.

OVB EQUITY INCOME PORTFOLIO--Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 100.00%.

OVB EQUITY INCOME PORTFOLIO--Class B: Donaldson Lufkin & Jenrette, Mutual Fund, One Perishing Plaza, Jersey City, NJ 07399-0001, 5.05%.

OVB PRIME OBLIGATIONS PORTFOLIO--Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 100.00%.

OVB PRIME OBLIGATIONS PORTFOLIO--Class B: One Valley Bank, Gain Accounts, Attn:
P. Taylor, P.O. Box 1793, Charleston, WV 25326-1793, 40.04%; TSF Limited Liability Company, DBA Tom Seely Furniture, P.O. Box 70, Berkely Springs, WV 25411-0070, 7.14%; One Valley Bank NA, Daily Valuation Retirement Accounts, P.O. Box 1793, Charleston, WV 25326-1793, 18.23%.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

EXPERTS

The financial statements incorporated by reference into Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the fiscal year ended January 31, 1998, and the Report of Independent Accountants of Price Waterhouse LLP dated March 13, 1998, relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -  Leading market positions in well-established industries.

            -  High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Services, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection form established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, sensitive to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question, whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable. Their merits are not unlike those of the AAA class, but their margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated Duff-1 are judged by Duff to be of the highest credit qualify with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

-------------------------------------------------------------------

   U.S. GOVERNMENT SECURITIES
   MONEY FUND

   PRIME OBLIGATIONS FUND

      PROSPECTUS

      May 31, 1998

        MANAGED BY

       Crestar Asset Management Company

TABLE OF CONTENTS
--------------------------------------------------------------------------------

EXPENSE SUMMARY...........................................................     2
FINANCIAL HIGHLIGHTS......................................................     3
THE FUNDS AND THE TRUST...................................................     4
INVESTMENT OBJECTIVE AND POLICIES.........................................     4
GENERAL INVESTMENT POLICIES...............................................     4
INVESTMENT LIMITATIONS AND FUNDAMENTAL POLICIES...........................     5
THE ADVISER...............................................................     5
THE ADMINISTRATOR AND DISTRIBUTOR.........................................     6
THE TRANSFER AGENT AND CUSTODIAN..........................................     6
HOW TO PURCHASE SHARES....................................................     6
HOW TO REDEEM SHARES......................................................     7
PERFORMANCE...............................................................     8
TAXES.....................................................................     8
GENERAL INFORMATION.......................................................     9
DESCRIPTION OF PERMITTED
INVESTMENTS AND RISK FACTORS..............................................    10

U.S. GOVERNMENT SECURITIES MONEY FUND
PRIME OBLIGATIONS FUND

                      Investment Adviser:

                      CRESTAR ASSET MANAGEMENT COMPANY

The U.S. GOVERNMENT SECURITIES MONEY FUND and the PRIME OBLIGATIONS FUND (the "Funds") are money market funds that offer a convenient means of investing in professionally managed diversified portfolios of short-term, high quality securities to qualified individual or institutional customers who have a Cash Advantage Portfolio or Liquid Asset Manager account with Crestar Asset Management Company or Crestar Bank or other institutions having a selling agreement with the Funds' distributor.

THE SHARES OFFERED HEREBY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING CRESTAR BANK OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. The Funds are separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1998, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAY 31, 1998

                                EXPENSE SUMMARY

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                            U.S.
                                                         Government      Prime
ANNUAL OPERATING EXPENSES                                Securities   Obligations
(As a percentage of average net assets)                  Money Fund      Fund
-------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver) (1)(2)                     .12%         .13%
12b-1 Fees                                                  None         None
Other Expenses (after fee waiver) (1)                       .13%         .12%
-------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver) (1)             .25%         .25%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

(1) The Adviser and the Administrator have agreed to waive, on a voluntary basis, portions of their respective fees so that Total Operating Expenses do not exceed .25%. The Adviser and the Administrator each reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Advisory Fees for each Fund would be .20%, Other Expenses (including Administrator's fees) would be .17% for the U.S. Government Securities Money Fund and .16% for the Prime Obligations Money Market Fund and Total Operating Expenses would be .37% for the U.S. Government Securities Money Fund and .36% for the Prime Obligations Fund. Additional information may be found under "The Adviser" and "The Administrator and Distributor."

(2) Advisory Fees for the Funds have been restated to reflect current expenses.

EXAMPLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  1 yr.       3 yrs.       5 yrs.       10 yrs.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2) redemption
at the end of each time period:
U.S. Government Securities Money Fund                           $       3    $       8    $      14    $      32
Prime Obligations Fund                                          $       3    $       8    $      14    $      32
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in a Fund. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Adviser" and "The Administrator and Distributor."

FINANCIAL HIGHLIGHTS                                              THE ARBOR FUND

The following information has been derived from the financial statements of The Arbor Fund (the "Trust"), which have been audited by Price Waterhouse LLP, as indicated in their report dated March 13, 1998 on the Trust's financial statements as of January 31, 1998 incorporated by reference into the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1998 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.

For a Share Outstanding Throughout the Periods ended January 31,

                                                                                                 NET
                                                                                  DIVIDENDS     ASSET
                                         NET ASSET       NET       TOTAL FROM     FROM NET      VALUE,
                                           VALUE,     INVESTMENT   INVESTMENT    INVESTMENT     END OF   TOTAL
                                         BEGINNING      INCOME     OPERATIONS      INCOME       PERIOD   RETURN
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY FUND
  1998.................................    $1.00          0.05         0.05          (0.05)     $1.00     5.52%
  1997.................................    $1.00          0.05         0.05          (0.05)     $1.00     5.29%
  1996.................................    $1.00          0.06         0.06          (0.06)     $1.00     5.88%
  1995 (1).............................    $1.00          0.03         0.03          (0.03)     $1.00     4.98%*

PRIME OBLIGATIONS FUND
  1998.................................    $1.00          0.06         0.06          (0.06)     $1.00     5.66%
  1997.................................    $1.00          0.05         0.05          (0.05)     $1.00     5.45%
  1996 (2).............................    $1.00          0.02         0.02          (0.02)     $1.00     5.82%*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                                                                                              NET
                                                                  RATIO OF                 INVESTMENT
                                                      RATIO OF    EXPENSES     RATIO OF    INCOME TO
                                            NET       EXPENSES   TO AVERAGE      NET        AVERAGE
                                          ASSETS,        TO      NET ASSETS   INVESTMENT   NET ASSETS
                                           END OF     AVERAGE    (EXCLUDING   INCOME TO    (EXCLUDING
                                           PERIOD       NET         FEE        AVERAGE        FEE
                                           (000)       ASSETS     WAIVERS)    NET ASSETS    WAIVERS)
---------------------------------------  ------------------------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY FUND
  1998.................................   $789,410      0.20%       0.37%        5.39%        5.22%
  1997.................................   $586,731      0.20%       0.37%        5.17%        5.00%
  1996.................................   $514,870      0.20%       0.37%        5.72%        5.55%
  1995 (1).............................   $579,422      0.20%*      0.38%*       4.98%*       4.80%*
PRIME OBLIGATIONS FUND
  1998.................................   $740,837      0.20%       0.36%        5.52%        5.36%
  1997.................................   $477,435      0.20%       0.38%        5.33%        5.15%
  1996 (2).............................   $382,632      0.20%*      0.40%*       5.61%*       5.41%*
---------------------------------------  ------------------------------------------------------------
---------------------------------------  ------------------------------------------------------------

*  Annualized

(1) Commenced operations on August 1, 1994.

(2) Commenced operations on October 25, 1995.

THE FUNDS AND THE TRUST

This Prospectus offers shares of the U.S. Government Securities Money Fund and the Prime Obligations Fund (the "Funds"), both diversified portfolios. The Funds are separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that either Fund will achieve its investment objective or be able to maintain a stable net asset value.

Each Fund intends to comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on each Fund's investments. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have maturities of 397 days or less.

U.S. GOVERNMENT SECURITIES MONEY FUND

The U.S. Government Securities Money Fund will invest solely in (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of the foregoing obligations; and (iv) shares of registered money market funds that invest in the foregoing.

PRIME OBLIGATIONS FUND

The Prime Obligations Fund will invest in: (i) U.S. Treasury Obligations, (ii) obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of the foregoing obligations; (iv) commercial paper of U.S. or foreign issuers; (v) short-term corporate obligations of U.S. or foreign issuers; (vi) certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks, foreign branches of such banks and domestic and foreign branches of foreign banks; (vii) obligations of foreign governments and their agencies; (viii) obligations of supranational entities; and (ix) custodial receipts representing investments in component parts of U.S. Treasury Obligations. The Fund also may purchase the securities of other registered money market funds, and may purchase bank investment contracts and guaranteed investment contracts.

The Fund will invest only in those obligations of U.S. and foreign banks that meet the following quality standards: (a) investments in the obligations of U.S. banks (including their foreign branches) are limited to those banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government, provided, however, that the Fund may invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, if the Fund at no time owns more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest that in the future may be fully covered by FDIC insurance) of any one such issuer; and (b) investments in obligations of U.S. or foreign branches of foreign banks are limited to U.S. dollar denominated obligations of foreign banks that, at the time of investment, have more than $5 billion (or the equivalent in other currencies) in total assets and have branches or agencies in the United States; provided further that these obligations are limited to banks headquartered in, and to those branches located in, the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada. The Fund's investments in foreign government obligations will be limited to those of the governments of the foregoing countries and their respective agencies.

GENERAL INVESTMENT POLICIES

Each Fund may borrow money in amounts up to 33 1/3% of total assets for temporary or emergency purposes; lend portfolio securities or enter into reverse repurchase agreements, in either case up to 33 1/3% of total assets; purchase securities subject to standby commitments or puts, or on a when-issued or delayed delivery basis; and invest up to 10% of net assets in illiquid securities.

For additional information regarding permitted investments for the Funds, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS AND
FUNDAMENTAL POLICIES

The investment objectives and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

A Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. Money market funds are subject to special diversification requirements. See "Description of Permitted Investments and Risk Factors-Restraints on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, supranational entities will be considered to be a separate industry.

3. Make loans, except that each Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Crestar Asset Management Company, formerly Capitoline Investment Services Incorporated, (the "Adviser") acts as investment adviser to the Funds. The Adviser sets investment policies, and continuously reviews, supervises and administers each Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser, 919 East Main Street, Richmond, Virginia 23219, was established in 1973. As of January 31, 1998, the Adviser's total assets under management were approximately $15.4 billion, including approximately $5.4 billion in open-end investment companies.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a wholly-owned subsidiary of Crestar Financial Corporation. Crestar Financial Corporation is a bank holding company operating in the mid-Atlantic region that had over $24.6 billion in assets as of January 31, 1998.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the U.S. Government Securities Money Fund and at an annual rate of .20% of the average daily net assets of the Prime Obligations Fund. The Adviser and the Administrator have voluntarily agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of each Fund do not exceed .25% of its respective average daily net assets. The Adviser and the Administrator each reserves the right to terminate its voluntary fee waivers at any time.

For the fiscal year ended January 31, 1998, the U.S. Government Securities Money Fund and Prime Obligations Fund paid the Adviser an advisory fee of .07% and
 .08%, respectively, of its average daily net assets.

The Glass-Steagall Act restricts the securities activities of banks and banks' affiliates, such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Funds might have to make other investment advisory arrangements.

THE ADMINISTRATOR AND DISTRIBUTOR

SEI Fund Resources (the "Administrator"), Oaks, Pennsylvania, 19456, provides the Funds with administrative services, including fund accounting, all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .08% of the average daily net assets of each of the Funds. For the fiscal year ended January 31, 1998, the U.S. Government Securities Money Fund and the Prime Obligations Fund paid the Administrator an administration fee of .04% and .04%, respectively, of its average daily net assets.

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor receives no fee for its services.

THE TRANSFER AGENT AND CUSTODIAN

Crestar Bank, 919 East Main Street, Richmond, Virginia 23219 ("Crestar Bank," or the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent also acts as the shareholder servicing agent and custodian of the Funds. As custodian, Crestar Bank holds cash, securities and other assets of the Funds as required by the Investment Company Act of 1940, as amended (the "1940 Act").

HOW TO PURCHASE SHARES

Each Fund is offered to qualified individuals or institutional customers that have a Cash Advantage Portfolio or Liquid Asset Manager account with the Adviser or Crestar Bank or other institutions having a selling agreement with the Distributor. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

Shares of each Fund may be purchased or redeemed on any day on which the New York Stock Exchange and the Federal Reserve wire are open for business ("Business Days"). Shares of a Fund may not be purchased by wire on federal holidays restricting wire transfers. The minimum initial investment is $10,000,000, unless the Shareholder has, in the opinion of a Fund, adequate intent and availability of funds to reach a future level of investment of $10,000,000. There is no minimum for subsequent purchases. Each Fund reserves the right to reject any purchase order. Share certificates will not be issued.

Fund shares may be purchased by contacting an account executive at the Shareholder's financial institution ("Account Executive") or by calling 1-800-342-5734.

A telephone order will normally become effective at the price determined at 3:00 p.m. Eastern time (the time the Funds normally calculate their net asset values), and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 3:00 p.m. Eastern time, and federal funds are received by the Fund by 4:00 p.m. Eastern time, on that day.

In the case of wire orders, Shareholders whose payments are received in or converted into federal funds by 3:00 p.m. Eastern time will normally become effective at the price determined at 3:00 p.m. Eastern time (the time the Funds normally calculate their net asset values), and the shares purchased will receive the dividend declared that day. Shareholders whose payments are received in or converted into federal funds after 3:00 p.m. Eastern time will begin to accrue dividends on the following business day.

Initial purchases of Fund shares must be accompanied by an account application which can be obtained from an Account Executive or by calling 1-800-342-5734.

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the purchase order is received and accepted by a Fund. Net asset value per share is determined as of the earlier of 3:00 p.m. (Eastern Time) or the regularly-scheduled close of normal trading on the New York Stock Exchange on each Business Day, based on the amortized cost method described in the Statement of Additional Information. The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments, using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Fund.

HOW TO REDEEM SHARES

Shareholders may redeem their shares without charge on any Business Day by contacting their Account Executive or by calling 1-800-342-5734. Shares will be redeemed by wire transfer, if requested, or by check. Shares may not be redeemed by wire on federal holidays restricting wire transfers.

Shares may be redeemed by telephone unless the Shareholder has elected not to effect telephone redemptions on the account application. Telephone redemption orders must be placed prior to 3:00 p.m. Eastern time, on any Business Day in order to be effective on such day. If transfer by wire is requested and the order is placed prior to 3:00 p.m. Eastern time, the proceeds of the redemption ordinarily will be transmitted in federal funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later than 3:00 p.m. Eastern time, the shares will receive the dividend on a Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in federal funds on the next Business Day.

Each Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Fund.

Purchase and redemption orders may be made by telephone. Neither a Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. A Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders may wish to consider placing an order by other means.

OTHER INFORMATION REGARDING REDEMPTIONS

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. In such circumstances, proceeds will be forwarded as soon as payment has been collected for the purchase of such shares, which may take 10 days or more.

Each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder decreases in value below the minimum initial purchase amount for the shares. Accordingly, a Shareholder purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if it thereafter redeems any of these shares. Before a Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in its account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum initial purchase amount.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

The purchase and redemption price is expected to remain constant at $1.00 per share.

PERFORMANCE

From time to time a Fund may advertise its current yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields.

The "current yield" of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

A Fund may periodically compare performance to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for account level fees.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUNDS

A Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment company taxable income are taxable to Shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the corporate dividends-received deduction. Distributions of net capital gains are taxable to Shareholders as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Portfolio (such designation being dependent upon the holding period of the Portfolio in the underlying asset generating the net capital gain). Each Fund will provide annual reports to Shareholders of the federal income tax status of all distributions.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders in the year declared if paid by the Fund at any time during the following January.

Income received on direct U.S. Government obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

A Fund may make investments in securities (such as Separately Traded Registered Interest and Principal Securities ("STRIPS") or zero coupon obligations) that bear "original issue discount" or "acquisition discount." The Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Each Fund intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of a Fund's shares is a taxable event to the Shareholder.

Income that a Fund derives from obligations of foreign issuers may be subject to foreign withholding taxes. A Fund will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

As of May 8, 1998, Hamac and Company owned controlling interests of the U.S. Government Securities Money Fund as defined by the Investment Company Act of 1940, as amended.

As of May 8, 1998, Barbara Holloway owned a controlling interest in the Prime Obligations Fund as defined by the Investment Company Act of 1940, as amended.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to an Account Executive.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of periodic dividends declared daily and distributed monthly to Shareholders. Currently, capital gains of a Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to their Account Executive at least 15 days prior to the distribution.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.

DESCRIPTION OF PERMITTED
INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investment practices for one or more of the Funds, and the associated risk factors:

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS - Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

GUARANTEED INVESTMENT CONTRACTS ("GICs") - GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Prime Obligations Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the

Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are generally considered to be illiquid investments. However, the Fund will treat GICs with seven-day unconditonal demand features as liquid investments.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with maturities over seven days in length.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

RECEIPTS - Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS - Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of

1933, as amended, or an exemption from registration.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which a Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING - In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on Shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STANDBY COMMITMENTS AND PUTS - Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time Deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES - Obligations issued or guaranteed by agencies of the U.S. Government and obligations issued or guaranteed by instrumentalities of the U.S. Government. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

--------------------------------------------------------------------------------

Trust:                                                            THE ARBOR FUND

                                           U.S. GOVERNMENT SECURITIES MONEY FUND
Funds:                                                    PRIME OBLIGATIONS FUND

Investment Adviser:                             CRESTAR ASSET MANAGEMENT COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. It is intended to provide additional information about the activities and operations of the U.S. Government Securities Money Fund and the Prime Obligations Fund (each a "Fund"), separate series of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus dated May 31, 1998. The Prospectus may be obtained by calling 1-800-342-5734.

                               TABLE OF CONTENTS

THE FUNDS AND THE TRUST...................................................   S-2
DESCRIPTION OF PERMITTED INVESTMENTS......................................   S-2
INVESTMENT LIMITATIONS....................................................   S-6
THE ADVISER...............................................................   S-7
THE ADMINISTRATOR.........................................................   S-8
THE DISTRIBUTOR...........................................................   S-8
TRUSTEES AND OFFICERS OF THE TRUST........................................   S-9
COMPUTATION OF YIELD......................................................  S-11
PURCHASE AND REDEMPTION OF SHARES.........................................  S-12
DETERMINATION OF NET ASSET VALUE..........................................  S-13
TAXES.....................................................................  S-13
FUND TRANSACTIONS.........................................................  S-15
TRADING PRACTICES AND BROKERAGE...........................................  S-15
DESCRIPTION OF SHARES.....................................................  S-17
SHAREHOLDER LIABILITY.....................................................  S-17
LIMITATION OF TRUSTEES' LIABILITY.........................................  S-17
5% SHAREHOLDERS...........................................................  S-17
COUNSEL...................................................................  S-18
EXPERTS...................................................................  S-18
FINANCIAL STATEMENTS......................................................  S-18
DESCRIPTION OF RATINGS....................................................   A-1

May 31, 1998

THE FUNDS AND THE TRUST

The Funds are a separate series of The Arbor Fund (the "Trust"). The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. Each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates only to the U.S. Government Securities Money Fund and the Prime Obligations Fund (each a "Fund," and collectively, the "Funds").

DESCRIPTION OF PERMITTED INVESTMENTS

BANK INVESTMENT CONTRACTS ("BICS")

BICs are contracts issued by U.S. banks and savings and loans institutions. Pursuant to such contracts, the Prime Obligations Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments. The Fund may invest up to an aggregate amount of 5% of its total assets in BICs.

BANK OBLIGATIONS

The Prime Obligations Fund is not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Fund by such banks or by their customers will not be a consideration in determining which bank obligations the Fund will purchase. The Funds will not purchase obligations of the Adviser.

DEMAND INSTRUMENTS

Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments include variable rate demand notes. Each Fund may invest in demand instruments.

FOREIGN SECURITIES

The Prime Obligations Fund may invest in certain U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments for the Fund may consist of obligations of foreign branches of U.S. banks and U.S. or foreign branches of foreign banks; provided further that these obligations are limited to banks headquartered in and to those branches located in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada.

Foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES

Each Fund may invest in securities issued by GNMA, a wholly-owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other money market mutual funds, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in a layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

PUT TRANSACTIONS (STANDBY COMMITMENTS)

Each Fund reserves the right to engage in put transactions. The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put" or "standby commitment." The Funds' ability to put the securities depends on the writer's ability to pay for the securities at the time the Funds exercise the put. The Funds will engage in put transactions only with institutions that the Adviser believes present minimal credit risks, and the Adviser will use its best efforts to determine initially and continue to monitor the financial strength of the sellers of the options in accordance with credit guidelines adopted by the Trust's Board of Trustees. In the event that any writer is unable to honor a put for financial reasons, the Funds would be general creditors (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Funds could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Funds. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Funds could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Funds, the Funds could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 0.5% of a Fund's total assets calculated immediately after any such put is acquired.

The Funds will consider the maturity of a security subject to a put to be the first date on which the Funds have the right to demand payment from the writer, even though the final maturity of the security will ordinarily be later than such date.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with primary securities dealers recognized by the Federal Reserve Bank of New York or with national member banks as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended. The repurchase agreement will have an agreed-upon price (including principal and interest) and an agreed-upon repurchase date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement; the Adviser, or its designated agent, monitors compliance with this requirement. Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as unsecured creditors and required to return the underlying security to the seller's estate.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may, to the extent consistent with its investment policies, invest in restricted securities that are securities in which the Funds may otherwise invest as provided in the Prospectus or this Statement of Additional Information. Each Fund may invest up to 10% of its net assets in illiquid securities, including restricted securities. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as not subject to the investment limitations applicable to illiquid securities.

SECURITIES LENDING

Each Fund will normally pay lending fees to broker/dealers in connection with securities loans, and related expenses from the interest earned on invested collateral. Investments made with this collateral are considered to be assets of the Funds and must comply with the Funds' investment limitations. Any securities loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker/dealer affiliate of the Adviser as a broker in these transactions. Each Fund may lend securities in an amount up to 33 1/3% of its total assets.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS")

Each Fund may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Funds' investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser will purchase for the Funds only those STRIPS that have a remaining maturity of 397 days or less; therefore, the Funds currently may purchase only interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Funds.

VARIABLE AND FLOATING RATE OBLIGATIONS

The Funds may invest in variable rate obligations and floating rate obligations (together, "adjustable interest rate obligations"). A VARIABLE RATE OBLIGATION is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value; the degree to which a variable rate obligation's market value approximates its par value will depend on the frequency of the readjustment of the obligation's interest rate and the length of time that must elapse before the next readjustment. A FLOATING RATE OBLIGATION is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Fund, the Funds may seek to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Funds to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations, and the Funds could, as a result or for other reasons, suffer a loss to the extent of the default. In addition, a variable or floating rate demand obligation with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. Variable or floating rate obligations may be secured by bank letters of credit.

For the Funds, variable and floating rate obligations will be deemed to have maturities as follows:

1. A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, will be deemed by the Funds to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate obligation that is subject to a demand feature will be deemed by the Funds to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

3. A floating rate obligation that is subject to a demand feature will be deemed by the Funds to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, an obligation is "subject to a demand feature" where the Funds are entitled to receive the principal amount of the obligation either at any time on no more than thirty days' notice or at specified intervals not exceeding thirteen months and upon no more than thirty days' notice.

Each Fund may invest in variable rate master demand notes, which may or may not be backed by bank letters of credit. These variable rate obligations permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically. Each Fund currently intends to invest no more than 5% of its net assets in zero coupon obligations.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

Each Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the Funds. A "majority of the outstanding shares" of the Funds means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Funds present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Funds are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Funds. The following investment limitations are in addition to those set forth in the Funds' Prospectus.

Pursuant to these investment restrictions, the Funds will not:

1.  Invest in companies for the purpose of exercising control.

2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Funds shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (2) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending or reverse repurchase agreements.

4. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, the Funds may invest in companies that invest in real estate, commodities or commodities contracts and the Prime Obligations Fund may purchase commodities contracts relating to financial futures contracts and options on such contracts.

5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box."

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Fund security.

7. Purchase securities of other investment companies, except as permitted by the 1940 Act, and the rules and regulations thereunder.

8. Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

1. Each Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets.

2. The Funds may not invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

Except as specifically noted above, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Trust and Crestar Asset Management Company (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any jurisdiction in which shares of the Fund are qualified for offer and sale, the Adviser will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of each Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Funds paid the following advisory fees:

                                                                            FEES PAID (000)                 FEE WAIVERS (000)
                                                                    -------------------------------  -------------------------------
FUND                                                                  1996       1997       1998       1996       1997       1998
------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
U.S. Government Securities Money Fund.............................  $     236  $     324  $     476  $     207  $     626  $     906
Prime Obligations Fund............................................  $      44  $     209  $     444  $      47  $     629  $     704

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as administrator to the Funds pursuant to an Administration Agreement (the "Administration Agreement") with the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain in effect for an initial period of four years and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Portfolios paid the following administrative fees:

                                                                            FEES PAID (000)                 FEES WAIVED (000)
                                                                    -------------------------------  -------------------------------
                                                                      1996       1997       1998       1996       1997       1998
                                                                    ---------  ---------  ---------  ---------  ---------  ---------
U.S. Government Securities Money Fund.............................  $     236  $     212  $     310  $     207  $     168  $     243
Prime Obligations Fund............................................  $      44  $     209  $     251  $      47  $     126  $     210

THE DISTRIBUTOR

SEI Investments Distribution Co. serves as distributor (the "Distributor") to the Trust pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution

Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis
Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)--Trustee**--Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis
Funds-Registered Trademark- and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset

Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)--Trustee**--Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President--Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark- and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29)--Trustee**--Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis
Funds-Registered Trademark- and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator and Distributor since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant
Secretary--General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

MARK E. NAGLE (DOB 10/20/59)--President, Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Administrator since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

JOSEPH M. O'DONNELL (DOB 11/13/54)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

------------------------

 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended January 31, 1998, the Trust paid the unaffiliated Trustees aggregate fees of $61,147.

COMPENSATION TABLE

                                                                                                   TOTAL COMPENSATION
                                                                                                   FROM REGISTRANT AND
                                                             PENSION OR                             FUND COMPLEX PAID
                                         AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    TO TRUSTEES FOR THE
                                     COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON       FISCAL YEAR ENDED
NAME OF PERSON, POSITION                REGISTRANT          FUND EXPENSES         RETIREMENT      JANUARY 31, 1998 (1)
-----------------------------------  -----------------   -------------------   ----------------   ---------------------
John T. Cooney, Trustee............     $   12,229           N/A                  N/A                  $   12,229

Frank E. Morris, Trustee...........     $   12,229           N/A                  N/A                  $   12,229

Robert A. Patterson, Trustee.......     $   12,229           N/A                  N/A                  $   12,229

Gene Peters, Trustee...............     $   12,229           N/A                  N/A                  $   12,229

James M. Storey, Trustee...........     $   12,229           N/A                  N/A                  $   12,229

William M. Doran, Trustee*.........     $        0           N/A                  N/A                  $        0

Robert A. Nesher, Trustee*.........     $        0           N/A                  N/A                  $        0

------------------------

(1) Total Compensation for service on one board.

 *  A Trustee who is an "interested person" as defined in the 1940 Act.

COMPUTATION OF YIELD

From time to time a Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of a Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of a Fund is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1.

The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

For the seven-day period ended January 31, 1998, the U.S. Government Securities Money Fund had a current yield of 5.44% and an effective yield of 5.59% and the Prime Obligations Fund had a current yield of 5.60% and an effective yield of 5.75%.

The yield of the a Fund fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which shareholders may compare a Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments. A Fund also may compare its performance or the performance of securities in which it may invest to IBC/ Donoghue's MONEY FUND AVERAGES-TM-, which monitors the performance of taxable and tax-free money market funds. This index, which assumes reinvestment of distributions, is published by IBC/ Donoghue's MONEY FUND REPORT-Registered Trademark- of Ashland, Massachusetts 01721.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Funds are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of each Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of each Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of a Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for each Fund. Such procedures include the determination of the extent of deviation, if any, of a Fund's current net asset value per share calculated using available market quotations from a Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 0.5%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if a Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The information set forth in the Prospectus and the following is only a summary of certain federal income tax considerations generally affecting each Fund and its shareholders, and is not intended as a substitute for careful tax planning. No attempt has been made to present a detailed explanation of the income tax treatment of each Fund or its shareholders. Shareholders and potential purchasers of shares are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

THE FUNDS

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Shareholders will be advised annually as to certain federal income tax consequences of distributions made during the year.

It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies; or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and in certain hedging transactions and may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to shareholders, provided the Fund distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus net short-term capital gain) and (b) 90% of its net tax-exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporated tax rates without any deduction for distributions to its shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividend received deduction for corporate shareholders.

If a Fund fails to distribute in a calendar year at least the sum of 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term gain over short and long term capital losses) for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year declared for tax purposes.

In certain cases, a Fund will be required to withhold and remit to the U.S. Treasury 31% of any distribution paid to an individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term capital gain or loss if the Share has been held for more than eighteen months, will be mid-term capital gain or loss if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such

Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a capital loss from the sale of assets held for more than one year to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund which have been included in determining such shareholder's capital gains from the sale of assets held for more than one year ). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

ADDITIONAL INFORMATION CONCERNING STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a regulated investment company for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences. For example, under certain specified circumstances, state income tax laws MAY exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING WHETHER, AND UNDER WHAT CONDITIONS SUCH EXEMPTION IS AVAILABLE.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

Certain investments may be appropriate for the Funds and for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Funds. Purchase and sale orders for the Funds may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for the Funds.

Consistent with the Conduct of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may place orders with broker/dealers which have agreed to defray certain Fund expenses such as custodian fees.

It is expected that each Fund may execute brokerage or other agency transactions through the Distributor or a registered broker/dealer affiliate of the Adviser for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission.

For the fiscal years ended January 31, 1997 and January 31, 1998 the U.S. Government Securities Money Fund and the Prime Obligations Fund paid the following brokerage commissions with respect to portfolio transactions:

                                                                                                             % OF TOTAL
                                                               TOTAL $               % OF TOTAL               BROKERAGE
                                       TOTAL $                AMOUNT OF               BROKERAGE             TRANSACTIONS
                                      AMOUNT OF               BROKERAGE              COMMISSIONS              EFFECTED
                                      BROKERAGE              COMMISSIONS               PAID TO                 THROUGH
                                     COMMISSIONS               PAID TO               AFFILIATED              AFFILIATED
                                        PAID                 AFFILIATES                BROKERS                 BROKERS
                                ---------------------   ---------------------   ---------------------   ---------------------
PORTFOLIO                         1997        1998        1997        1998        1997        1998        1997        1998
------------------------------  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
U.S. Government Securities
  Fund........................     N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Prime Obligations Fund........     N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A


                                   TOTAL BROKERAGE             TOTAL $
                                 COMMISSIONS PAID TO          AMOUNT OF
                                  SFS IN CONNECTION           BROKERAGE
                                   WITH REPURCHASE           COMMISSIONS
                                      AGREEMENT               PAID FOR
                                    TRANSACTIONS              RESEARCH
                                ---------------------   ---------------------
PORTFOLIO                         1997        1998        1997        1998
------------------------------  ---------   ---------   ---------   ---------
U.S. Government Securities
  Fund........................  $37,949.24  $ 142,350      N/A         N/A
Prime Obligations Fund........  34,718.03      60,314      N/A         N/A

For the fiscal year ended January 31, 1996, the U.S. Government Securities Money Fund and the Prime Obligations Fund did not pay any brokerage commissions with respect to portfolio transactions.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 1998, the Funds held securities of the Trust's "regular brokers or dealers" as follows:

                                                  NAME OF      TYPE OF SECURITY   DOLLAR AMOUNT AT
PORTFOLIO                                      BROKER/DEALER         HELD               FYE
---------------------------------------------  -------------   ----------------   ----------------
                                                                  Repurchase
U.S. Government Securities Money Fund........  First Boston       Agreement       30,000,000
                                                                  Repurchase
                                                 Greenwich        Agreement       139,405,000
                                                                  Repurchase
                                                J.P. Morgan       Agreement       32,983,000
                                                                  Repurchase
                                               Merrill Lynch      Agreement       29,808,000
                                                                  Repurchase
                                               Paine Webber       Agreement       170,573,000
Prime Obligations Fund.......................  Goldman Sachs   Commercial Paper   29,493,000
                                                GE Capital     Commercial Paper   29,493,000
                                                  Merrill
                                                  Lynch,
                                                  Pierce,
                                                 Fenner &
                                                   Smith       Commercial Paper   29,819,000
                                               Bear Stearns
                                                 Security
                                                   Corp.        Corporate Bond    25,000,000
                                               First Boston     Corporate Bond    28,000,000
                                                                Certificate of
                                               Bankers Trust       Deposit        29,990,000
                                                 First of       Certificate of
                                               American Bank       Deposit        9,960,000
                                                                Certificate of
                                                Nationsbanc        Deposit        30,000,000
                                                                  Repurchase
                                                 Greenwich        Agreement       80,747,000
                                                                  Repurchase
                                                J.P. Morgan       Agreement       32,278,000
                                                                  Repurchase
                                               Paine Webber       Agreement       103,450,000

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Fund, and to divide or redivide any unissued shares of the Trust into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the following section. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of May 8, 1998, the following person were the only persons who were record owners (to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

U.S. GOVERNMENT SECURITIES MONEY FUND: Hamac & Co., Attn: Barbara Holloway, 919 East Main Street, Richmond, VA 23219, 100%.

PRIME OBLIGATIONS FUND: Hamac & Co., Attn: Barbara Holloway, 919 East Main Street, Richmond, VA 23219, 100%.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended January 31, 1998, and the Report of Independent Accountants of Price Waterhouse LLP dated March 13, 1998, relating to the financial statements, including the financial highlights of the Fund are incorprated herein by reference.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -  Leading market positions in well-established industries.

            -  High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Service, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small. The designation A1 by IBCA, Inc. ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                      A-1